Table 1

FOR ENTIRE POOL

                                                              REMAINING
                      # OF MTGE    BAL AS OF    % OF BAL AS    TERM TO             MTGE           ORIG
RANGE OF DTI RATIOS     LOANS        CUTOFF      OF CUT-OFF    MATURITY   DTI %   RATES   FICO    CLTV
------------------------------------------------------------------------------------------------------

<=20                      275     31377415.82       2.91         356      16.25    7.56    626   81.35
20.01 - 25                387     41193942.57       3.82         352      23.02   7.721    611   80.28
25.01 - 30                601     71617449.12       6.63         356      27.85   7.664    611   82.63
30.01 - 35                940     124104536.3       11.5         355      32.96   7.547    616   83.35
35.01 - 40               1274     171041924.9      15.84         355      37.78   7.641    617   86.11
40.01 - 45               1626     238953164.8      22.13         356      42.81    7.64    618   86.72
45.01 - 50               2008       303213200      28.09         355      47.72   7.627    621   88.09
50.01 - 55                623        98033389       9.08         356      52.44   7.662    606   83.57

Table 2

FOR STATED DOCS ONLY

                                   WTD AVG  WTD AVG   WTD                        WTD    WTD  % RATE/
                         AVG LOAN   GROSS    GROSS    AVG    % SELF    % OWNER   AVG    AVG    TERM   % CASHOUT         WTD AVG
PROP TYPE      # LOANS     BAL      COUPON   MARGIN   DTI   EMPLOYED  OCCUPIED   LTV   FICO    REFI      REFI     % IO  IO TERM
-------------------------------------------------------------------------------------------------------------------------------

2-4 Family        141   259718.64   7.473     6.26   43.65     24.9     88.97    76.5   641     1.1     68.33    22.72     60
Condominium       135   161059.63   7.839    6.535   41.66    28.35     87.83   77.38   645    0.75     51.37    28.33     59
PUD               270   209458.08   7.467    6.237    42.3    26.18     95.59   76.98   634     1.4     55.18    36.67     59
Single Family    1942   170152.27   7.673    6.478   40.82    25.53     96.46   75.44   630    0.88     64.51    31.12     59
Townhouse          16   112852.31   7.813    6.687   39.28     8.41     95.76   73.96   617    1.05     73.22        0      0

Table 3

FOR IO LOANS ONLY

                                   % OF LOANS                   % STATED   % 2-4
                         AVG LOAN   W/ SILENT  WTD AVG  WT AVG    WAGE    FAMILY  OCCUPANCY    WT AVG
DOC TYPE       # LOANS     BAL      2D LIENS     LTV     FICO    EARNERS   HOMES    STATUS   GROSS CPN
-----------------------------------------------------------------------------------------------------

Alternative       40     265272.5       0       81.53    648        0      3.05     98.03      6.634
Full             626    189947.54       0       80.45    626        0      4.08     99.64      6.761
Stated Income    533    259003.81       0       79.63    654      100      6.03     99.92      7.093

------------------
COUNTERPARTY
------------------
UNDERWRITER
ISSUER
DEPOSITOR
SELLER
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS
------------------

-----------------------------------
ORIGINATORS   GROUP (%)   TOTAL (%)
-----------------------------------
AEGIS          100.00%     100.00%
-----------------------------------

-----------------------------------
SERVICERS     GROUP (%)   TOTAL (%)
-----------------------------------
AEGIS          100.00%     100.00%
-----------------------------------

-------------------------------
 FICO         AGG UPB     AGG %
-------------------------------
 < 500
500 - 519    48,314,523    4.48
520 - 539    67,300,356    6.23
540 - 559    68,471,531    6.34
560 - 579    87,678,415    8.12
580 - 599   164,301,964   15.22
600 - 619   140,396,644   13.01
620 - 639   139,941,701   12.96
640 - 659   124,754,785   11.56
660 - 679    90,115,737    8.35
680 - 699    56,012,654    5.19
700 - 719    33,003,498    3.06
720 - 739    25,663,472    2.38
740 - 759    15,366,636    1.42
760 - 779    10,018,082    0.93
780 - 799     7,085,081    0.66
800 - 819     1,109,942    0.10
-------------------------------

----------------------------------------------------------
COLLATERAL INFO                 GROUP           TOTAL
----------------------------------------------------------
Gross WAC                          7.616%           7.630%
----------------------------------------------------------
WA CLTV                            83.68%           85.66%
CLTV >80%                          57.86%           62.69%
CLTV >90%                          33.70%           38.92%
CLTV >95%                          28.27%           33.63%
----------------------------------------------------------
LB <$50,000                         5.02%            4.15%
LB $50k - $100k                    16.88%           14.79%
LB $100k - $150k                   22.08%           18.05%
----------------------------------------------------------
WA FICO                            614.0            617.0
<560 FICO                          19.02%           17.05%
560 - 600 FICO                     24.15%           24.23%
----------------------------------------------------------
SF / TH / PUD                      90.40%           89.04%
2-4 Family                          5.47%            6.23%
Condo                               4.06%            4.68%
Manufactured Housing (MH)             --               --
Other                               0.07%            0.05%
----------------------------------------------------------
Primary                            95.09%           96.03%
Second                              0.91%            0.99%
Investment                          4.01%            2.98%
----------------------------------------------------------
Full / Alt                         62.87%           58.30%
Stated / Limited                   36.84%           41.42%
NINA                                0.29%            0.28%
----------------------------------------------------------
1st Lien                           96.03%           95.03%
2nd Lien                            3.97%            4.97%
----------------------------------------------------------
State 1                          FLORIDA          FLORIDA
%                                  11.34%           12.25%
State 2                       CALIFORNIA       CALIFORNIA
%                                   7.81%           12.03%
State 3                         NEW YORK         NEW YORK
%                                   5.66%            6.99%
State 4                         ILLINOIS         ILLINOIS
%                                   6.42%            5.79%
State 5                          ARIZONA          ARIZONA
%                                   7.51%            5.68%
----------------------------------------------------------
ARM / HYB                          78.43%           79.45%
Fixed                              21.57%           20.55%
----------------------------------------------------------
Purchase                           26.99%           38.71%
Refi-RT                             1.49%            1.22%
Refi-CO                            71.52%           60.07%
----------------------------------------------------------
Size                        $588,473,485   $1,079,535,022
AVG Balance                     $121,585         $139,583
Loan Count                         4,840            7,734
----------------------------------------------------------
Interest Only (IO)                 20.85%           24.79%
Negative Amortization
----------------------------------------------------------

-----------------------------------------------------
   GWAC     AGG ARM UPB   ARM %   AGG FIX UPB   FIX %
-----------------------------------------------------
0 - 4.5
4.5 - 5         881,104    0.10
5 - 5.5      22,491,854    2.62     2,020,959    0.91
5.5 - 6      47,941,949    5.59    37,205,576   16.77
6 - 6.5      95,669,220   11.15    24,860,228   11.21
6.5 - 7     160,890,773   18.76    29,466,741   13.29
7 - 7.5     129,033,150   15.04    17,169,851    7.74
7.5 - 8     141,197,740   16.46    19,758,311    8.91
8 - 8.5      81,180,323    9.46     9,414,911    4.24
8.5 - 9      73,191,353    8.53    11,952,200    5.39
9 - 9.5      55,456,534    6.47     5,767,350    2.60
9.5 - 10     41,119,280    4.79    15,517,305    7.00
10 - 10.5     6,386,463    0.74    24,265,275   10.94
10.5 - 11       991,683    0.12    13,463,464    6.07
11 - 11.5       546,091    0.06     3,594,149    1.62
11.5 - 12       756,851    0.09     2,816,961    1.27
12 - 12.5                           4,372,461    1.97
12.5 - 13                              99,930    0.05
13 - 13.5                              54,982    0.02
13.5 - 14
14 - 14.5
14.5 +
-----------------------------------------------------

--------------
RATINGS
--------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating
--------------

------------------------------------
CREDIT ENHANCEMENT
------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)
------------------------------------

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any 'Total' column refers to all collateral in the deal that is crossed with
Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620
FICO bucket, don't leave it out, just enter 0's)

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
           FIXED             0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
         FULL DOC             60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.17%   0.20%   0.19%   0.28%   0.23%   0.16%   0.01%   0.00%
               560 - 599     0.17%   0.27%   0.11%   0.23%   0.14%   0.23%   0.15%   1.56%
               600 - 619     0.13%   0.04%   0.15%   0.16%   0.05%   0.05%   0.10%   1.32%
               620 - 659     0.21%   0.26%   0.23%   0.30%   0.28%   0.23%   0.12%   1.24%
               660 - 699     0.14%   0.14%   0.11%   0.25%   0.21%   0.25%   0.10%   0.50%
               700 - 740     0.27%   0.05%   0.15%   0.14%   0.10%   0.21%   0.10%   0.11%
                 740 +       0.14%   0.21%   0.05%   0.18%   0.12%   0.07%   0.06%   0.10%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
           FIXED             0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
        NOT FULL DOC          60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.12%   0.09%   0.10%   0.08%   0.04%   0.02%   0.00%   0.00%
               560 - 599     0.20%   0.15%   0.04%   0.17%   0.11%   0.06%   0.01%   0.03%
               600 - 619     0.04%   0.13%   0.04%   0.04%   0.03%   0.08%   0.00%   0.00%
               620 - 659     0.22%   0.12%   0.11%   0.27%   0.21%   0.30%   0.15%   0.96%
               660 - 699     0.10%   0.23%   0.05%   0.46%   0.30%   0.24%   0.08%   0.85%
               700 - 740     0.08%   0.13%   0.14%   0.27%   0.18%   0.07%   0.04%   0.23%
                 740 +       0.05%   0.07%   0.08%   0.09%   0.03%   0.07%   0.01%   0.09%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
      AMORTIZING ARM         0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
         FULL DOC             60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.88%   1.75%   1.29%   2.18%   2.30%   1.27%   0.13%   0.00%
               560 - 599     0.43%   0.51%   0.62%   0.78%   0.81%   1.60%   0.96%   4.51%
               600 - 619     0.07%   0.08%   0.11%   0.23%   0.25%   0.48%   0.29%   2.26%
               620 - 659     0.07%   0.31%   0.09%   0.61%   0.44%   0.58%   0.45%   2.37%
               660 - 699     0.11%   0.07%   0.07%   0.15%   0.29%   0.23%   0.10%   0.69%
               700 - 740     0.00%   0.00%   0.01%   0.06%   0.16%   0.11%   0.08%   0.21%
                 740 +       0.00%   0.00%   0.05%   0.04%   0.10%   0.05%   0.05%   0.13%
-------------------------------------------------------------------------------------------

1.   We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3.   Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5.   Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
      AMORTIZING ARM         0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
       NOT FULL DOC           60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.75%   1.60%   1.46%   1.00%   0.46%   0.28%   0.01%   0.00%
               560 - 599     0.47%   0.68%   0.43%   0.94%   0.93%   1.24%   0.18%   0.01%
               600 - 619     0.10%   0.16%   0.25%   0.70%   0.39%   0.78%   0.28%   0.05%
               620 - 659     0.44%   0.31%   0.37%   1.11%   0.58%   1.02%   0.36%   2.42%
               660 - 699     0.12%   0.18%   0.14%   0.38%   0.30%   0.16%   0.10%   1.22%
               700 - 740     0.10%   0.10%   0.03%   0.21%   0.04%   0.20%   0.01%   0.50%
                 740 +       0.00%   0.01%   0.01%   0.16%   0.01%   0.17%   0.11%   0.05%
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
      AMORTIZING ARM
       NOT FULL DOC
----------------------------------------------------------------------------------------------------------------------------------

FICO RANGE   Less than 560  0.007498144  0.015951087  0.014566581  0.010022624   0.00462375  0.002809442   0.00013703            0
               560 - 599     0.00469705  0.006802937  0.004275747  0.009394136  0.009268548  0.012353451  0.001844835  0.000142184
               600 - 619    0.001008264  0.001640667  0.002529113  0.006991559  0.003925591  0.007806168   0.00284047  0.000483626
               620 - 659    0.004387731  0.003097035  0.003724399  0.011127814  0.005836201  0.010157458  0.003608191  0.024183397
               660 - 699    0.001153552  0.001761489   0.00137631  0.003848676  0.002995273  0.001646149  0.000956581  0.012225442
               700 - 740    0.001041736   0.00099934  0.000342357  0.002108744  0.000401182  0.002002433  7.04007E-05  0.004987997
                 740 +                0  0.000104106  8.32762E-05  0.001558564  5.51163E-05  0.001651301   0.00106563  0.000507882
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
    NON-AMORTIZING ARM       0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
         FULL DOC             60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
               560 - 599     0.07%   0.15%   0.09%   0.17%   0.09%   0.25%   0.18%   1.81%
               600 - 619     0.03%   0.11%   0.04%   0.28%   0.09%   0.15%   0.16%   2.08%
               620 - 659     0.00%   0.00%   0.19%   0.36%   0.20%   0.37%   0.28%   1.72%
               660 - 699     0.00%   0.06%   0.02%   0.22%   0.05%   0.10%   0.03%   0.73%
               700 - 740     0.00%   0.00%   0.00%   0.03%   0.03%   0.00%   0.04%   0.21%
                 740 +       0.00%   0.00%   0.01%   0.09%   0.00%   0.04%   0.01%   0.05%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      COMBINED LTV
                             --------------------------------------------------------------
    NON-AMORTIZING ARM       0% -   60.1%   70.1%   75.1%   79.1%   80.1%   90.1%
       NOT FULL DOC           60%   - 70%   - 75%   - 79%   - 80%   - 90%   - 95%   95.1% +
-------------------------------------------------------------------------------------------

FICO RANGE   Less than 560   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
               560 - 599     0.22%   0.27%   0.21%   0.23%   0.31%   0.48%   0.06%   0.02%
               600 - 619     0.14%   0.10%   0.03%   0.42%   0.15%   0.35%   0.02%   0.00%
               620 - 659     0.11%   0.12%   0.08%   0.81%   0.41%   0.42%   0.22%   2.48%
               660 - 699     0.01%   0.10%   0.06%   0.69%   0.16%   0.50%   0.18%   2.32%
               700 - 740     0.03%   0.03%   0.03%   0.15%   0.10%   0.09%   0.07%   0.55%
                 740 +       0.04%   0.07%   0.00%   0.05%   0.11%   0.06%   0.00%   0.25%
-------------------------------------------------------------------------------------------

-------------------------
CHECK FOR 0'S

Total equals 100%   0.00%
GT 80% Match        0.00%
ARM Match           0.00%
IO Match            0.00%
FICO % Match        0.00%
-------------------------

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         AEGIS 05-5 {CAMBRIDGE}         October 17, 2005
gtabor                                                              01:13 PM EDT
                                                                     Page 1 of 2
--------------------------------------------------------------------------------

                                   BACK RATIO

-----------------------------------------------------------------
                                                 PCT OF
                                   TOTAL        OVERALL   WTD AVG
                                  CURRENT       CURRENT     BACK
BACK RATIO           COUNT        BALANCE       BALANCE    RATIO
-----------------------------------------------------------------
- 10.00                 28       5,029,340.95      0.47     7.82
10.01 - 15.00           62       6,015,207.37      0.56    13.11
15.01 - 20.00          185      20,332,867.50      1.88    18.02
20.01 - 25.00          387      41,193,942.57      3.82    23.02
25.01 - 30.00          601      71,617,449.12      6.63    27.85
30.01 - 35.00          940     124,104,536.25     11.50    32.96
35.01 - 40.00        1,274     171,041,924.89     15.84    37.78
40.01 - 45.00        1,626     238,953,164.78     22.13    42.81
45.01 - 50.00        2,008     303,213,200.02     28.09    47.72
50.01 - 55.00          608      95,442,107.45      8.84    52.34
55.01 - 60.00           15       2,591,281.55      0.24    56.19
-----------------------------------------------------------------
TOTAL                7,734   1,079,535,022.45    100.00    40.68
=================================================================

                                    FICO/DTI

--------------------------------------
                      PCT OF
                     OVERALL   WTD AVG
                     CURRENT     BACK
FICO SCORE           BALANCE    RATIO
--------------------------------------
500 - 549              13.29    39.81
550 - 599              27.11    40.59
600 - 649              31.62    41.32
650 - 699              19.44    40.70
700 - 749               6.14    40.78
750 - 799               2.30    38.32
800 - 849               0.10    27.73
--------------------------------------
TOTAL                 100.00    40.68
======================================

                                  IO FLAG

----------------------------------------------------------------------------
                                                  PCT OF             WTD AVG
IO FLAG                              TOTAL       OVERALL   WTD AVG     LOAN
SS FLAG1                            CURRENT      CURRENT     BACK       TO
LOAN TO VALUE           COUNT       BALANCE      BALANCE    RATIO     VALUE
----------------------------------------------------------------------------
NO                      6,535   811,967,932.45    75.21     40.37      74.81
   FALSE                5,294   647,300,896.52    59.96     40.17      73.49
        0.00 -   9.99       3       122,593.27     0.01     41.36       8.06
       10.00 -  19.99     331    12,350,662.69     1.14     41.14      18.91
       20.00 -  29.99   1,104    43,652,910.13     4.04     41.01      20.20
       30.00 -  39.99      44     4,815,393.98     0.45     38.12      35.33
       40.00 -  49.99      91    13,217,993.68     1.22     37.35      45.94
       50.00 -  59.99     213    36,062,088.94     3.34     38.84      55.84
       60.00 -  69.99     412    64,873,507.49     6.01     38.59      65.10
       70.00 -  79.99     749   130,559,978.96    12.09     40.53      74.70
       80.00 -  89.99   1,441   215,547,773.27    19.97     40.36      83.48
       90.00 -  99.99     817   115,365,597.65    10.69     40.64      92.06
      100.00 - 109.99      89    10,732,396.46     0.99     40.74     100.00
   TRUE                 1,241   164,667,035.93    15.25     41.16      79.99
       70.00 -  79.99     241    30,510,301.91     2.83     39.99      79.94
       80.00 -  89.99   1,000   134,156,734.02    12.43     41.43      80.00
YES                     1,199   267,567,090.00    24.79     41.63      80.07
   FALSE                  499   126,773,666.54    11.74     41.03      80.16
       20.00 -  29.99       2       196,700.00     0.02     36.31      24.52
       30.00 -  39.99       4       880,000.00     0.08     37.46      34.83
       40.00 -  49.99      11     1,783,100.00     0.17     32.35      44.23
       50.00 -  59.99      20     5,577,000.00     0.52     41.58      55.47
       60.00 -  69.99      44    10,228,913.43     0.95     38.76      65.82
       70.00 -  79.99      80    20,531,194.28     1.90     40.34      75.74

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         AEGIS 05-5 {CAMBRIDGE}         October 17, 2005
gtabor                                                              01:13 PM EDT
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

                                     IO FLAG

------------------------------------------------------------------------------
                                                    PCT OF             WTD AVG
IO FLAG                               TOTAL        OVERALL   WTD AVG     LOAN
SS FLAG1                             CURRENT       CURRENT     BACK       TO
LOAN TO VALUE           COUNT        BALANCE       BALANCE    RATIO     VALUE
------------------------------------------------------------------------------
      80.00 - 89.99       224      59,347,869.05      5.50    41.51     82.96
      90.00 - 99.99       114      28,228,889.78      2.61    41.95     91.62
   TRUE                   700     140,793,423.46     13.04    42.17     79.99
      70.00 - 79.99       132      22,075,368.50      2.04    42.23     79.92
      80.00 - 89.99       568     118,718,054.96     11.00    42.16     80.00
------------------------------------------------------------------------------
TOTAL                   7,734   1,079,535,022.45    100.00    40.68     76.11
==============================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

---------
DEAL INFO
--------------------------------------------------------------------------------
DEAL NAME              AEGIS 05-5
BLOOMBERG TICKER:
ASSET CLASS:           Subprime
ISSUER:
TRUSTEE:
LEAD MANAGER(S)        BEAR STEARNS

MONTH:
   To Roll             23
   Remaining Term      2
   Remaining IO Term   58

% INTEREST ONLY        24.79
--------------------------------------------------------------------------------
Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

----------------
MASTER SERVICER:
----------------
BACKUP SERVICER:
----------------------------------------------------------------------------------------------
PRIMARY SERVICER (S):      %      NAME   ORIGINATOR (S):      %      NAME   FICO BY ORIGINATOR
----------------------------------------------------------------------------------------------

           1            100.00   AEGIS           1         100.00%  AEGIS           617
           2                                     2
           3                                     3
           4                                     4
           5                                     5
           6                                     6
           7                                     7
           8                                     8
           9                                     9
          10                                    10

Please fill out complete list of servicers and originators even if it is greater then ten

                                   FICO BUCKET

---------------------------------------------------------------------
                                  DEAL SIZE
                     -----------------------------------     WA LOAN
FICO                 # LOANS        BALANCE          %       BALANCE
---------------------------------------------------------------------

500 - 519               361       48,314,523.00     4.48   133,835.00
520 - 539               471       67,300,356.00     6.23   142,888.00
540 - 559               512       68,471,531.00     6.34   133,733.00
560 - 579               631       87,678,415.00     8.12   138,952.00
580 - 599             1,431      164,301,964.00    15.22   114,816.00
600 - 619             1,142      140,396,644.00    13.01   122,939.00
620 - 639             1,011      139,941,701.00    12.96   138,419.00
640 - 659               828      124,754,785.00    11.56   150,670.00
660 - 679               542       90,115,737.00     8.35   166,265.00
680 - 699               318       56,012,654.00     5.19   176,140.00
700 - 719               184       33,003,498.00     3.06   179,367.00
720 - 739               120       25,663,472.00     2.38   213,862.00
740 - 759                85       15,366,636.00     1.42   180,784.00
760 - 779                53       10,018,082.00     0.93   189,020.00
780 - 799                38        7,085,081.00     0.66   186,450.00
800 - 819                 7        1,109,942.00     0.10   158,563.00
---------------------------------------------------------------------
TOTAL                 7,734    1,079,535,022.00   100.00   139,583.00
=====================================================================

----------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------------
FICO                  WAC    FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY   MI %
----------------------------------------------------------------------------------------------------------------------

500 - 519            8.81   510.00   73.49   40.31     99.28    89.09       84.52        66.39           --        --
520 - 539            8.37   530.00   73.85   39.11     97.48    81.38       88.53        71.82           --        --
540 - 559            8.21   550.00   76.86   40.14     97.19    77.79       83.54        70.97           --        --
560 - 579            8.09   569.00   77.98   40.55     96.96    78.69       70.54        66.17         7.91        --
580 - 599            7.95   589.00   75.59   40.80     97.73    77.40       49.37        72.73        26.52        --
600 - 619            7.71   609.00   76.87   41.48     94.90    76.72       52.59        69.17        32.72        --
620 - 639            7.45   629.00   76.57   40.76     96.34    75.48       54.32        55.99        32.00        --
640 - 659            7.36   649.00   75.78   41.62     93.79    72.98       55.46        40.42        32.89        --
660 - 679            7.05   669.00   76.46   39.95     95.18    74.32       52.25        38.72        39.74        --
680 - 699            7.00   689.00   76.21   41.58     94.03    72.02       47.03        35.53        41.91        --
700 - 719            6.53   709.00   74.99   41.22     96.44    73.22       66.61        44.20        20.84        --
720 - 739            6.63   728.00   76.13   40.96     96.51    64.74       55.47        38.67        39.94        --
740 - 759            6.43   750.00   77.18   36.95     96.78    71.33       61.47        55.65        23.07        --
760 - 779            6.46   770.00   76.83   38.67     87.72    82.72       56.20        53.39        30.63        --
780 - 799            6.17   787.00   76.15   40.75     85.59    79.00       42.58        38.08        32.49        --
800 - 819            6.44   804.00   74.53   27.73    100.00    47.79      100.00        93.98           --        --
----------------------------------------------------------------------------------------------------------------------
TOTAL                7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79        --
======================================================================================================================

FICO MEAN: 617

                                   LTV BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
LTV                  # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

=<50                 1596.00     78133544.00     7.24    48956.00
>50 =<55               86.00     13360879.00     1.24   155359.00
>55 =<60              156.00     29240109.00     2.71   187437.00
>60 =<65              268.00     42923894.00     3.98   160164.00
>65 =<70              307.00     52555727.00     4.87   171191.00
>70 =<75              443.00     78365338.00     7.26   176897.00
>75 =<80             2888.00    467076416.00    43.27   161730.00
>80 =<85              693.00    116767934.00    10.82   168496.00
>85 =<90              852.00    136817709.00    12.67   160584.00
>90 =<95              314.00     47255470.00     4.38   150495.00
>95 =<100             131.00     17038004.00     1.58   130061.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     --------------------------------------------------------------------------------------------------
LTV                   WAC    FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY    MI %
-----------------------------------------------------------------------------------------------------------------------

=<50                 9.61   627.00   26.41   39.90     98.86    77.21       32.52        61.42         4.36        0.00
>50 =<55             7.19   590.00   52.82   39.44     95.33    79.78       95.58        49.05        12.70        0.00
>55 =<60             7.10   601.00   57.66   39.43     95.35    84.07       94.37        51.24        11.39        0.00
>60 =<65             7.17   601.00   63.51   38.16     97.82    79.74       94.22        50.76        12.97        0.00
>65 =<70             7.65   579.00   68.83   39.20     96.68    79.08       95.48        49.69        11.72        0.00
>70 =<75             7.53   588.00   73.98   40.66     95.29    77.39       90.73        50.78        11.18        0.00
>75 =<80             7.13   628.00   79.82   41.13     98.00    74.53       39.48        60.21        38.67        0.00
>80 =<85             7.82   607.00   84.36   41.08     92.26    75.51       84.16        58.68        16.04        0.00
>85 =<90             8.06   615.00   89.63   41.02     91.59    76.60       70.22        54.27        21.59        0.00
>90 =<95             8.25   627.00   94.71   40.44     92.04    78.70       65.34        71.10        20.68        0.00
>95 =<100            8.55   645.00   99.90   41.48    100.00    86.89       66.67        85.47         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79        0.00
=======================================================================================================================

LTV MEAN: 80.09   CLTV: 80.09

LTV =80: 33.74   % SILENT SECONDS: 28.30
CLTV W/ SILENT SECONDS: 85.66

                                   DTI BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
DTI                  # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

=<20                    275      31377416    2.91    114100
>20 =<25                387      41193943    3.82    106444
>25 =<30                601      71617449    6.63    119164
>30 =<35                940     124104536    11.5    132026
>35 =<40               1274     171041925   15.84    134256
>40 =<45               1626     238953165   22.13    146958
>45 =<50               2008     303213200   28.09    151003
>50 =<55                608      95442107    8.84    156977
>55 =<60                 15       2591282    0.24    172752
>60
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
DTI                   WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

=<20                  7.56    626   75.23   16.25    95.59     89.32       74.69        68.13        14.28
>20 =<25             7.721    611   73.17   23.02    95.61     84.82       67.89        67.51        15.89
>25 =<30             7.664    611   74.94   27.85    97.01     82.26       65.53        62.87        19.69
>30 =<35             7.547    616   75.69   32.96    96.36     78.24       66.04        64.16        20.69
>35 =<40             7.641    617   76.08   37.78    97.74     77.15       59.45        57.19        25.27
>40 =<45              7.64    618   76.46   42.81    95.38     76.05       54.41        52.48         27.7
>45 =<50             7.627    621   76.79   47.72    95.56     73.22       55.76        54.45        28.95
>50 =<55             7.683    606   76.18   52.34    95.19     71.77       68.28        68.91        19.38
>55 =<60             6.891    623   75.45   56.19     96.7      74.4       86.43        54.62        41.16
>60
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
==============================================================================================================

DTI MEAN: 40.68

                                 PURPOSE BUCKET

------------------------------------------------------------
                                DEAL SIZE
                      ----------------------------   WA LOAN
PURPOSE               # LOANS     BALANCE      %     BALANCE
------------------------------------------------------------

CASH OUT REFINANCE      3774     648486527   60.07    171830
PURCHASE                3702     417867317   38.71    112876
RATE/TERM REFINANCE      258      13181178    1.22     51090
------------------------------------------------------------
TOTAL                   7734    1079535022     100    139583
============================================================

----------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      ------------------------------------------------------------------------------------------
PURPOSE                 WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE     7.528    609   77.35    40.3    96.07     78.04         100        56.07        19.17
PURCHASE               7.707    629   75.59   41.24    95.84     73.93           0        61.47        34.29
RATE/TERM REFINANCE   10.217    637   31.76   41.92     99.7     76.11           0        67.53            0
----------------------------------------------------------------------------------------------------------------
TOTAL                   7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
================================================================================================================

                                OCCUPANCY BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
OCC TYPE             # LOANS     BALANCE       %    BALANCE
-----------------------------------------------------------

INVESTOR                289      32165456    2.98    111299
OWNER OCCUPIED         7393    1036629113   96.03    140218
SECOND HOME              52      10740453    0.99    206547
                                                0
                                                0
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
OCC TYPE              WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

INVESTOR             8.201    633   80.65   41.47        0     60.63       65.91        55.21            0
OWNER OCCUPIED       7.612    616   75.89   40.65      100     77.13        60.1        58.59        25.74
SECOND HOME           7.72    647   84.22   41.55        0     55.99       39.88        39.16         6.92

--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
==============================================================================================================

INVESTMENT LTV = 80: 2.60%

                              DOCUMENTATION BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
DOC TYPE             # LOANS     BALANCE       %    BALANCE
-----------------------------------------------------------

FULL/ALTERNATIVE       5217     629357616    58.3    120636
NO DOCUMENTATION         13       3019006    0.28    232231
STATED INCOME          2504     447158401   41.42    178578
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
DOC TYPE              WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

FULL/ALTERNATIVE     7.628    606   76.34   40.27    96.51     78.13       57.77         100         20.58
NO DOCUMENTATION     6.673    690    74.3       0      100     96.69         100           0             0
STATED INCOME        7.639    632   75.81   41.27    95.32      73.9       63.04           0         30.87
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07        58.3         24.79
==============================================================================================================

                                 PROPERTY BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
PROPERTY TYPE        # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

2-4 FAMILY              311      67277101    6.23    216325
CONDOMINIUM             369      50503117    4.68    136865
MOBILE HOME               5        615430    0.06    123086
PUD                     772     129492082      12    167736
SINGLE FAMILY          6221     825084577   76.43    132629
TOWNHOUSE                56       6562715    0.61    117191
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
PROPERTY TYPE         WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

2-4 FAMILY           7.394    632   76.35   43.62    87.06         0       71.15        45.57        20.06
CONDOMINIUM          7.665    631   76.41   42.11    91.99         0       45.81        56.95        33.26
MOBILE HOME          9.327    589    87.9   34.05      100         0       83.36          100            0
PUD                   7.43    619   76.39   41.49    96.48         0       52.68        56.07        30.94
SINGLE FAMILY         7.68    614   76.03   40.26    96.91       100       61.34         59.6        23.75
TOWNHOUSE            7.279    619   74.76   37.78    98.83         0       40.39        76.12        19.14
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
==============================================================================================================

                                PRINCIPAL BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
UPB                  # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

=<50                 1413.00     44848711.00     4.15    31740.00
>50 =<75             1051.00     66612123.00     6.17    63380.00
>75 =<100            1061.00     93023937.00     8.62    87676.00
>100 =<125            921.00    103760295.00     9.61   112660.00
>125 =<150            663.00     91077209.00     8.44   137371.00
>150 =<200            996.00    172786554.00    16.01   173480.00
>200 =<250            627.00    139969220.00    12.97   223236.00
>250 =<300            345.00     94580020.00     8.76   274145.00
>300 =<350            186.00     60079477.00     5.57   323008.00
>350 =<400            181.00     67520011.00     6.25   373039.00
>400 =<450            119.00     50695872.00     4.70   426016.00
>450 =<500             87.00     41449535.00     3.84   476431.00
>500 =<600             53.00     28951378.00     2.68   546252.00
>600 =<700             18.00     11394771.00     1.06   633043.00
=>700                  13.00     12785911.00     1.18   983532.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

------------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ---------------------------------------------------------------------------------------------
UPB                   WAC     FICO    % LTV    % DTI    PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
------------------------------------------------------------------------------------------------------------------

=<50                 10.22   609.00   36.05    38.52     94.39     83.11       21.43        79.19         0.10
>50 =<75              8.84   603.00   70.49    37.64     93.22     88.12       39.83        75.99         4.59
>75 =<100             8.19   602.00   75.82    38.45     94.39     85.37       47.90        76.77         7.22
>100 =<125            7.93   605.00   76.63    39.85     95.61     81.63       50.86        67.60        15.16
>125 =<150            7.72   607.00   78.43    40.20     96.10     77.71       56.41        65.61        20.36
>150 =<200            7.45   611.00   78.26    40.93     97.39     77.55       65.87        61.44        23.96
>200 =<250            7.31   619.00   78.93    41.37     96.05     74.11       71.19        54.52        27.73
>250 =<300            7.08   626.00   78.28    42.49     98.53     72.01       67.32        49.19        37.32
>300 =<350            7.06   635.00   80.15    42.18     95.64     69.77       57.99        41.41        40.09
>350 =<400            7.03   632.00   79.31    41.75     95.63     70.10       73.70        46.97        37.06
>400 =<450            7.01   636.00   79.59    42.16     95.83     68.18       61.29        36.30        44.55
>450 =<500            6.95   636.00   80.27    41.88     97.68     73.65       70.18        39.19        47.29
>500 =<600            7.23   633.00   82.19    43.26     96.39     64.57       79.77        44.32        40.03
>600 =<700            7.20   620.00   74.88    42.30     94.12     55.36       78.42        27.95        27.85
=>700                 7.05   639.00   75.79    37.13     94.02     70.72       75.87        44.28        14.86
------------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11    40.68     96.03     76.43       60.07        58.30        24.79
==================================================================================================================

* IN $1,000

MIN 4.764   MAX 13.490

                          STATE CONCENTRATION BUCKET *

-------------------------------------------------------------
                               DEAL SIZE
                     ----------------------------    WA LOAN
STATE*               # LOANS     BALANCE      %      BALANCE
-------------------------------------------------------------

FLORIDA                 910     132219056   12.25      145296
CALIFORNIA              508     129825759   12.03      255563
NEW YORK                315      75406845    6.99      239387
ILLINOIS                443      62540003    5.79      141174
ARIZONA                 383      61307755    5.68      160072
OHIO                    619      50459636    4.67       81518
TEXAS                   487      46744081    4.33       95984
MASSACHUSETTS           202      45926859    4.25      227361
NEVADA                  199      40090952    3.71      201462
MICHIGAN                365      36088816    3.34       98873
MARYLAND                157      31129252    2.88      198275
VIRGINIA                157      29468902    2.73      187700
COLORADO                216      27673286    2.56      128117
NORTH CAROLINA          280      27013865     2.5       96478
GEORGIA                 257      26993350     2.5      105032
OTHER                  2236     256646603   23.76   112975.60
-------------------------------------------------------------
TOTAL                  7734    1079535022     100      139583
=============================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
STATE*                WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

FLORIDA              7.689      611   75.82   40.57    92.76     69.53       55.17        52.79        23.27
CALIFORNIA           6.949      633    72.6   41.47    97.61      84.7       61.35        46.41        55.61
NEW YORK             7.273      624   76.86   41.85     96.6     65.67       78.58         41.3        20.93
ILLINOIS             7.423      622   76.48   40.09    95.65     76.81        60.3        70.08        19.47
ARIZONA              7.259      623   77.56   40.11    97.99     62.59       70.49         49.6        32.64
OHIO                 8.361      595   80.27   39.54    95.88     92.08       51.19        84.51         7.66
TEXAS                7.939      611   74.93    39.9    96.03     56.49       31.85        68.23         6.01
MASSACHUSETTS        7.453      631   73.91    42.6    98.45     65.06       81.03        43.67        24.15
NEVADA               7.298      628   75.95   41.72    98.15      58.2       63.15        50.97        42.25
MICHIGAN             8.087      615   78.54    39.4    96.44     92.81       54.75        63.81        19.81
MARYLAND             7.572      610   76.41    41.9    99.35     66.14       67.58         51.4        30.06
VIRGINIA             7.823      610    75.5   41.41    96.99     75.94       76.19        47.21        12.52
COLORADO             7.239      625   75.56   40.94    95.67     77.54       36.59        75.25        52.56
NORTH CAROLINA       8.169      606   77.45   40.46    92.17      80.8       37.75        68.17         23.5
GEORGIA              8.158      606   76.37   39.69    93.01     76.53       30.21        72.49        27.61
OTHER                 7.92   611.30   76.79   40.21    95.81     86.03       62.63        65.13        13.01
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63      617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
================================================================================================================

*    Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*    Separate California into North and South if possible.

-------------------------------------------------------------
                                 DEAL SIZE
                       ----------------------------   WA LOAN
CALIFORNIA BREAKDOWN   # LOANS     BALANCE      %     BALANCE
-------------------------------------------------------------

CA NORTH                  191      52002282    4.82    272263
CA SOUTH                  317      77823477    7.21    245500
NONE                     7226     949709263   87.97    131429
-------------------------------------------------------------
                         7734    1079535022     100    139583
=============================================================

----------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       -----------------------------------------------------------------------------------------
CALIFORNIA BREAKDOWN    WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

CA NORTH               6.922    640   74.24   41.81    98.49     86.49       60.78        44.52        58.85
CA SOUTH               6.968    629    71.5   41.24    97.03      83.5       61.74        47.67        53.45
NONE                   7.723    615   76.59   40.58    95.81      75.3        59.9        59.92        20.57
----------------------------------------------------------------------------------------------------------------
                        7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
================================================================================================================

                              FIXED / FLOATING (II)

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

2/6 LIBOR            3939.00    577247519.00    53.47   146547.00
2/6 LIBOR IO         1108.00    246494073.00    22.83   222468.00
3/6 LIBOR             107.00     18589965.00     1.72   173738.00
3/6 LIBOR IO           47.00     11409555.00     1.06   242756.00
5/6 LIBOR              17.00      3993255.00     0.37   234897.00
BALLOON               187.00      8229916.00     0.76    44010.00
BALLOON IO              2.00       234800.00     0.02   117400.00
FIXED                2285.00    203907277.00    18.89    89237.00
FIXED IO               42.00      9428662.00     0.87   224492.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

2/6 LIBOR             7.81   596.00   79.53   40.74     93.86    76.82       64.80        60.04          0.00
2/6 LIBOR IO          6.93   640.00   80.23   41.70     99.70    73.42       44.45        48.95        100.00
3/6 LIBOR             7.29   619.00   75.83   39.26     98.57    80.30       71.14        59.51          0.00
3/6 LIBOR IO          6.92   646.00   78.83   41.57    100.00    65.48       65.36        38.33        100.00
5/6 LIBOR             6.64   688.00   78.82   42.77     79.91    85.83       93.70        46.17          0.00
BALLOON              10.26   640.00   29.72   41.21    100.00    81.31        6.97        52.29          0.00
BALLOON IO            6.92   704.00   80.00   34.90    100.00   100.00       55.88         0.00        100.00
FIXED                 8.00   641.00   63.11   39.36     97.24    78.77       65.04        66.73          0.00
FIXED IO              6.82   672.00   77.26   40.03    100.00    77.08       75.76        47.54        100.00
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
================================================================================================================

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE
SEPARATE ROWS.

% OF 30/40 YEAR LOANS 0   % OF 40 YEAR AM LOANS 0

                                   LIEN BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
TYPE                 # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

FIRST                  6332    1025854648   95.03    162011
SECOND                 1402      53680375    4.97     38288
THIRD                                           0
OTHER                                           0
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

---------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------------------------------------
TYPE                   WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
---------------------------------------------------------------------------------------------------------------

FIRST                  7.47    616   79.06   40.66    95.83     76.44       63.06        57.76        26.08
SECOND               10.685    634    19.8   41.21    99.78     76.26        2.94        68.66            0
THIRD
OTHER
---------------------------------------------------------------------------------------------------------------
TOTAL                  7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
===============================================================================================================

                                PREPAYMENT BUCKET

-----------------------------------------------------------
                                 DEAL SIZE
                     ----------------------------   WA LOAN
TYPE                 # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

1Y PP                   556     123389170   11.43    221923
2.5Y PP                  10       1800519    0.17    180052
2Y PP                  3726     534858338   49.55    143548
3Y PP                  1097     139230315    12.9    126919
5Y PP                     5        649706    0.06    129941
6M PP                     3        644306    0.06    214769
NO PP                  2337     278962669   25.84    119368
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
TYPE                  WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

1Y PP                7.241    629   76.41   41.84     95.23    69.13       70.41        42.48        25.22
2.5Y PP              8.511    611   80.17   42.75     79.71    98.25       89.86        30.19        32.44
2Y PP                7.576    610   78.14   40.85     96.07    78.07       54.38        58.88        31.19
3Y PP                7.338    646   72.82   38.95        96    78.96       73.11        63.83        11.18
5Y PP                7.589    614   81.75    40.3       100     67.7       85.26        52.29        18.62
6M PP                 8.42    658   62.96   40.25       100      100       46.46            0        42.84
NO PP                8.044    610   73.73   40.71     96.39    75.08       59.68        61.75        19.04
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68     96.03    76.43       60.07         58.3        24.79
==============================================================================================================

                                  INDEX BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

FIXED                2327.00    213335939.00    19.76    91679.00
FIXED-BALLOON         189.00      8464716.00     0.78    44787.00
WSJ-6MLIBOR          5218.00    857734368.00    79.45   164380.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

FIXED                 7.95   642.00   63.73   39.39     97.36    78.70       65.51        65.88         4.42
FIXED-BALLOON        10.17   641.00   31.11   41.04    100.00    81.82        8.32        50.84         2.77
WSJ-6MLIBOR           7.53   610.00   79.64   41.00     95.65    75.81       59.23        56.49        30.07
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79
================================================================================================================

LIST ALL RESET RATES

                           MORTGAGE RATE (WAC) BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

=> 5.00                 1.00       390000.00     0.04   390000.00
>5.00 =<5.50           85.00     22544859.00     2.09   265234.00
>5.50 =<6.00          354.00     85263740.00     7.90   240858.00
>6.00 =<6.50          523.00    111908772.00    10.37   213975.00
>6.50 =<7.00         1001.00    197053896.00    18.25   196857.00
>7.00 =<7.50          862.00    142934029.00    13.24   165817.00
>7.50 =<8.00         1033.00    166041235.00    15.38   160737.00
>8.00 =<8.50          634.00     86864460.00     8.05   137010.00
>8.50 =<9.00          701.00     88213011.00     8.17   125839.00
>9.00 =<9.50          559.00     59794508.00     5.54   106967.00
>9.50 =<10.00         631.00     59387437.00     5.50    94116.00
>10.00 =<10.50        600.00     32111186.00     2.97    53519.00
>10.50 =<11.00        461.00     14696498.00     1.36    31880.00
>11.00 =<11.50        101.00      3929113.00     0.36    38902.00
>11.50 =<12.00         73.00      3805578.00     0.35    52131.00
>12.00 =<12.50         12.00       607385.00     0.06    50615.00
>12.50 =<13.00        101.00      3934336.00     0.36    38954.00
>13.00                  2.00        54982.00     0.01    27491.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO     %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

=> 5.00               4.76   626.00   72.22   32.40    100.00   100.00      100.00       100.00        100.00
>5.00 =<5.50          5.26   690.00   74.03   41.58    100.00    71.13       81.10        49.11         34.57
>5.50 =<6.00          5.83   673.00   73.72   38.76     99.06    78.06       79.74        63.43         28.54
>6.00 =<6.50          6.27   647.00   77.43   40.61     99.08    70.24       59.21        66.87         41.97
>6.50 =<7.00          6.78   633.00   78.22   41.07     97.64    74.98       53.04        55.12         43.43
>7.00 =<7.50          7.26   617.00   79.14   41.33     94.78    72.83       54.64        58.75         29.23
>7.50 =<8.00          7.75   607.00   80.54   41.19     94.03    75.28       60.56        52.73         21.66
>8.00 =<8.50          8.26   587.00   80.04   40.56     95.35    78.61       61.96        58.70         15.32
>8.50 =<9.00          8.73   583.00   81.57   40.93     91.12    80.34       66.86        56.49          8.80
>9.00 =<9.50          9.25   565.00   79.75   39.28     95.99    85.07       76.92        51.64          3.27
>9.50 =<10.00         9.75   578.00   72.02   39.84     96.14    84.59       68.19        65.68          2.25
>10.00 =<10.50       10.36   611.00   40.71   41.27     97.67    77.23       23.35        61.65          1.23
>10.50 =<11.00       10.79   609.00   33.22   40.47     95.51    79.75       12.70        73.04          0.00
>11.00 =<11.50       11.32   605.00   38.02   41.05     89.54    83.44       17.82        76.87          0.00
>11.50 =<12.00       11.76   593.00   50.04   39.69     82.53    71.83       43.95        58.72          0.00
>12.00 =<12.50       12.30   667.00   24.34   42.66    100.00    66.15        7.90        25.73          0.00
>12.50 =<13.00       12.51   637.00   19.44   43.44    100.00    86.99       33.15        55.27          0.00
>13.00               13.39   622.00   20.00   44.60    100.00   100.00        0.00        40.00          0.00
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
================================================================================================================

                               MARGIN (WAM) BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

FIXED                2516.00    221800655.00    20.55    88156.00
 1.500 -  1.999         1.00       204548.00     0.02   204548.00
 2.000 -  2.499         1.00       108000.00     0.01   108000.00
 2.500 -  2.999        13.00      3171567.00     0.29   243967.00
 3.000 -  3.499         6.00       938816.00     0.09   156469.00
 3.500 -  3.999        40.00     11599056.00     1.07   289976.00
 4.000 -  4.499        95.00     23113700.00     2.14   243302.00
 4.500 -  4.999       311.00     66465249.00     6.16   213715.00
 5.000 -  5.499       539.00    109413653.00    10.14   202994.00
 5.500 -  5.999       761.00    137943251.00    12.78   181266.00
 6.000 -  6.499       823.00    140460990.00    13.01   170669.00
 6.500 -  6.999       799.00    128158026.00    11.87   160398.00
 7.000 -  7.499       588.00     84158898.00     7.80   143127.00
 7.500 -  7.999       499.00     64723132.00     6.00   129706.00
 8.000 -  8.499       500.00     55850910.00     5.17   111702.00
 8.500 -  8.999       196.00     26416704.00     2.45   134779.00
 9.000 -  9.499        30.00      3454794.00     0.32   115160.00
 9.500 -  9.999         8.00       527222.00     0.05    65903.00
10.000 - 10.499         5.00       861900.00     0.08   172380.00
10.500 - 10.999         3.00       163951.00     0.02    54650.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO     %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

FIXED                 8.04   642.00   62.49   39.45     97.46    78.82       63.33        65.31          4.36
 1.500 -  1.999       7.51   606.00   79.99   32.10    100.00     0.00        0.00       100.00          0.00
 2.000 -  2.499       6.53   655.00   80.00   49.70    100.00   100.00        0.00       100.00        100.00
 2.500 -  2.999       6.75   650.00   81.73   42.20    100.00    83.62       79.47        84.58         37.56
 3.000 -  3.499       6.27   648.00   71.78   39.55    100.00    72.59       55.53        60.67         55.64
 3.500 -  3.999       5.45   700.00   74.63   41.88    100.00    79.17       69.59        47.72         33.60
 4.000 -  4.499       5.68   662.00   74.36   40.00     96.69    76.36       81.48        55.31         39.48
 4.500 -  4.999       6.23   645.00   77.96   40.19     98.57    69.80       50.31        70.03         44.71
 5.000 -  5.499       6.63   632.00   77.65   41.53     98.59    73.96       48.84        62.24         46.55
 5.500 -  5.999       6.96   625.00   79.27   41.08     96.39    74.03       50.83        60.23         43.79
 6.000 -  6.499       7.40   612.00   79.85   41.90     96.01    74.70       52.81        52.42         32.76
 6.500 -  6.999       7.77   602.00   80.48   40.75     94.34    73.31       58.69        53.61         26.07
 7.000 -  7.499       8.27   590.00   81.09   41.43     93.55    78.74       65.55        49.16         16.20
 7.500 -  7.999       8.80   577.00   81.96   41.15     91.37    79.70       69.17        52.26          9.68
 8.000 -  8.499       9.42   557.00   80.85   39.39     96.33    85.62       82.65        56.82          2.64
 8.500 -  8.999       9.65   565.00   82.59   39.78     95.91    83.28       83.00        50.54          4.51
 9.000 -  9.499       9.54   578.00   82.32   36.93     72.85    91.97       65.99        39.88          0.00
 9.500 -  9.999       9.78   549.00   74.67   37.58     70.31    77.99       69.85        55.09          0.00
10.000 - 10.499      11.51   556.00   77.84   35.67      0.00    38.36      100.00        59.07          0.00
10.500 - 10.999      11.83   545.00   80.00   44.12     56.10    56.10      100.00        56.10          0.00
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
================================================================================================================

                                  DEAL COVERAGE

-----------------------------------------------------------------------------------------------------------------------------
Percentage of the                                              LOAN-TO-VALUE (LTV)
deal based on FICO  ---------------------------------------------------------------------------------------------------------
and LTV buckets.*    =#55  ##55 =#60  ##60 =#65  ##65 =#70  ##70 =#75  ##75 =#80  ##80 =#85  ##85 =#90  ##90 =#95  ##95 =#100
-----------------------------------------------------------------------------------------------------------------------------

FICO   500 - 549     6.21     4.82       8.38      15.24      19.71      20.33      18.72       6.59          0          0
       550 - 599     8.77     3.13       3.91       5.41       7.04      36.58      10.87      17.39       5.64       1.25
       600 - 649     8.64     2.12        2.5       1.91       4.61      52.26       7.69      12.96       5.39       1.92
       650 - 699     8.76     1.49       3.01       2.74       3.67      54.85      10.19       9.77       3.43        2.1
       700 - 749    10.74      2.7       4.03       2.46        7.5      42.84      11.31      11.04       5.75       1.63
       750 - 799     7.47     3.97        7.3       3.91       3.82      33.81       11.5      17.69       5.56       4.98
       800 - 849     6.02        0      11.78          0      12.18      51.76       9.71          0          0       8.55
-----------------------------------------------------------------------------------------------------------------------------

*    THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL
     CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                   MI COVERAGE

-----------------------------------------------------------------------------------------------------------------------------------
Percentage of MI
coverage based on                                                  LOAN-TO-VALUE (LTV)
FICO and LTV        ---------------------------------------------------------------------------------------------------------------
buckets*            =#55  ##55 =#60  ##60 =#65  ##65 =#70  ##70 =#75  ##75 =#80  ##80 =#85  ##85 =#90  ##90 =#95  ##95 #100  =##100
-----------------------------------------------------------------------------------------------------------------------------------

FICO   NA
       =<500
       >500 =<550
       >550 =<600
       >600 =<625
       >625 =<650
       >650 =<675
       >675 =<700
       >700 =<725
       >725 =<750
       >750 <800
       =>800
-----------------------------------------------------------------------------------------------------------------------------------

*    THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO
     EACH CROSS LTV AND FICO BUCKETS

                               IO ONLY FICO BUCKET

------------------------------------------------------------
                               DEAL SIZE
                     -----------------------------   WA LOAN
TYPE                 # LOANS     BALANCE       %     BALANCE
------------------------------------------------------------

560 - 579                29        6932027    2.59    239035
580 - 599               227       43566534   16.28    191923
600 - 619               225       45939923   17.17    204177
620 - 639               210       44775667   16.73    213217
640 - 659               183       41026257   15.33    224187
660 - 679               139       35809278   13.38    257621
680 - 699                84       23476117    8.77    279478
700 - 719                30        6877020    2.57    229234
720 - 739                34       10249276    3.83    301449
740 - 759                18        3545200    1.32    196956
760 - 779                12        3068100    1.15    255675
780 - 799                 8        2301692    0.86    287711
------------------------------------------------------------
TOTAL                 1,199    267,567,090     100    223159
============================================================

---------------------------------------------------------------------------------------------------------
                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------------------------------
TYPE                  WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
---------------------------------------------------------------------------------------------------------

560 - 579            7.339    569   80.11    43.5      100     87.04       83.54        62.56      71.71
580 - 599            7.344    589   78.69   41.73    99.02     74.51       47.67        63.69      66.61
600 - 619            7.031    608   79.68   42.31      100     71.06       50.56        72.29      77.18
620 - 639            7.007    630   81.06   41.64      100     75.54       48.54        55.78      80.02
640 - 659            6.863    649   80.32   41.26    99.49     70.46       46.78        33.83      80.42
660 - 679            6.691    668   80.62   41.36     99.7     73.48        42.3        29.65      79.38
680 - 699            6.722    689   80.63   41.66      100     68.29       36.47        28.36      86.29
700 - 719            6.558    708   79.66    39.7      100     79.05       51.24        38.75      75.28
720 - 739            6.565    729   80.77    41.2      100     63.52       39.48           27      78.32
740 - 759             6.43    749   82.06   39.14      100     90.17       23.63        36.04      73.05
760 - 779            6.091    770   72.81   40.04      100     79.53       40.84        36.89      47.53
780 - 799            5.717    786   80.44   44.67      100     94.06        9.21        10.97      90.79
---------------------------------------------------------------------------------------------------------
TOTAL                6.928    641   80.07   41.63    99.72     73.24       46.45        48.41       77.1
=========================================================================================================

              IO ONLY PRINCIPAL BUCKET

---------------------------------------------------------------
                                   DEAL SIZE
                          ---------------------------   WA LOAN
UPB                       # LOANS    BALANCE      %     BALANCE
---------------------------------------------------------------

           -  50,000.00        1        44900    0.02     44900
 50,000.01 -  75,000.00       46      3054800    1.14     66409
 75,000.01 - 100,000.00       77      6720129    2.51     87274
100,000.01 - 125,000.00      140     15731518    5.88    112368
125,000.01 - 150,000.00      134     18542080    6.93    138374
150,000.01 - 200,000.00      236     41407265   15.48    175455
200,000.01 - 250,000.00      173     38810617   14.51    224339
250,000.01 - 300,000.00      128     35297096   13.19    275759
300,000.01 - 350,000.00       75     24088247       9    321177
350,000.01 - 400,000.00       67     25024592    9.35    373501
400,000.01 - 450,000.00       53     22582600    8.44    426087
450,000.01 - 500,000.00       41     19601200    7.33    478078
500,000.01 - 600,000.00       21     11588746    4.33    551845
600,000.01 - 700,000.00        5      3173300    1.19    634660
700,000.01 +                   2      1900000    0.71    950000
---------------------------------------------------------------
TOTAL                       1199    267567090     100    223159
===============================================================

--------------------------------------------------------------------------------------------------------------
                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          ------------------------------------------------------------------------------------
UPB                        WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
--------------------------------------------------------------------------------------------------------------

           -  50,000.00    9.58    578   84.88    39.3      100       100         100            0        100
 50,000.01 -  75,000.00   7.815    610    79.4   38.36      100     82.27       22.36        80.58      73.12
 75,000.01 - 100,000.00    7.55    626    79.5   40.47      100     76.61       20.89        75.31      71.51
100,000.01 - 125,000.00   7.143    627   78.74   40.73    99.32     76.56       26.68        65.24      75.17
125,000.01 - 150,000.00   7.173    632   80.66   41.65      100     72.39       29.96         64.1      76.89
150,000.01 - 200,000.00   6.919    639   79.37   41.52      100     75.56       43.32        60.97      73.34
200,000.01 - 250,000.00   6.899    637   79.47   41.19    99.46     73.83       52.09        56.73      68.46
250,000.01 - 300,000.00   6.855    644   79.88   41.83      100     67.74        47.8        47.47      81.02
300,000.01 - 350,000.00   6.803    647   79.59   42.67      100     71.94       45.09        29.29       75.3
350,000.01 - 400,000.00   6.747    642   79.35   41.61      100     80.54       58.44        46.17       80.6
400,000.01 - 450,000.00   6.836    656   81.84    40.7    98.11     69.92       41.09        30.57      88.88
450,000.01 - 500,000.00   6.889    641   81.97   43.38      100     75.71       56.21         29.6      75.41
500,000.01 - 600,000.00   6.961    648   82.64   40.34      100     66.69          72        33.39      86.11
600,000.01 - 700,000.00   7.198    652   76.98   47.13      100     59.85       80.34        20.17      80.43
700,000.01 +              5.963    754   83.35   45.16      100     62.87       37.13            0        100
--------------------------------------------------------------------------------------------------------------
TOTAL                     6.928    641   80.07   41.63    99.72     73.24       46.45        48.41      77.1
==============================================================================================================

*    IN $1,000

                             INITAIL IO RESET PERIOD

------------------------------------------------------------
                               DEAL SIZE
                     -----------------------------   WA LOAN
UPB                  # LOANS     BALANCE       %     BALANCE
------------------------------------------------------------

NONE
2 YEAR
3 YEAR
5 Year                 1199     267567090     100     223159
7 YEAR
10 YEAR
OTHER
------------------------------------------------------------
TOTAL                  1199     267567090     100     223159
============================================================

---------------------------------------------------------------------------------------------------------
                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------------------------------
UPB                   WAC    FICO    %LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
---------------------------------------------------------------------------------------------------------

NONE
2 YEAR
3 YEAR
5 Year               6.928    641   80.07   41.63    99.72     73.24       46.45        48.41      77.1
7 YEAR
10 YEAR
OTHER
---------------------------------------------------------------------------------------------------------
TOTAL                6.928    641   80.07   41.63    99.72     73.24       46.45        48.41      77.1
=========================================================================================================

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.           AEGIS {SILENT SECONDS}       October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

                       COLLATERAL GROUPED BY PRODUCT TYPE

----------------------------------------------------------------------------------------------------------------------------------
                                          PCT OF  WTD AVG           WTD AVG    MIN      MAX
                              TOTAL      OVERALL  CURRENT  WTD AVG  CURRENT  CURRENT  CURRENT      MIN         MAX         AVG
                             CURRENT     CURRENT   GROSS    TOTAL     NET     GROSS    GROSS     CURRENT     CURRENT    ORIGINAL
HYBRIDS           COUNT      BALANCE     BALANCE  COUPON    STRIP    COUPON  COUPON1  COUPON1   BALANCE1    BALANCE1     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

E. 2 Year Hybrid  1,728  277,346,016.79    90.80  7.01340  0.50000  6.51340  5.00000  9.99000   51,934.13  863,136.59  160,561.53
F. 3 Year Hybrid     47    7,208,223.74     2.36  6.98863  0.50000  6.48863  5.35000  9.76500   55,200.00  472,000.00  153,420.00
Fixed               165   20,786,438.11     6.80  7.34809  0.50000  6.84809  5.69000  9.66000   51,968.06  624,000.00  126,048.36
G. 5 Year Hybrid      1      119,780.75     0.04  6.46000  0.50000  5.96000  6.46000  6.46000  119,780.75  119,780.75  120,000.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,941  305,460,459.39   100.00  7.03538  0.50000  6.53538  5.00000  9.99000   51,934.13  863,136.59  157,433.82
=================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                  WTD
                  WTD AVG   WTD AVG        WTD    AVG     WTD            WTD AVG  WTD AVG                            WTD AVG   WTD
                  STATED     STATED  WTD   AVG    LOAN    AVG     WTD      INIT     PER     WTD AVG  WTD AVG   WTD     NET     AVG
                  ORIGINAL    REM    AVG   FICO   TO     COMBO    AVG      RATE     RATE      MAX      MIN     AVG   COUPON    PAY
HYBRIDS             TERM      TERM   AGE  SCORE  VALUE    LTV    MARGIN    CAP      CAP      RATE      RATE   ROLL   MARGIN   ROLL
----------------------------------------------------------------------------------------------------------------------------------

E. 2 Year Hybrid     360      358     2    635   79.99   99.70  5.74229  2.99387  1.00073  13.03516  6.98122   22    5.24229   22
F. 3 Year Hybrid     360      358     2    631   79.99   99.77  5.85754  2.90756  1.03081  13.10212  6.98077   34    5.35754   34
Fixed                359      358     2    638   80.00   99.25  0.00000  0.00000  0.00000   0.00000  0.00000    0   -0.50000    0
G. 5 Year Hybrid     360      357     3    648   80.00  100.00  5.21000  3.00000  1.00000  12.46000  6.46000   57    4.71000   57
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                360      358     2    635   79.99   99.67  5.74499  2.99169  1.00149  13.03662  6.98099   23    4.85405   23
=================================================================================================================================

                      COLLATERAL GROUPED BY CURRENT BALANCE

------------------------------------------------------------------------------------------------
                                                 PCT OF  WTD AVG  WTD AVG  WTD AVG         MIN
                                     TOTAL      OVERALL  CURRENT  CURRENT   STATED  WTD  CURRENT
                                    CURRENT     CURRENT   GROSS     NET      REM    AVG   GROSS
CURRENT BALANCE          COUNT      BALANCE     BALANCE   COUPON   COUPON    TERM   AGE  COUPON1
------------------------------------------------------------------------------------------------

 50,000.00 - 99,999.99     623   49,030,561.31    16.05   7.5240   7.0240    358     2    5.4200
100,000.00 - 149,999.99    579   71,146,015.47    23.29   7.2133   6.7133    358     2    5.0100
150,000.00 - 199,999.99    300   51,521,409.51    16.87   6.9233   6.4233    358     2    5.2330
200,000.00 - 249,999.99    166   36,842,046.78    12.06   6.7643   6.2643    358     2    5.0810
250,000.00 - 299,999.99     98   26,930,054.13     8.82   6.8257   6.3257    358     2    5.3600
300,000.00 - 349,999.99     58   18,752,219.66     6.14   6.8104   6.3104    358     2    5.0000
350,000.00 - 399,999.99     40   14,779,004.31     4.84   6.9920   6.4920    358     2    5.9900
400,000.00 - 449,999.99     38   16,162,071.38     5.29   6.6493   6.1493    358     2    5.2770
450,000.00 - 499,999.99     22   10,460,580.10     3.42   6.7996   6.2996    358     2    5.3500
500,000.00 - 549,999.99      8    4,183,355.51     1.37   6.6796   6.1796    358     2    5.8750
550,000.00 - 599,999.99      4    2,314,400.00     0.76   6.9584   6.4584    359     1    6.7700
600,000.00 - 649,999.99      4    2,475,604.64     0.81   7.4127   6.9127    358     2    6.3600
850,000.00 - 899,999.99      1      863,136.59     0.28   5.9800   5.4800    358     2    5.9800
------------------------------------------------------------------------------------------------
TOTAL                    1,941  305,460,459.39   100.00   7.0354   6.5354    358     2    5.0000
================================================================================================

---------------------------------------------------------------------------------------------------------
                                               WTD
                           MAX                 AVG    MAX     WTD            WTD
                         CURRENT     AVG       LOAN   LOAN    AVG     MAX    AVG      MIN          MAX
                          GROSS     CURRENT     TO     TO    COMBO   COMBO   FICO    CURRENT     CURRENT
CURRENT BALANCE          COUPON1   BALANCE1   VALUE  VALUE    LTV     LTV   SCORE   BALANCE1    BALANCE1
---------------------------------------------------------------------------------------------------------

 50,000.00 - 99,999.99    9.7650   78,700.74  79.98  80.07   99.95  100.12   616    51,934.13   99,938.42
100,000.00 - 149,999.99   9.9900  122,877.40  79.98  80.00   99.84  100.00   623   100,000.00  149,964.91
150,000.00 - 199,999.99   9.0200  171,738.03  80.00  81.23   99.69  101.23   636   150,000.00  199,900.00
200,000.00 - 249,999.99   9.2150  221,940.04  80.00  80.00   99.56  100.00   638   200,000.00  249,600.00
250,000.00 - 299,999.99   8.3300  274,796.47  80.00  80.00   99.79  100.00   651   250,400.00  299,900.00
300,000.00 - 349,999.99   9.6600  323,314.13  79.98  80.00   99.60  100.00   650   300,000.00  349,600.00
350,000.00 - 399,999.99   8.5320  369,475.11  80.00  80.00   98.93  100.00   641   352,000.00  396,000.00
400,000.00 - 449,999.99   7.9800  425,317.67  80.00  80.00   99.26  100.00   664   400,000.00  448,000.00
450,000.00 - 499,999.99   8.5700  475,480.91  79.95  80.00   99.27  100.00   654   451,628.77  499,900.00
500,000.00 - 549,999.99   7.5900  522,919.44  80.00  80.00   99.64  100.00   660   508,000.00  547,528.18
550,000.00 - 599,999.99   7.2130  578,600.00  80.00  80.00  100.00  100.00   633   560,000.00  592,000.00
600,000.00 - 649,999.99   8.2600  618,901.16  80.00  80.00   98.38  100.00   659   600,582.62  640,000.00
850,000.00 - 899,999.99   5.9800  863,136.59  80.00  80.00  100.00  100.00   719   863,136.59  863,136.59
---------------------------------------------------------------------------------------------------------
TOTAL                     9.9900  157,372.73  79.99  81.23   99.67  101.23   635    51,934.13  863,136.59
=========================================================================================================

                   COLLATERAL GROUPED BY CURRENT GROSS COUPON

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WTD
                                           PCT OF  WTD AVG  WTD AVG  WTD AVG         MIN      MAX               AVG     WTD    WTD
                                TOTAL     OVERALL  CURRENT  CURRENT  STATED   WTD  CURRENT  CURRENT    AVG      LOAN    AVG    AVG
                               CURRENT    CURRENT   GROSS     NET      REM    AVG   GROSS    GROSS    CURRENT    TO    COMBO  FICO
CURRENT GROSS COUPON  COUNT    BALANCE    BALANCE   COUPON   COUPON    TERM   AGE  COUPON1  COUPON1  BALANCE1  VALUE    LTV   SCORE
-----------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.249             6    1,308,522     0.43   5.1073   4.6073    358     2    5.0000   5.2330   218,087  79.99   99.31   646
5.250 - 5.499            12    2,868,559     0.94   5.3802   4.8802    358     2    5.2500   5.4800   239,047  79.99   99.59   667
5.500 - 5.749            21    4,063,389     1.33   5.6087   5.1087    358     2    5.5000   5.7400   193,495  80.00   99.51   670
5.750 - 5.999            76   16,811,366     5.50   5.8982   5.3982    358     2    5.7500   5.9900   221,202  79.98   99.16   658
6.000 - 6.249            94   18,076,032     5.92   6.1386   5.6386    358     2    6.0000   6.2400   192,298  80.00   99.60   642
6.250 - 6.499           152   29,862,985     9.78   6.3663   5.8663    358     2    6.2500   6.4950   196,467  79.99   99.16   647
6.500 - 6.749           202   37,876,622    12.40   6.6153   6.1153    358     2    6.5000   6.7450   187,508  79.99   99.61   639
6.750 - 6.999           292   52,238,741    17.10   6.8848   6.3848    358     2    6.7500   6.9990   178,900  79.97   99.62   638
7.000 - 7.249           187   27,486,072     9.00   7.1228   6.6228    358     2    7.0000   7.2450   146,984  79.99   99.88   631
7.250 - 7.499           240   33,879,558    11.09   7.3811   6.8811    358     2    7.2500   7.4980   141,165  79.99   99.94   631
7.500 - 7.749           190   26,088,776     8.54   7.6159   7.1159    358     2    7.5000   7.7420   137,309  79.99   99.98   623
7.750 - 7.999           196   24,960,267     8.17   7.8697   7.3697    358     2    7.7500   7.9920   127,348  80.00   99.87   625
8.000 - 8.249            90    9,767,780     3.20   8.1269   7.6269    358     2    8.0000   8.2400   108,531  79.99   99.94   617
8.250 - 8.499            84    9,615,860     3.15   8.3476   7.8476    358     2    8.2500   8.4900   114,475  79.98   99.53   619
8.500 - 8.749            53    6,044,321     1.98   8.6020   8.1020    358     2    8.5000   8.7400   114,044  79.99   99.98   629
8.750 - 8.999            22    2,153,839     0.71   8.8537   8.3537    353     2    8.7550   8.9900    97,902  80.00   99.81   607
9.000 - 9.249            14    1,378,317     0.45   9.1403   8.6403    358     2    9.0200   9.2430    98,451  79.99   99.98   599
9.250 - 9.499             4      306,228     0.10   9.3448   8.8448    359     1    9.2740   9.4050    76,557  80.00   99.97   611
9.500 - 9.749             4      507,657     0.17   9.6347   9.1347    358     2    9.5500   9.6750   126,914  80.00   99.98   643
9.750 - 9.999             2      165,570     0.05   9.9031   9.4031    359     1    9.7650   9.9900    82,785  80.00  100.00   591
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,941  305,460,459   100.00   7.0354   6.5354    358     2    5.0000   9.9900   157,373  79.99   99.67   635
==================================================================================================================================

               COLLATERAL GROUPED BY ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              WTD
                                       PCT OF  WTD AVG  WTD AVG  WTD AVG         MIN      MAX                 AVG     WTD    WTD
                           TOTAL      OVERALL  CURRENT  CURRENT  STATED   WTD  CURRENT  CURRENT     AVG       LOAN    AVG    AVG
                          CURRENT     CURRENT   GROSS     NET      REM    AVG   GROSS    GROSS     CURRENT     TO    COMBO  FICO
LOAN TO VALUE  COUNT      BALANCE     BALANCE   COUPON   COUPON    TERM   AGE  COUPON1  COUPON1   BALANCE1   VALUE    LTV   SCORE
---------------------------------------------------------------------------------------------------------------------------------

75.01 - 80.00  1,939  305,233,359.39    99.93  7.03447  6.53447    358     2   5.00000  9.99000  157,417.93  79.99   99.67   635
80.01 - 85.00      2      227,100.00     0.07  8.25519  7.75519    359     1   7.86500  9.14000  113,550.00  80.88  100.85   624
--------------------------------------------------------------------------------------------------------------------------------
TOTAL          1,941  305,460,459.39   100.00  7.03538  6.53538    358     2   5.00000  9.99000  157,372.73  79.99   99.67   635
================================================================================================================================

           COLLATERAL GROUPED BY ORIGINAL COMBINED LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------------
                                                                    WTD                                       WTD
                                        PCT OF  WTD AVG  WTD AVG    AVG          MIN      MAX                 AVG     WTD    WTD
                            TOTAL      OVERALL  CURRENT  CURRENT  STATED  WTD  CURRENT  CURRENT     AVG       LOAN    AVG    AVG
                           CURRENT     CURRENT   GROSS     NET      REM   AVG   GROSS    GROSS     CURRENT     TO    COMBO   FICO
COMBO LTV       COUNT      BALANCE     BALANCE  COUPON   COUPON    TERM   AGE  COUPON1  COUPON1   BALANCE1   VALUE    LTV   SCORE
--------------------------------------------------------------------------------------------------------------------------------

85.01 - 90.00       9    3,060,600.00     1.00  6.41716  5.91716    358    2   5.75000  6.93700  340,066.67  79.87   89.04   658
90.01 - 95.00      41    8,706,949.48     2.85  6.69409  6.19409    358    2   5.23300  8.97500  212,364.62  79.92   94.17   643
95.01 - 100.0   1,889  293,441,509.91    96.07  7.05125  6.55125    358    2   5.00000  9.99000  155,342.25  79.99   99.95   635
100.01 +            2      251,400.00     0.08  7.84821  7.34821    359    1   7.82000  7.86500  125,700.00  80.77  100.82   623
--------------------------------------------------------------------------------------------------------------------------------
TOTAL           1,941  305,460,459.39   100.00  7.03538  6.53538    358    2   5.00000  9.99000  157,372.73  79.99   99.67   635
================================================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         AEGIS {SILENT SECONDS}         October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

                        COLLATERAL GROUPED BY FICO SCORE

-----------------------------------------------------------------------------------------------------
                                                                                WTD
                                               PCT OF                WTD AVG    AVG      WTD     WTD
                                  TOTAL       OVERALL       AVG      CURRENT    LOAN     AVG     AVG
                                 CURRENT      CURRENT     CURRENT     GROSS      TO     COMBO    FICO
FICO SCORE           COUNT       BALANCE      BALANCE    BALANCE1     COUPON   VALUE     LTV    SCORE
-----------------------------------------------------------------------------------------------------

   560 - 579            59     8,296,869.60      2.72   140,624.91   7.54290   79.99    99.99    568
   580 - 599           503    62,370,283.53     20.42   123,996.59   7.31911   79.99    99.81    589
   600 - 619           368    50,717,377.32     16.60   137,818.96   7.00426   79.99    99.78    608
   620 - 639           352    55,820,299.99     18.27   158,580.40   7.02848   79.98    99.60    630
   640 - 659           269    48,194,757.42     15.78   179,162.67   7.06979   79.98    99.55    649
   660 - 679           185    35,530,206.34     11.63   192,055.17   6.80615   79.99    99.68    668
   680 - 699           103    22,919,974.90      7.50   222,524.03   6.82189   79.99    99.42    688
   700 - 719            43     8,597,534.83      2.81   199,942.67   6.63668   79.99    99.77    711
   720 - 739            31     7,900,295.60      2.59   254,848.25   6.73465   80.00    99.59    730
   740 - 759            15     2,821,612.25      0.92   188,107.48   6.48590   80.00    99.51    750
   760 - 779             8     1,441,886.79      0.47   180,235.85   6.31537   80.00   100.00    770
   780 - 799             5       849,360.82      0.28   169,872.16   6.83088   80.00    98.49    785
-----------------------------------------------------------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00   157,372.73   7.03538   79.99    99.67    635
=====================================================================================================

                       COLLATERAL GROUPED BY PROPERTY TYPE

-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
PROPTYPE             COUNT       BALANCE      BALANCE
-----------------------------------------------------
2-4 Family              50    12,421,815.64      4.07
Condominium            125    20,204,727.95      6.61
PUD                    234    41,850,186.92     13.70
Single Family        1,512   228,044,177.19     74.66
Townhouse               20     2,939,551.69      0.96
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

                      COLLATERAL GROUPED BY OCCUPANCY TYPE

-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
OCCTYPE              COUNT       BALANCE      BALANCE
-----------------------------------------------------
Owner Occupied       1,940   304,998,787.44     99.85
Second Home              1       461,671.95      0.15
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

                    COLLATERAL GROUPED BY DOCUMENTATION TYPE

----------------------------------------------------------------------
                                                                  WTD
                                               PCT OF     WTD     AVG
                                  TOTAL       OVERALL     AVG     LOAN
                                 CURRENT      CURRENT    FICO      TO
DOCTYPE              COUNT       BALANCE      BALANCE    SCORE   VALUE
----------------------------------------------------------------------
Full/Alternative     1,441   200,653,676.23     65.69   618.83   79.99
Stated Income          500   104,806,783.16     34.31   666.56   79.99
----------------------------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00   635.21   79.99
======================================================================

                       COLLATERAL GROUPED BY LOAN PURPOSE

------------------------------------------------------
                                                PCT OF
                                   TOTAL       OVERALL
                                  CURRENT      CURRENT
LOAN PURP             COUNT       BALANCE      BALANCE
------------------------------------------------------
Cash Out Refinance      383    66,560,794.42     21.79
Purchase              1,556   238,701,382.98     78.14
Rate/Term Refinance       2       198,281.99      0.06
------------------------------------------------------
TOTAL                 1,941   305,460,459.39    100.00
======================================================

                           COLLATERAL GROUPED BY LIEN

--------------------------------------------------------------------------------------------
                                               PCT OF                WTD AVG    WTD     WTD
                                  TOTAL       OVERALL       AVG      CURRENT    AVG     AVG
                                 CURRENT      CURRENT     CURRENT     GROSS    COMBO    FICO
LIEN                 COUNT       BALANCE      BALANCE    BALANCE1     COUPON    LTV    SCORE
--------------------------------------------------------------------------------------------

First Lien           1,941   305,460,459.39    100.00   157,372.73   7.03538   99.67    635
--------------------------------------------------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00   157,372.73   7.03538   99.67    635
============================================================================================

                      COLLATERAL GROUPED BY PREPAY PENALTY

-----------------------------------------------------
                                               PCT OF
PREPAY                            TOTAL       OVERALL
PP DESC                          CURRENT      CURRENT
PP HARDSOFT          COUNT       BALANCE      BALANCE
-----------------------------------------------------
NO                     543    78,570,013.98    25.72
   NO PP               543    78,570,013.98    25.72
      --               543    78,570,013.98    25.72
YES                  1,398   226,890,445.41    74.28
   1Y PP               100    23,840,910.72     7.80
      --               100    23,840,910.72     7.80
   2.5Y PP               1       158,303.81     0.05
-----------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         AEGIS {SILENT SECONDS}         October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

                      COLLATERAL GROUPED BY PREPAY PENALTY

-----------------------------------------------------
                                               PCT OF
PREPAY                            TOTAL       OVERALL
PP DESC                          CURRENT      CURRENT
PP HARDSOFT          COUNT       BALANCE      BALANCE
-----------------------------------------------------
      --                 1       158,303.81     0.05
   2Y PP             1,137   181,978,627.27    59.58
      --             1,137   181,978,627.27    59.58
   3Y PP               157    20,410,935.68     6.68
      --               157    20,410,935.68     6.68
   5Y PP                 2       225,667.93     0.07
      --                 2       225,667.93     0.07
   6M PP                 1       276,000.00     0.09
      --                 1       276,000.00     0.09
----------------------------------------------------
TOTAL                1,941   305,460,459.39   100.00
====================================================

                   COLLATERAL GROUPED BY LOAN-TO-VALUE AND MI

-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
LOAN TO VALUE MI     COUNT       BALANCE      BALANCE
-----------------------------------------------------
   0.00 - 80.00      1,939   305,233,359.39     99.93
      PMI            1,939   305,233,359.39     99.93
  80.01 - 84.99          2       227,100.00      0.07
      PMI                2       227,100.00      0.07
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

                     COLLATERAL GROUPED STATED ORIGINAL TERM

----------------------------------------------------------------------------------------
                                                 PCT OF   WTD AVG      MAX        MIN
                                    TOTAL       OVERALL    STATED     STATED     STATED
                                   CURRENT      CURRENT   ORIGINAL   ORIGINAL   ORIGINAL
STATED ORIGINAL TERM   COUNT       BALANCE      BALANCE     TERM      TERM        TERM
----------------------------------------------------------------------------------------

180                        1        61,035.95      0.02    180.00     180.00     180.00
360                    1,940   305,399,423.44     99.98    360.00     360.00     360.00
---------------------------------------------------------------------------------------
TOTAL                  1,941   305,460,459.39    100.00    359.96     360.00     180.00
=======================================================================================

                  COLLATERAL GROUPED BY GEOGRAPHIC DISTRIBUTION

----------------------------------------------------
                                              PCT OF
                                 TOTAL       OVERALL
                                CURRENT      CURRENT
STATE1               COUNT      BALANCE      BALANCE
----------------------------------------------------
Alabama                27     2,628,331.14      0.86
Arizona                89    15,504,075.79      5.08
California            123    38,832,741.07     12.71
Colorado               93    15,323,051.88      5.02
Connecticut            16     2,615,382.34      0.86
Delaware                4       591,440.00      0.19
Florida               213    35,607,266.84     11.66
Georgia                99    13,287,814.26      4.35
Idaho                   3       416,110.70      0.14
Illinois              137    21,947,991.99      7.19
Indiana                44     4,117,467.07      1.35
Iowa                    6       474,646.50      0.16
Kansas                 20     2,493,112.48      0.82
Kentucky               28     2,493,432.51      0.82
Louisiana              35     3,621,707.48      1.19
Maine                   9     1,303,822.10      0.43
Maryland               30     6,592,216.34      2.16
Massachusetts          31     7,111,355.63      2.33
Michigan               74     9,676,326.57      3.17
Minnesota              21     3,229,309.45      1.06
Mississippi            14     1,218,242.71      0.40
Missouri               44     3,948,552.62      1.29
Nebraska               11     1,177,748.99      0.39
Nevada                 48    10,068,756.90      3.30
New Hampshire          10     2,103,607.82      0.69
New Jersey             11     2,754,987.21      0.90
New Mexico              8       893,438.68      0.29
New York               41    11,912,701.96      3.90
North Carolina         91     9,984,973.15      3.27
Ohio                  158    15,134,276.59      4.95
Oklahoma                5       509,103.22      0.17
Oregon                 13     2,793,843.42      0.91
Pennsylvania           11     1,630,839.41      0.53
Rhode Island           18     3,528,083.76      1.16
South Carolina         37     3,640,968.96      1.19
Tennessee              17     1,548,994.67      0.51
Texas                 155    18,878,360.76      6.18
Utah                   40     5,526,375.85      1.81
Vermont                 1       119,920.62      0.04
Virginia               32     7,330,903.65      2.40
----------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {SILENT SECONDS}          October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

                  COLLATERAL GROUPED BY GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
STATE1               COUNT       BALANCE      BALANCE
-----------------------------------------------------
Washington              45     9,319,125.11     3.05
West Virginia            1       139,909.26     0.05
Wisconsin               26     3,134,829.06     1.03
Wyoming                  2       294,312.87     0.10
-----------------------------------------------------
TOTAL                1,941   305,460,459.39   100.00
=====================================================

                          COLLATERAL GROUPED BY MARGIN
-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
MARGIN1              COUNT       BALANCE      BALANCE
-----------------------------------------------------
0.000 - 0.499          165    20,786,438.11      6.80
1.500 - 1.999            1       204,548.39      0.07
2.000 - 2.499            1       108,000.00      0.04
2.500 - 2.999            7     1,710,253.52      0.56
3.000 - 3.499            2       258,400.00      0.08
3.500 - 3.999            9     2,078,245.16      0.68
4.000 - 4.499           29     5,967,226.18      1.95
4.500 - 4.999          188    38,752,837.76     12.69
5.000 - 5.499          331    61,460,300.85     20.12
5.500 - 5.999          429    69,149,301.20     22.64
6.000 - 6.499          367    53,237,694.63     17.43
6.500 - 6.999          250    33,194,156.47     10.87
7.000 - 7.499          114    13,451,591.63      4.40
7.500 - 7.999           38     4,264,764.32      1.40
8.000 - 8.499            8       671,130.93      0.22
8.500 - 8.999            2       165,570.24      0.05
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

              COLLATERAL GROUPED BY CAP STRUCTURE

----------------------------------------------------------
       PRODUCT                                      PCT OF
     INIT RATE CAP                     TOTAL       OVERALL
     PER RATE CAP                     CURRENT      CURRENT
    GROSS LIFE CAP        COUNT       BALANCE      BALANCE
----------------------------------------------------------
2/6 LIBOR                 1,055   142,279,533.33    46.58
1.000                         4       413,535.20     0.14
1.000                         4       413,535.20     0.14
6.000                         4       413,535.20     0.14
3.000                     1,051   141,865,998.13    46.44
1.000                     1,050   141,751,000.97    46.41
6.000                     1,029   138,360,186.70    45.30
6.005                         1       225,147.56     0.07
6.500                         2       199,858.86     0.07
7.000                        17     2,899,100.18     0.95
8.000                         1        66,707.67     0.02
1.500                         1       114,997.16     0.04
7.000                         1       114,997.16     0.04
2/6 LIBOR IO                673   135,066,483.46    44.22
1.000                         1       220,000.00     0.07
1.000                         1       220,000.00     0.07
6.000                         1       220,000.00     0.07
1.500                         1       288,000.00     0.09
1.500                         1       288,000.00     0.09
7.000                         1       288,000.00     0.09
3.000                       671   134,558,483.46    44.05
1.000                       671   134,558,483.46    44.05
6.000                       656   131,353,157.51    43.00
6.005                         2       710,000.00     0.23
7.000                        13     2,495,325.95     0.82
3/6 LIBOR                    30     3,820,883.74     1.25
3.000                        30     3,820,883.74     1.25
1.000                        30     3,820,883.74     1.25
6.000                        30     3,820,883.74     1.25
3/6 LIBOR IO                 17     3,387,340.00     1.11
1.500                         2       444,240.00     0.15
1.500                         2       444,240.00     0.15
7.000                         2       444,240.00     0.15
3.000                        15     2,943,100.00     0.96
1.000                        15     2,943,100.00     0.96
6.000                        13     2,211,100.00     0.72
6.005                         1       360,000.00     0.12
7.000                         1       372,000.00     0.12
5/6 LIBOR                     1       119,780.75     0.04
3.000                         1       119,780.75     0.04
1.000                         1       119,780.75     0.04
6.000                         1       119,780.75     0.04
FIXED                       155    18,446,838.11     6.04
---------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {SILENT SECONDS}          October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

              COLLATERAL GROUPED BY CAP STRUCTURE
-----------------------------------------------------------
       PRODUCT                                       PCT OF
   INIT RATE CAP                       TOTAL        OVERALL
     PER RATE                           CURRENT     CURRENT
   GROSS LIFE CAP         COUNT       BALANCE       BALANCE
-----------------------------------------------------------
0.000                       155    18,446,838.11      6.04
0.000                       155    18,446,838.11      6.04
0.000                       155    18,446,838.11      6.04
FIXED IO                     10     2,339,600.00      0.77
0.000                        10     2,339,600.00      0.77
0.000                        10     2,339,600.00      0.77
0.000                        10     2,339,600.00      0.77
----------------------------------------------------------
TOTAL                     1,941   305,460,459.39    100.00
==========================================================

          COLLATERAL GROUPED BY INTEREST ONLY
-----------------------------------------------------
                                               PCT OF
IO FLAG                           TOTAL       OVERALL
   IO PERIOD                     CURRENT      CURRENT
      REM IO TERM    COUNT       BALANCE      BALANCE
-----------------------------------------------------
NO                   1,241   164,667,035.93     53.91
NON-IO               1,241   164,667,035.93     53.91
0 - 0                1,241   164,667,035.93     53.91
YES                    700   140,793,423.46     46.09
5 YEARS                700   140,793,423.46     46.09
49 - 59                700   140,793,423.46     46.09
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

                        COLLATERAL GROUPED BY BID REPORT

-------------------------------------------------------------------------------------------------------------------------------
                                                        PCT OF  WTD AVG  WTD AVG                        MAX
                                           TOTAL       OVERALL  CURRENT  CURRENT   WTD AVG            CURRENT    AVG      MIN
                                          CURRENT      CURRENT   GROSS     NET    REMAINING  WTD AVG   GROSS   CURRENT  CURRENT
PROD TYPE                       COUNT     BALANCE      BALANCE  COUPON    COUPON     TERM      AGE     COUPON  BALANCE  BALANCE
-------------------------------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS    673  135,066,483.46    44.22  6.86196  6.36196     358        2      8.9900  200,693   53,600
FirstLien-E.2YearHybrid-NON-IO  1,055  142,279,533.33    46.58  7.15716  6.65716     358        2      9.9900  134,862   51,934
FirstLien-F.3YearHybrid-5YEARS     17    3,387,340.00     1.11  6.96974  6.46974     358        2      9.1400  199,255   60,500
FirstLien-F.3YearHybrid-NON-IO     30    3,820,883.74     1.25  7.00538  6.50538     358        2      9.7650  127,363   55,200
FirstLien-Fixed-5YEARS             10    2,339,600.00     0.77  7.28886  6.78886     358        2      8.3500  233,960   60,000
FirstLien-Fixed-NON-IO            155   18,446,838.11     6.04  7.35560  6.85560     358        2      9.6600  119,012   51,968
FirstLien-G.5YearHybrid-NON-IO      1      119,780.75     0.04  6.46000  5.96000     357        3      6.4600  119,781  119,781
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,941  305,460,459.39   100.00  7.03538  6.53538     358        2      9.9900  157,373   51,934
===============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                            WTD AVG            WTD AVG     WTD     WTD AVG
                                  MAX    WTD AVG             GROSS   WTD AVG   STATED    AVG ARM     NET    WTD AVG  WTD AVG
                                CURRENT    FICO    WTD AVG   COUPON     MO    ORIGINAL     MAX      COUPON    RATE     PAY
PROD TYPE                       BALANCE   SCORE   INIT CAP   MARGIN    ROLL     TERM      RATE      MARGIN    FREQ     FREQ
----------------------------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS  640,000    644      2.994   561.784     22       360    12.88260    5.118      6        6
FirstLien-E.2YearHybrid-NON-IO  863,137    627      2.994   586.044     22       360    13.17999    5.360      6        6
FirstLien-F.3YearHybrid-5YEARS  472,000    630      2.803   581.348     34       360    13.21124    5.313      6        6
FirstLien-F.3YearHybrid-NON-IO  342,000    632      3.000   589.660     34       360    13.00538    5.397      6        6
FirstLien-Fixed-5YEARS          624,000    655      0.000     0.000      0       360     0.00000   -0.500      0        0
FirstLien-Fixed-NON-IO          415,168    635      0.000     0.000      0       359     0.00000   -0.500      0        0
FirstLien-G.5YearHybrid-NON-IO  119,781    648      3.000   521.000     57       360    12.46000    4.710      6        6
----------------------------------------------------------------------------------------------------------------------------
TOTAL                           863,137    635      2.992   574.499     21       360    12.14948    4.854      6        6
============================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                    WTD AVG                                                   WTD AVG
                                                      LOAN   WTD AVG                               TOTAL         MO
                                WTD AVG   WTD AVG      TO      IO                                ORIGINAL       PAY
PROD TYPE                       PER CAP  SERVICING   VALUE   REMAIN    PRODUCT_TYPE  PP_CODE      BALANCE      ROLL
---------------------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS    1.001     0.500    79.99     58           102         70    135,067,755.00     22
FirstLien-E.2YearHybrid-NON-IO    1.000     0.500    79.99      0           102         61    142,382,562.00     22
FirstLien-F.3YearHybrid-5YEARS    1.066     0.500    79.99     58           103         56      3,387,340.00     34
FirstLien-F.3YearHybrid-NON-IO    1.000     0.500    79.99      0           103         49      3,823,400.00     34
FirstLien-Fixed-5YEARS            0.000     0.500    80.00     58           105         93      2,339,600.00      0
FirstLien-Fixed-NON-IO            0.000     0.500    80.00      0           105         77     18,458,380.00      0
FirstLien-G.5YearHybrid-NON-IO    1.000     0.500    80.00      0           105          0        120,000.00     57
---------------------------------------------------------------------------------------------------------------------
TOTAL                             1.001     0.500    79.99     27           102         66    305,579,037.00     21
=====================================================================================================================

                   COLLATERAL GROUPED BY STATED REMAINING TERM

----------------------------------------------------------------------------------
                                                PCT OF   WTD AVG     MAX      MIN
                                    TOTAL      OVERALL    STATED   STATED   STATED
                                   CURRENT     CURRENT     REM       REM      REM
STATED REM TERM       COUNT       BALANCE      BALANCE     TERM     TERM     TERM
----------------------------------------------------------------------------------

    -179                  1        61,035.95      0.02    178.00   178.00   178.00
300 -359              1,940   305,399,423.44     99.98    358.21   359.00   355.00
----------------------------------------------------------------------------------
TOTAL                 1,941   305,460,459.39    100.00    358.18   359.00   178.00
==================================================================================

                         COLLATERAL GROUPED BY SERVICING
-----------------------------------------------------
                                               PCT OF
                                  TOTAL       OVERALL
                                 CURRENT      CURRENT
SERV FEE             COUNT       BALANCE      BALANCE
-----------------------------------------------------
0.500                1,941   305,460,459.39    100.00
-----------------------------------------------------
TOTAL                1,941   305,460,459.39    100.00
=====================================================

                       COLLATERAL GROUPED BY SILENT SECOND
------------------------------------------------------
                                                PCT OF
                                   TOTAL       OVERALL
SILENT SECOND                     CURRENT      CURRENT
   COMBO LTV          COUNT       BALANCE      BALANCE
-----------------------------------------------------
Y                     1,941   305,460,459.39   100.00
 85.00 -  89.99           2       636,600.00     0.21
 90.00 -  94.99          33     8,308,141.65     2.72
 95.00 -  99.99         434    64,817,518.16    21.22
100.00 -  104.99      1,472   231,698,199.58    75.85
-----------------------------------------------------
TOTAL                 1,941   305,460,459.39   100.00
=====================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.           AEGIS {INV REQUEST}          October 13, 2005
gtabor                                                              11:57 AM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

                                   AMORT TYPE

------------------------------------------------------------------------------------------------------
                                              PCT OF   WTD AVG                       WTD AVG
                                TOTAL        OVERALL   CURRENT   WTD AVG   WTD AVG     LOAN    WTD AVG
AM TYPE                        CURRENT       CURRENT    GROSS      FICO      BACK       TO      COMBO
FICO SCORE       COUNT         BALANCE       BALANCE    COUPON    SCORE     RATIO     VALUE      LTV
------------------------------------------------------------------------------------------------------

ARMS           5,218.00     857,734,367.61     79.45    7.525      610      41.00     79.64     86.18
   500 - 519     322.00      44,258,822.48      4.10    8.759      510      40.64     73.63     73.63
   520 - 539     413.00      60,486,437.67      5.60    8.372      530      39.34     74.06     74.06
   540 - 559     437.00      61,045,030.25      5.65    8.175      551      40.27     77.10     77.10
   560 - 579     512.00      76,883,719.35      7.12    8.021      569      41.05     79.54     81.61
   580 - 599     918.00     136,145,984.05     12.61    7.732      589      41.02     80.55     89.13
   600 - 619     728.00     114,978,388.34     10.65    7.490      609      41.65     81.48     89.37
   620 - 639     656.00     111,851,849.85     10.36    7.206      629      41.08     80.79     90.06
   640 - 659     513.00      96,658,167.39      8.95    7.103      649      41.72     80.71     90.01
   660 - 679     305.00      64,545,180.81      5.98    6.805      669      40.33     80.86     90.87
   680 - 699     179.00      38,330,605.80      3.55    6.799      689      41.74     80.74     90.95
   700 - 719      88.00      18,396,101.78      1.70    6.425      709      42.36     79.76     88.59
   720 - 739      62.00      15,878,954.57      1.47    6.610      729      41.20     81.59     90.91
   740 - 759      39.00       7,510,732.17      0.70    6.355      750      38.67     82.58     89.60
   760 - 779      26.00       6,092,933.82      0.56    6.313      770      39.58     80.34     85.07
   780 - 799      19.00       4,536,253.00      0.42    6.228      786      44.44     83.22     86.68
   800 - 819       1.00         135,206.28      0.01    7.843      810      43.00     72.35     72.35
FIXED          2,516.00     221,800,654.84     20.55    8.035      642      39.45     62.49     83.65
   500 - 519      39.00       4,055,700.53      0.38    9.370      511      36.70     72.04     72.04
   520 - 539      58.00       6,813,918.59      0.63    8.319      530      37.13     72.04     72.04
   540 - 559      75.00       7,426,501.20      0.69    8.507      549      39.02     74.86     74.86
   560 - 579     119.00      10,794,695.71      1.00    8.617      569      36.98     66.82     79.07
   580 - 599     513.00      28,155,979.69      2.61    9.008      589      39.74     51.58     87.18
   600 - 619     414.00      25,418,256.02      2.35    8.730      609      40.71     56.02     88.91
   620 - 639     355.00      28,089,850.77      2.60    8.402      630      39.46     59.77     87.07
   640 - 659     315.00      28,096,617.77      2.60    8.234      650      41.27     58.82     85.93
   660 - 679     237.00      25,570,556.50      2.37    7.670      669      38.97     65.36     85.28
   680 - 699     139.00      17,682,048.62      1.64    7.422      688      41.20     66.38     85.62
   700 - 719      96.00      14,607,396.25      1.35    6.653      708      39.81     68.98     78.80
   720 - 739      58.00       9,784,517.31      0.91    6.654      728      40.58     67.26     78.42
   740 - 759      46.00       7,855,903.45      0.73    6.499      750      35.33     72.03     78.99
   760 - 779      27.00       3,925,148.18      0.36    6.678      771      37.37     71.39     77.84
   780 - 799      19.00       2,548,828.24      0.24    6.062      789      34.18     63.56     68.32
   800 - 819       6.00         974,736.01      0.09    6.248      803      25.61     74.84     74.84
------------------------------------------------------------------------------------------------------
TOTAL          7,734.00   1,079,535,022.45    100.00    7.630      617      40.68     76.11     85.66
======================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                                  aggregate pool
                                                                  --------------
    gross WAC                                                             7.63%

   wtd avg FICO                                                            617
    FICO < 600                                                           40.39%
   FICO 600-650                                                             32%

   wtd avg CLTV                                                          85.66%
    CLTV = 80                                                            33.74%
   CLTV > 80.01                                                          29.45%
  LTV 95.01 -100                                                          1.58%
   Full Doc (%)                                                          58.30%
  Stated Doc (%)                                                         41.42%

    purch (%)                                                            38.71%
   CO refi (%)                                                           60.07%
   Own Occ (%)                                                           96.03%
Prepay Penalty (%)                                                       74.16%
     DTI (%)
    ARM ? (%)                                                            79.45%
     2/28 (%)                                                            76.31%
     3/27 (%)                                                             2.78
   1st Lien (%)                                                             95
 Avg Loan Balance                                                   139,583.01
    # of Loans                                                            7734%
 Loan Bal < $100k                                                        18.82%
  Mtg Rates > 12%                                                         0.42
 Manuf Housing (%)                                                          --

   largest state                                                      CA 12.03%
   silent 2nd (%)                                                           28%
    IO loans (%)                                                         24.79%
       5yr IO                                                               25
      2 yr IO                                                               --
      IO: FICO                                                             641
       IO LTV                                                            80.07
       IO DTI                                                            41.63
    IO full doc                                                          48.41
     IO: purch                                                           53.55

DEAL NAME:

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION & PURPOSE OF LOAN

-----------------------------------------------------------------------------------------------------------------------
                                STATED   OTHER     ALL               CO            AVG PRIN    CURRENT    IO     SILENT
    FICO SCORE       FULL DOC     DOC     DOC     DOCS     PURCH    REFI    WAC     BAL ($)      LTV     LOANS    2NDS
-----------------------------------------------------------------------------------------------------------------------

0 -500                  0.16      0.08    0.00     0.24     0.04    0.21   8.68   166,768.28    73.52     0.00     0.00
501 - 550               9.51      3.94    0.00    13.45     1.82   11.62   8.49   204,633.46    74.25     0.00     0.00
551 - 600              19.32      8.27    0.00    27.59    10.89   16.51   8.00   206,258.05    76.54     5.04     8.24
601 - 650              18.36     12.90    0.05    31.31    13.84   16.83   7.57   226,001.54    76.65    10.13    14.00
651 - 700               7.18     11.89    0.17    19.24     8.88   10.06   7.07   264,238.50    76.09     7.30     8.70
701 - 750               2.65      3.21    0.01     5.86     2.23    3.56   6.53   285,343.06    75.26     1.71     1.92
751 - 800               1.06      1.13    0.05     2.24     1.00    1.22   6.39   296,783.71    77.33     0.61     0.41
801 - 850               0.06      0.01    0.00     0.07     0.00    0.07   6.76   205,812.26    75.77     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                  58.30     41.42    0.28   100.00    38.71   60.07   7.63   229,944.84    76.11    24.79    33.27
=======================================================================================================================

LTV & FICO

----------------------------------------------------------------------------------------------------
                     FICO <   450 -   501 -   551 -   601 -   651 -   701 -   751 -   801 -    TOTAL
    CURRENT LTV        450     500     550     600     650     700     750     800     850     FICO
----------------------------------------------------------------------------------------------------

10.01-20              0.00     0.00    0.04    1.31    2.05    1.24    0.30    0.08    0.01   634.00
20.01-30              0.00     0.00    0.03    0.08    0.04    0.00    0.01    0.01    0.00   600.00
30.01-40              0.00     0.00    0.11    0.17    0.10    0.06    0.09    0.01    0.00   612.00
40.01-50              0.00     0.00    0.29    0.48    0.26    0.25    0.14    0.06    0.00   614.00
50.01-60              0.00     0.04    0.98    1.23    0.91    0.43    0.26    0.10    0.00   598.00
60.01-70              0.00     0.04    3.16    2.46    1.44    1.09    0.40    0.25    0.00   589.00
70.01-80              0.00     0.13    5.33   12.36   17.59   11.28    2.95    0.83    0.04   623.00
80.01-90              0.00     0.04    3.47    7.63    6.57    3.84    1.27    0.65    0.01   611.00
90.01-100             0.00     0.00    0.02    1.86    2.34    1.04    0.45    0.24    0.01   632.00
----------------------------------------------------------------------------------------------------
TOTAL                 0.00     0.24   13.45   27.59   31.31   19.24    5.86    2.24    0.07   617.00
====================================================================================================

-------------------------------------------------------------------------------------------
                      AVG PRIN            GROSS   LIMITED   STATED
    CURRENT LTV       BAL ($)     WAC    MARGIN     DOC       DOC    IO LOANS   SILENT 2NDS
-------------------------------------------------------------------------------------------

10.01-20              38520.88   10.66    7.95      0.00      1.58      0.00        4.96
20.01-30              68462.86    8.20    7.24      0.00      0.10      0.02        0.00
30.01-40             118353.94    7.13    6.27      0.00      0.29      0.08        0.00
40.01-50             149638.64    7.10    6.20      0.00      0.77      0.22        0.00
50.01-60             176037.14    7.12    6.19      0.00      1.95      0.47        0.00
60.01-70             166051.51    7.44    6.43      0.00      4.37      1.09        0.00
70.01-80             163747.15    7.19    5.99      0.00     20.58     17.54       28.27
80.01-90             164133.10    7.95    6.85      0.00     10.26      4.47        0.02
90.01-100            144479.72    8.33    7.07      0.00      1.49      0.91        0.00
-------------------------------------------------------------------------------------------
TOTAL                139583.01    7.63    6.32      0.00     41.42     24.79       33.27
===========================================================================================

PRIN BALANCE & FICO

------------------------------------------------------------------------------------------------------------
                             FICO <   450 -   501 -   551 -   601 -   651 -   701 -   751 -   801 -    TOTAL
         PRIN BALANCE          450     500     550     600     650      700    750     800      850    FICO
------------------------------------------------------------------------------------------------------------

                   -50000     0.00     0.00    0.43    1.48    1.46    0.63    0.11    0.04    0.00   609.00
   50,000.01 - 100,000.00     0.00     0.04    2.49    5.16    4.69    1.70    0.50    0.20    0.01   603.00
  100,000.01 - 150,000.00     0.00     0.10    2.75    5.64    6.14    2.70    0.50    0.20    0.02   606.00
  150,000.01 - 200,000.00     0.00     0.03    2.84    4.41    4.76    2.63    0.94    0.40    0.00   611.00
  200,000.01 - 250,000.00     0.00     0.04    1.69    3.46    4.02    2.61    0.74    0.41    0.00   619.00
  250,000.01 - 300,000.00     0.00     0.00    1.06    1.78    2.91    2.11    0.69    0.22    0.00   626.00
  300,000.01 - 350,000.00     0.00     0.03    0.39    1.17    1.59    1.77    0.45    0.14    0.03   635.00
  350,000.01 - 400,000.00     0.00     0.00    0.58    1.55    1.76    1.54    0.66    0.17    0.00   632.00
  400,000.01 - 450,000.00     0.00     0.00    0.27    1.23    1.14    1.50    0.40    0.16    0.00   636.00
  450,000.01 - 500,000.00     0.00     0.00    0.31    0.88    1.20    0.89    0.44    0.13    0.00   636.00
  500,000.01 - 550,000.00     0.00     0.00    0.15    0.29    0.58    0.29    0.20    0.00    0.00   631.00
  550,000.01 - 600,000.00     0.00     0.00    0.21    0.10    0.33    0.38    0.11    0.05    0.00   634.00
  600,000.01 - 650,000.00     0.00     0.00    0.18    0.18    0.35    0.23    0.00    0.00    0.00   611.00
  650,000.01 - 700,000.00     0.00     0.00    0.00    0.00    0.00    0.06    0.06    0.00    0.00   688.00
  700,000.01 - 750,000.00     0.00     0.00    0.00    0.07    0.00    0.07    0.00    0.00    0.00   631.00
  750,000.01 - 800,000.00     0.00     0.00    0.00    0.00    0.07    0.00    0.00    0.00    0.00   650.00
  800,000.01 - 850,000.00     0.00     0.00    0.00    0.00    0.00    0.08    0.00    0.00    0.00   679.00
  850,000.01 - 900,000.00     0.00     0.00    0.00    0.08    0.00    0.08    0.08    0.00    0.00   651.00
1,000,000.01 +                0.00     0.00    0.10    0.13    0.33    0.00    0.00    0.11    0.00   630.00
------------------------------------------------------------------------------------------------------------
TOTAL                         0.00     0.24   13.45   27.59   31.31   19.24    5.86    2.24    0.07   617.00
============================================================================================================

----------------------------------------------------------------------------------------------------
                            CURRENT            GROSS   LIMITED
         PRIN BALANCE         LTV      WAC    MARGIN     DOC     STATED DOC   IO LOANS   SILENT 2NDS
----------------------------------------------------------------------------------------------------

                   -50000    36.05    10.22    7.68      0.00        0.86        0.00        2.93
   50,000.01 - 100,000.00    73.59     8.46    6.93      0.00        3.46        0.91        6.12
  100,000.01 - 150,000.00    77.47     7.83    6.53      0.00        5.98        3.17        7.03
  150,000.01 - 200,000.00    78.26     7.45    6.31      0.00        6.17        3.84        4.98
  200,000.01 - 250,000.00    78.93     7.31    6.17      0.00        5.82        3.60        3.23
  250,000.01 - 300,000.00    78.28     7.08    6.03      0.00        4.43        3.27        2.66
  300,000.01 - 350,000.00    80.15     7.06    5.94      0.00        3.26        2.23        1.57
  350,000.01 - 400,000.00    79.31     7.03    6.08      0.00        3.32        2.32        1.48
  400,000.01 - 450,000.00    79.59     7.01    5.98      0.00        2.91        2.09        1.39
  450,000.01 - 500,000.00    80.27     6.95    5.93      0.00        2.29        1.82        0.97
  500,000.01 - 550,000.00    81.69     7.30    6.15      0.00        1.06        0.53        0.39
  550,000.01 - 600,000.00    82.83     7.15    6.16      0.00        0.43        0.54        0.21
  600,000.01 - 650,000.00    74.40     7.32    6.18      0.00        0.70        0.29        0.23
  650,000.01 - 700,000.00    78.49     6.35    5.10      0.00        0.06        0.00        0.00
  700,000.01 - 750,000.00    79.87     7.55    6.30      0.00        0.07        0.07        0.00
  750,000.01 - 800,000.00    85.00     7.10    4.45      0.00        0.00        0.00        0.00
  800,000.01 - 850,000.00    84.99     7.57    6.87      0.00        0.08        0.00        0.00
  850,000.01 - 900,000.00    76.09     6.41    4.65      0.00        0.08        0.00        0.08
1,000,000.01 +               72.82     7.11    6.11      0.00        0.44        0.11        0.00
----------------------------------------------------------------------------------------------------
TOTAL                        76.11     7.63    6.32      0.00       41.42       24.79       33.27
====================================================================================================

MORTG RATES & FICO

----------------------------------------------------------------------------------------------------------------
                                 FICO <   450 -   501 -   551 -   601 -   651 -   701 -   751 -   801 -    TOTAL
          MORTG RATES              450     500     550     600     650     700     750     800     850     FICO
----------------------------------------------------------------------------------------------------------------

 4.501 -  5.000                   0.00     0.00    0.00    0.03    0.04    0.00    0.02    0.00    0.00   633.00
 5.001 -  5.500                   0.00     0.00    0.01    0.21    0.32    0.66    0.66    0.41    0.00   688.00
 5.501 -  6.000                   0.00     0.00    0.12    0.70    1.95    2.55    1.84    0.70    0.03   672.00
 6.001 -  6.500                   0.00     0.00    0.27    1.71    3.82    3.90    1.18    0.28    0.01   648.00
 6.501 -  7.000                   0.00     0.00    0.99    3.91    6.90    4.53    0.78    0.52    0.01   631.00
 7.001 -  7.500                   0.00     0.04    1.29    4.12    4.66    2.72    0.61    0.10    0.00   617.00
 7.501 -  8.000                   0.00     0.03    2.03    4.99    5.07    2.34    0.33    0.10    0.01   606.00
 8.001 -  8.500                   0.00     0.02    1.94    3.13    2.60    0.60    0.09    0.01    0.00   588.00
 8.501 -  9.000                   0.00     0.06    2.09    3.07    2.15    0.45    0.04    0.03    0.00   582.00
 9.001 -  9.500                   0.00     0.07    2.32    2.23    0.86    0.14    0.02    0.02    0.01   565.00
 9.501 - 10.000                   0.00     0.01    1.84    1.81    1.02    0.43    0.10    0.03    0.00   579.00
10.001 - 10.500                   0.00     0.02    0.35    0.79    0.98    0.53    0.15    0.03    0.00   614.00
10.501 - 11.000                   0.00     0.00    0.07    0.60    0.47    0.16    0.03    0.01    0.00   607.00
11.001 - 11.500                   0.00     0.00    0.02    0.17    0.14    0.04    0.01    0.00    0.00   608.00
11.501 - 12.000                   0.00     0.00    0.10    0.08    0.10    0.04    0.00    0.00    0.00   591.00
12.001 - 12.500                   0.00     0.00    0.00    0.05    0.21    0.13    0.01    0.01    0.00   641.00
12.501 - 13.000                   0.00     0.00    0.00    0.00    0.00    0.01    0.00    0.00    0.00   642.00
13.001 - 13.500                   0.00     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00   622.00
----------------------------------------------------------------------------------------------------------------
TOTAL                             0.00     0.24   13.45   27.59   31.31   19.24    5.86    2.24    0.07   617.00
================================================================================================================

---------------------------------------------------------------------------------------------------------
                                 CURRENT            GROSS    AVG PRIN   LIMITED   STATED     IO    SILENT
          MORTG RATES              LTV      WAC    MARGIN    BAL ($)      DOC      DOC     LOANS    2NDS
---------------------------------------------------------------------------------------------------------

 4.501 -  5.000                   69.50     4.90     4.03   293701.26     0.00      0.02    0.07     0.03
 5.001 -  5.500                   73.97     5.29     4.11   266443.61     0.00      1.05    0.81     0.46
 5.501 -  6.000                   73.86     5.84     4.85   237842.25     0.00      2.90    2.24     1.96
 6.001 -  6.500                   77.31     6.30     5.22   215616.19     0.00      3.80    4.57     4.74
 6.501 -  7.000                   78.35     6.80     5.74   194838.81     0.00      7.77    7.73     8.05
 7.001 -  7.500                   79.22     7.28     6.04   166708.10     0.00      5.61    3.95     5.75
 7.501 -  8.000                   80.58     7.77     6.54   159678.62     0.00      6.97    3.16     4.59
 8.001 -  8.500                   80.01     8.28     6.89   137682.73     0.00      3.57    1.28     1.77
 8.501 -  9.000                   81.55     8.76     7.40   124115.97     0.00      3.38    0.64     0.77
 9.001 -  9.500                   79.83     9.28     7.98   105015.24     0.00      2.63    0.20     0.24
 9.501 - 10.000                   71.64     9.78     8.43    95027.83     0.00      1.82    0.10     0.96
10.001 - 10.500                   38.20    10.38     8.40    51689.27     0.00      1.11    0.04     2.02
10.501 - 11.000                   33.41    10.79     9.08    31630.52     0.00      0.34    0.00     1.06
11.001 - 11.500                   36.63    11.34     9.48    37983.85     0.00      0.09    0.00     0.29
11.501 - 12.000                   52.00    11.78    10.50    55840.81     0.00      0.14    0.00     0.16
12.001 - 12.500                   20.10    12.48     0.00    40485.75     0.00      0.20    0.00     0.40
12.501 - 13.000                   20.00    12.74     0.00    24982.49     0.00      0.01    0.00     0.01
13.001 - 13.500                   20.00    13.39     0.00    27490.82     0.00      0.00    0.00     0.01
---------------------------------------------------------------------------------------------------------
TOTAL                             76.11     7.63     6.32   139583.01     0.00     41.42   24.79    33.27
=========================================================================================================

MORTG RATES & LTV

---------------------------------------------------------------------------------------------------------------------------
                                 LTV 0.01 -   10.01 -   30.01 -   40.01 -   50.01 -   50.01 -   60.01 -   70.01 -   80.01 -
          MORTG RATES               10.00      20.00     40.00     50.00       60        60        70        80        90
---------------------------------------------------------------------------------------------------------------------------

 4.501 -  5.000                     0.00        0.00      0.00      0.00      0.02      0.00      0.00      0.07      0.00
 5.001 -  5.500                     0.00        0.00      0.00      0.04      0.12      0.11      0.33      1.22      0.45
 5.501 -  6.000                     0.00        0.01      0.00      0.13      0.16      0.87      1.14      4.21      1.27
 6.001 -  6.500                     0.00        0.00      0.02      0.07      0.31      0.35      1.06      7.66      1.50
 6.501 -  7.000                     0.00        0.01      0.02      0.06      0.27      0.77      1.25     11.82      2.90
 7.001 -  7.500                     0.00        0.00      0.01      0.03      0.12      0.44      1.16      8.58      2.67
 7.501 -  8.000                     0.00        0.01      0.01      0.05      0.09      0.52      1.12      7.94      4.00
 8.001 -  8.500                     0.00        0.01      0.03      0.03      0.14      0.33      0.82      3.77      2.44
 8.501 -  9.000                     0.00        0.03      0.02      0.03      0.10      0.27      0.52      2.84      3.15
 9.001 -  9.500                     0.00        0.10      0.04      0.04      0.09      0.16      0.83      1.36      2.35
 9.501 - 10.000                     0.00        0.92      0.01      0.05      0.07      0.07      0.47      0.84      2.12
10.001 - 10.500                     0.01        2.01      0.00      0.00      0.00      0.02      0.10      0.12      0.43
10.501 - 11.000                     0.01        1.06      0.00      0.00      0.00      0.02      0.00      0.05      0.10
11.001 - 11.500                     0.00        0.29      0.00      0.00      0.00      0.00      0.01      0.01      0.05
11.501 - 12.000                     0.00        0.16      0.00      0.00      0.00      0.00      0.03      0.05      0.06
12.001 - 12.500                     0.00        0.40      0.00      0.00      0.00      0.00      0.00      0.00      0.00
12.501 - 13.000                     0.00        0.01      0.00      0.00      0.00      0.00      0.00      0.00      0.00
13.001 - 13.500                     0.00        0.01      0.00      0.00      0.00      0.00      0.00      0.00      0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                               0.02        5.02      0.18      0.54      1.48      3.95      8.84     50.53     23.49
===========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                 90.01 -          TOTAL     AVG     GROSS    AVG PRIN   LIMITED   STATED     IO    SILENT
          MORTG RATES              100     100+    LTV     FICO    MARGIN     BAL $       DOC       DOC    LOANS    2NDS
-------------------------------------------------------------------------------------------------------------------------

 4.501 -  5.000                    0.00    0.00   69.50   633.00     4.03   324918.41     0.00      0.02    0.07     0.03
 5.001 -  5.500                    0.00    0.00   73.97   688.00     4.11   345878.97     0.00      1.05    0.81     0.46
 5.501 -  6.000                    0.10    0.00   73.86   672.00     4.85   310144.86     0.00      2.90    2.24     1.96
 6.001 -  6.500                    0.19    0.00   77.31   648.00     5.22   275620.77     0.00      3.80    4.57     4.74
 6.501 -  7.000                    0.53    0.00   78.35   631.00     5.74   264083.84     0.00      7.77    7.73     8.05
 7.001 -  7.500                    0.52    0.00   79.22   617.00     6.04   231276.28     0.00      5.61    3.95     5.75
 7.501 -  8.000                    1.17    0.00   80.58   606.00     6.54   232823.72     0.00      6.97    3.16     4.59
 8.001 -  8.500                    0.82    0.00   80.01   588.00     6.89   217652.73     0.00      3.57    1.28     1.77
 8.501 -  9.000                    0.93    0.00   81.55   582.00     7.40   199074.32     0.00      3.38    0.64     0.77
 9.001 -  9.500                    0.71    0.00   79.83   565.00     7.98   150540.94     0.00      2.63    0.20     0.24
 9.501 - 10.000                    0.68    0.00   71.64   579.00     8.43   143666.26     0.00      1.82    0.10     0.96
10.001 - 10.500                    0.14    0.00   38.20   614.00     8.40    83411.30     0.00      1.11    0.04     2.02
10.501 - 11.000                    0.10    0.00   33.41   607.00     9.08    57093.01     0.00      0.34    0.00     1.06
11.001 - 11.500                    0.03    0.00   36.63   608.00     9.48    63195.29     0.00      0.09    0.00     0.29
11.501 - 12.000                    0.03    0.00   52.00   591.00    10.50   101876.34     0.00      0.14    0.00     0.16
12.001 - 12.500                    0.00    0.00   20.10   641.00     0.00    56863.52     0.00      0.20    0.00     0.40
12.501 - 13.000                    0.00    0.00   20.00   642.00     0.00    26639.75     0.00      0.01    0.00     0.01
13.001 - 13.500                    0.00    0.00   20.00   622.00     0.00    28589.43     0.00      0.00    0.00     0.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL                              5.96    0.00   76.11   617.00     6.32   229944.84     0.00     41.42   24.79    33.27
=========================================================================================================================

COLLATERAL ANALYSIS

                                                 (deal as a whole)
                                   Wtd Avg           Percent of      Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV    Current Balance    Current Balance      GWAC    % MI     FICO      DTI       LTV
-----------------------------------------------------------------------------------------------------------------

500        524         > 65%      137055.36             4.55           8.77      0      512      40.05     77.53
525        549         > 65%      140654.53             6.42            8.4      0      536       39.4     78.46
550        574         > 65%      138440.19              8.3           8.16      0      562      40.37     82.36
575        599         > 70%       143417.9            14.04           7.86      0      588      41.07     83.09
600        624         > 70%      150563.77            13.85           7.51      0      612      41.76        83
625        649         > 70%      172714.16            13.15           7.29      0      636      41.31     82.47
650        674         > 80%      198437.25             8.86           7.01      0      661      41.16     83.46
675        699         > 80%      213853.91             4.66           6.92      0      687      41.82     82.94
700        724         > 80%      217896.77             2.16           6.54      0      711         42     84.04
725        749         > 85%      212744.88             0.55           6.78      0      733      41.36     91.27
750        774         > 85%      236298.25              0.5           6.75      0      761       36.4     91.15
775        799         > 85%      184501.47             0.24           6.79      0      783      42.94     91.53
800        max         > 85%       94950.17             0.01           9.19      0      806       22.2       100

FICO Low   FICO High   % SFD   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
-------------------------------------------------------------------------------------------------------

500        524         86.95     7.6      99.29         72.48         0           27.52             0
525        549         80.27   10.45      97.25          75.4         0            24.6             0
550        574         78.93   11.06      96.87         70.68         0           29.32          5.01
575        599         77.36   14.66      97.56         72.46         0           27.54         25.91
600        624          75.9   12.64      94.58          67.2         0            32.8         34.42
625        649         72.81   12.43      95.72         50.69         0           49.01         38.84
650        674         76.68   12.44      93.85         37.06         0           62.49         41.99
675        699         66.56   14.06      92.59         35.12         0           64.67         47.75
700        724         71.47   13.55      95.37         40.61         0           59.39         28.99
725        749         71.89    11.6         92         57.64         0           42.36         36.22
750        774          86.5     4.6      84.62         56.55         0           43.45         15.69
775        799         55.09   19.32      58.08         56.79         0           43.21          6.39
800        max           100       0        100           100         0               0             0

                                   Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg
LTV Low   LTV High     DTI     Current Balance   Current Balance     GWAC    % MI     FICO      DTI
-----------------------------------------------------------------------------------------------------

 60%       64%       > 49.9%      158866.41            0.41           7.8      0      574       52.6
 65%       69%       > 49.9%      175896.46            0.41           7.8      0      570      52.85
 70%       74%       > 49.9%      221965.74            1.09          7.25      0      585      52.87
 75%       79%       > 49.9%      191636.63            1.35          7.19      0      615      52.17
 80%       84%       > 49.9%      169675.11            3.44          7.28      0      615      51.69
 85%       89%       > 49.9%      186981.39               1          8.12      0      596      52.01
 90%       94%       > 49.9%      164092.89            1.02          8.08      0      621      52.51
 95%       99%       > 49.9%      222805.74            0.37          8.38      0      628      51.48
100%      max        > 49.9%      133742.22            0.16          9.32      0      622      52.49

                     Wtd Avg
LTV Low   LTV High     LTV     % SFD   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
---------------------------------------------------------------------------------------------------------------

 60%       64%        63.26    69.23   13.77      90.43         51.63         0           48.37          16.9
 65%       69%        67.61     70.4    7.42      93.04         52.41         0           47.59          4.43
 70%       74%        73.03    66.71      12      98.43         67.05         0           32.95         17.23
 75%       79%        78.04    68.27   15.54      98.49         74.01         0           25.99         25.55
 80%       84%        80.89    70.92    9.56      97.41         71.15         0           28.85         31.97
 85%       89%        87.53    71.34   10.13      98.31         61.57         0           38.43         13.48
 90%       94%        90.79    75.28    9.89      78.94         73.86         0           26.14         26.91
 95%       99%        97.05    83.14    9.95      94.79         73.17         0           26.83           6.4
100%      max           100    90.05    6.41        100         91.95         0            8.05             0

                                 Wtd Avg          Percent of     Wtd Avg          Wtd Avg   Wtd Avg
DTI Low   DTI High    FICO   Current Balance   Current Balance     GWAC    % MI     FICO      DTI
---------------------------------------------------------------------------------------------------

20%        24%       < 525       94923.92            0.26          9.11      0      512      22.54
25%        29%       < 550      111978.37            1.11          8.58      0      525      27.68
30%        34%       < 575      133129.85            2.95          8.24      0      539      32.77
35%        39%       < 600      127557.79            6.74          8.13      0      564      37.53
40%        44%       < 625       133632.1           12.34          8.01      0      577      42.62
45%        49%       < 650      140540.04           19.33          7.88      0      593      47.57
50%        54%       < 675      150943.35            8.66          7.81      0      595      51.87
55%       max        < 700      151943.54            0.63          8.06      0      586      55.44

                     Wtd Avg
DTI Low   DTI High     LTV     % SFD   % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
---------------------------------------------------------------------------------------------------------------

20%        24%        69.61     86.1       0        100         71.75         0           28.25             0
25%        29%        74.66    87.41    3.35      99.15         79.71         0           20.29             0
30%        34%        75.25    82.49    9.38       97.3         71.28         0           28.72             0
35%        39%        75.33    82.19   11.26      99.11          70.9         0            29.1          14.5
40%        44%        76.67    78.14   11.25      96.67         64.99         0           35.01         18.03
45%        49%        76.86    74.01   15.18      97.16         61.45         0           38.55         25.46
50%        54%        76.44    71.17   10.88      95.04            71         0              29         20.69
55%       max         75.51    73.45   13.02      92.96         64.66         0           35.34          15.6

LIMITED AND STATED DOC

                        Wtd Avg    Percent of    Wtd           Wtd    Wtd     Wtd
                        Current      Current     Avg           Avg    Avg     Avg
FICO Low   FICO High    Balance      Balance    GWAC   % MI   FICO    DTI     LTV    % SFD   % PUD
--------------------------------------------------------------------------------------------------

500        524         157109.78      1.79      8.82     0     512   40.54   68.44   89.47    6.76
525        549         150834.41       2.1      8.56     0     535   39.21   69.64   80.35   10.57
550        574         166724.72      3.07      8.29     0     562   40.52   74.17   71.92   11.75
575        599         195729.32      5.04       8.1     0     587   41.22      78   75.27      17
600        624         188973.87      5.36      7.89     0     613   42.18   79.75    74.6   10.37
625        649         169046.15      7.58      7.62     0     637   41.92   76.57   69.15   13.72
650        674         176196.37      7.75      7.23     0     661   41.05   75.61    76.2   12.88
675        699         191005.56      4.18      7.18     0     686   41.62    75.1   69.11   13.63
700        724         183170.24      2.07      6.66     0     711    42.1   74.65   76.61   12.15
725        749         197485.64      1.34      6.86     0     734   40.09   74.92   63.06   12.98
750        774         188302.01      0.63      6.69     0     759   38.48    77.5   77.32     8.4
775        799         266379.03      0.52      6.11     0     784   41.83   77.05   72.38   11.36
800        max          66786.77      0.01       6.9     0     802    37.8   14.89       0       0

                       % Owner   % Full   % Ltd   % Stated   % Int
FICO Low   FICO High     Occ       Doc     Doc       Doc      Only    % CA    % NY    % FL
------------------------------------------------------------------------------------------

500        524          99.38       0       0        100         0    9.92    6.21   10.47
525        549          95.95       0       0        100         0   14.26    7.57   19.31
550        574          97.76       0       0        100      4.63   10.01   12.87   21.53
575        599          97.03       0       0        100     31.02   15.27   11.22   12.89
600        624          91.41       0       0        100     29.71   11.24   10.05   13.96
625        649          94.89       0       0        100     35.61   12.78     9.2   16.35
650        674           95.2       0       0        100     42.97   19.14    9.62   12.19
675        699          95.02       0       0        100     43.06   18.89   10.05   13.28
700        724          96.61       0       0        100     28.54   20.21    9.56     6.6
725        749            100       0       0        100     45.22   21.38   17.46    6.18
750        774           93.1       0       0        100        38   21.53    5.91    12.3
775        799          83.72       0       0        100     44.23   33.94       0   14.84
800        max            100       0       0        100         0     100       0       0

IO LOANS

                        Wtd Avg    Percent of    Wtd           Wtd    Wtd     Wtd
                        Current      Current     Avg           Avg    Avg     Avg
FICO Low   FICO High    Balance      Balance    GWAC   % MI   FICO    DTI     LTV    % SFD   % PUD
--------------------------------------------------------------------------------------------------

500        524
525        549
550        574         253868.85      0.47      7.15     0     566   42.78   80.53   82.31   14.85
575        599         192462.64      4.21      7.36     0     589   41.88    78.7   75.55   14.03
600        624         202622.26      5.16      7.03     0     611   42.36   79.86   72.57   15.49
625        649          219691.8      5.25      6.97     0     636   41.63   80.89    72.4    16.4
650        674         247327.08      4.61      6.73     0     662   41.03   80.49   73.88    16.2
675        699         270213.96      2.68       6.7     0     687   41.52   80.54   67.49   16.54
700        724         238570.25      0.86      6.54     0     712   39.27   78.96   79.31   10.89
725        749         276323.79      0.92      6.51     0     734   41.42   81.73   66.02    9.25
750        774         218118.75      0.32      6.48     0     761   40.64   78.88   86.99    2.83
775        799         299953.79      0.31      5.69     0     783   42.57   76.44   83.86    4.14
800        max

                       % Owner   % Full   % Ltd   % Stated   % Int
FICO Low   FICO High     Occ       Doc     Doc       Doc      Only    % CA    % NY    % FL
------------------------------------------------------------------------------------------

500        524
525        549
550        574            100     69.74     0       30.26     100    59.56    5.41    5.81
575        599          99.06     62.84     0       37.16     100    25.55    5.06    8.33
600        624            100     69.16     0       30.84     100    18.74     6.3    9.25
625        649          99.63     48.59     0       51.41     100    21.22    5.76   14.45
650        674          99.78     27.66     0       72.34     100    30.51    5.69   13.52
675        699            100     32.87     0       67.13     100    34.84    5.33   12.39
700        724            100     31.45     0       68.55     100    40.23       0   11.03
725        749            100     34.47     0       65.53     100    35.22   16.71   11.07
750        774            100     26.19     0       73.81     100    28.45   11.49    9.49
775        799            100     25.02     0       74.98     100    49.08       0   17.68
800        max

---------
DEAL INFO
--------------------------------------------------------------------------------
DEAL NAME              AEGIS 05-5
BLOOMBERG TICKER:
ASSET CLASS:           Subprime
ISSUER:
TRUSTEE:
LEAD MANAGER(S)        BEAR STEARNS

MONTH:
   To Roll             23
   Remaining Term       2
   Remaining IO Term   58

% INTEREST ONLY        24.79
--------------------------------------------------------------------------------
Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

----------------
MASTER SERVICER:
----------------
BACKUP SERVICER:
----------------------------------------------------------------------------------------------
PRIMARY SERVICER (S):      %      NAME   ORIGINATOR (S):      %      NAME   FICO BY ORIGINATOR
----------------------------------------------------------------------------------------------

  1                     100.00   AEGIS           1         100.00%  AEGIS           617
  2                                              2
  3                                              3
  4                                              4
  5                                              5
  6                                              6
  7                                              7
  8                                              8
  9                                              9
 10                                             10

Please fill out complete list of servicers and originators even if it is greater then ten

                                   FICO BUCKET

---------------------------------------------------------------------
                                  DEAL SIZE
                     -----------------------------------     WA LOAN
FICO                 # LOANS        BALANCE          %       BALANCE
---------------------------------------------------------------------

500 - 519               361       48,314,523.00     4.48   133,835.00
520 - 539               471       67,300,356.00     6.23   142,888.00
540 - 559               512       68,471,531.00     6.34   133,733.00
560 - 579               631       87,678,415.00     8.12   138,952.00
580 - 599             1,431      164,301,964.00    15.22   114,816.00
600 - 619             1,142      140,396,644.00    13.01   122,939.00
620 - 639             1,011      139,941,701.00    12.96   138,419.00
640 - 659               828      124,754,785.00    11.56   150,670.00
660 - 679               542       90,115,737.00     8.35   166,265.00
680 - 699               318       56,012,654.00     5.19   176,140.00
700 - 719               184       33,003,498.00     3.06   179,367.00
720 - 739               120       25,663,472.00     2.38   213,862.00
740 - 759                85       15,366,636.00     1.42   180,784.00
760 - 779                53       10,018,082.00     0.93   189,020.00
780 - 799                38        7,085,081.00     0.66   186,450.00
800 - 819                 7        1,109,942.00     0.10   158,563.00
---------------------------------------------------------------------
TOTAL                 7,734    1,079,535,022.00   100.00   139,583.00
=====================================================================

----------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------------
FICO                  WAC    FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY   MI %
----------------------------------------------------------------------------------------------------------------------

500 - 519            8.81   510.00   73.49   40.31     99.28    89.09       84.52        66.39           --        --
520 - 539            8.37   530.00   73.85   39.11     97.48    81.38       88.53        71.82           --        --
540 - 559            8.21   550.00   76.86   40.14     97.19    77.79       83.54        70.97           --        --
560 - 579            8.09   569.00   77.98   40.55     96.96    78.69       70.54        66.17         7.91        --
580 - 599            7.95   589.00   75.59   40.80     97.73    77.40       49.37        72.73        26.52        --
600 - 619            7.71   609.00   76.87   41.48     94.90    76.72       52.59        69.17        32.72        --
620 - 639            7.45   629.00   76.57   40.76     96.34    75.48       54.32        55.99        32.00        --
640 - 659            7.36   649.00   75.78   41.62     93.79    72.98       55.46        40.42        32.89        --
660 - 679            7.05   669.00   76.46   39.95     95.18    74.32       52.25        38.72        39.74        --
680 - 699            7.00   689.00   76.21   41.58     94.03    72.02       47.03        35.53        41.91        --
700 - 719            6.53   709.00   74.99   41.22     96.44    73.22       66.61        44.20        20.84        --
720 - 739            6.63   728.00   76.13   40.96     96.51    64.74       55.47        38.67        39.94        --
740 - 759            6.43   750.00   77.18   36.95     96.78    71.33       61.47        55.65        23.07        --
760 - 779            6.46   770.00   76.83   38.67     87.72    82.72       56.20        53.39        30.63        --
780 - 799            6.17   787.00   76.15   40.75     85.59    79.00       42.58        38.08        32.49        --
800 - 819            6.44   804.00   74.53   27.73    100.00    47.79      100.00        93.98           --        --
----------------------------------------------------------------------------------------------------------------------
TOTAL                7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79        --
======================================================================================================================

FICO MEAN: 617

                                   LTV BUCKET

-----------------------------------------------------------------
                                  DEAL SIZE
                     --------------------------------    WA LOAN
LTV                  # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

=<50                 1596.00     78133544.00     7.24    48956.00
>50 =<55               86.00     13360879.00     1.24   155359.00
>55 =<60              156.00     29240109.00     2.71   187437.00
>60 =<65              268.00     42923894.00     3.98   160164.00
>65 =<70              307.00     52555727.00     4.87   171191.00
>70 =<75              443.00     78365338.00     7.26   176897.00
>75 =<80             2888.00    467076416.00    43.27   161730.00
>80 =<85              693.00    116767934.00    10.82   168496.00
>85 =<90              852.00    136817709.00    12.67   160584.00
>90 =<95              314.00     47255470.00     4.38   150495.00
>95 =<100             131.00     17038004.00     1.58   130061.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     --------------------------------------------------------------------------------------------------
LTV                   WAC    FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY    MI %
-----------------------------------------------------------------------------------------------------------------------

=<50                 9.61   627.00   26.41   39.90     98.86    77.21       32.52        61.42         4.36        0.00
>50 =<55             7.19   590.00   52.82   39.44     95.33    79.78       95.58        49.05        12.70        0.00
>55 =<60             7.10   601.00   57.66   39.43     95.35    84.07       94.37        51.24        11.39        0.00
>60 =<65             7.17   601.00   63.51   38.16     97.82    79.74       94.22        50.76        12.97        0.00
>65 =<70             7.65   579.00   68.83   39.20     96.68    79.08       95.48        49.69        11.72        0.00
>70 =<75             7.53   588.00   73.98   40.66     95.29    77.39       90.73        50.78        11.18        0.00
>75 =<80             7.13   628.00   79.82   41.13     98.00    74.53       39.48        60.21        38.67        0.00
>80 =<85             7.82   607.00   84.36   41.08     92.26    75.51       84.16        58.68        16.04        0.00
>85 =<90             8.06   615.00   89.63   41.02     91.59    76.60       70.22        54.27        21.59        0.00
>90 =<95             8.25   627.00   94.71   40.44     92.04    78.70       65.34        71.10        20.68        0.00
>95 =<100            8.55   645.00   99.90   41.48    100.00    86.89       66.67        85.47         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79        0.00
=======================================================================================================================

LTV MEAN: 80.09  CLTV: 80.09
LTV =80: 33.74  % SILENT SECONDS: 28.30
CLTV W/ SILENT SECONDS: 85.66

                                   DTI BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
DTI                  # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

=<20                    275      31377416    2.91    114100
>20 =<25                387      41193943    3.82    106444
>25 =<30                601      71617449    6.63    119164
>30 =<35                940     124104536    11.5    132026
>35 =<40               1274     171041925   15.84    134256
>40 =<45               1626     238953165   22.13    146958
>45 =<50               2008     303213200   28.09    151003
>50 =<55                608      95442107    8.84    156977
>55 =<60                 15       2591282    0.24    172752
>60
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
DTI                   WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

=<20                  7.56    626   75.23   16.25    95.59     89.32       74.69        68.13        14.28
>20 =<25             7.721    611   73.17   23.02    95.61     84.82       67.89        67.51        15.89
>25 =<30             7.664    611   74.94   27.85    97.01     82.26       65.53        62.87        19.69
>30 =<35             7.547    616   75.69   32.96    96.36     78.24       66.04        64.16        20.69
>35 =<40             7.641    617   76.08   37.78    97.74     77.15       59.45        57.19        25.27
>40 =<45              7.64    618   76.46   42.81    95.38     76.05       54.41        52.48         27.7
>45 =<50             7.627    621   76.79   47.72    95.56     73.22       55.76        54.45        28.95
>50 =<55             7.683    606   76.18   52.34    95.19     71.77       68.28        68.91        19.38
>55 =<60             6.891    623   75.45   56.19     96.7      74.4       86.43        54.62        41.16
>60
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
==============================================================================================================

DTI MEAN: 40.68

                                 PURPOSE BUCKET

------------------------------------------------------------
                                DEAL SIZE
                      ----------------------------   WA LOAN
PURPOSE               # LOANS     BALANCE      %     BALANCE
------------------------------------------------------------

CASH OUT REFINANCE      3774     648486527   60.07   171830
PURCHASE                3702     417867317   38.71   112876
RATE/TERM REFINANCE      258      13181178    1.22    51090
------------------------------------------------------------
TOTAL                   7734    1079535022     100   139583
============================================================

----------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      ------------------------------------------------------------------------------------------
PURPOSE                 WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE     7.528    609   77.35    40.3    96.07     78.04         100        56.07        19.17
PURCHASE               7.707    629   75.59   41.24    95.84     73.93           0        61.47        34.29
RATE/TERM REFINANCE   10.217    637   31.76   41.92     99.7     76.11           0        67.53            0
----------------------------------------------------------------------------------------------------------------
TOTAL                   7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
================================================================================================================

                                OCCUPANCY BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
OCC TYPE             # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

INVESTOR                289      32165456    2.98    111299
OWNER OCCUPIED         7393    1036629113   96.03    140218
SECOND HOME              52      10740453    0.99    206547
                                                0
                                                0
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
OCC TYPE              WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

INVESTOR             8.201    633   80.65   41.47        0     60.63       65.91        55.21            0
OWNER OCCUPIED       7.612    616   75.89   40.65      100     77.13        60.1        58.59        25.74
SECOND HOME           7.72    647   84.22   41.55        0     55.99       39.88        39.16         6.92

--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
==============================================================================================================

INVESTMENT LTV = 80: 2.60%

                              DOCUMENTATION BUCKET

-----------------------------------------------------------
                               DEAL SIZE
                     ----------------------------   WA LOAN
DOC TYPE             # LOANS     BALANCE      %     BALANCE
-----------------------------------------------------------

FULL/ALTERNATIVE       5217     629357616    58.3    120636
NO DOCUMENTATION         13       3019006    0.28    232231
STATED INCOME          2504     447158401   41.42    178578
-----------------------------------------------------------
TOTAL                  7734    1079535022     100    139583
===========================================================

--------------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------------------------------------------------------------------
DOC TYPE              WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
--------------------------------------------------------------------------------------------------------------

FULL/ALTERNATIVE     7.628    606   76.34   40.27    96.51     78.13       57.77         100         20.58
NO DOCUMENTATION     6.673    690    74.3       0      100     96.69         100           0             0
STATED INCOME        7.639    632   75.81   41.27    95.32      73.9       63.04           0         30.87
--------------------------------------------------------------------------------------------------------------
TOTAL                 7.63    617   76.11   40.68    96.03     76.43       60.07        58.3         24.79
==============================================================================================================

                                 PROPERTY BUCKET

------------------------------------------------------
                          DEAL SIZE
                ----------------------------   WA LOAN
PROPERTY TYPE   # LOANS     BALANCE      %     BALANCE
------------------------------------------------------

2-4 FAMILY         311      67277101    6.23    216325
CONDOMINIUM        369      50503117    4.68    136865
MOBILE HOME          5        615430    0.06    123086
PUD                772     129492082      12    167736
SINGLE FAMILY     6221     825084577   76.43    132629
TOWNHOUSE           56       6562715    0.61    117191
------------------------------------------------------
TOTAL             7734    1079535022     100    139583
======================================================

---------------------------------------------------------------------------------------------------------
                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -----------------------------------------------------------------------------------------
PROPERTY TYPE    WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
---------------------------------------------------------------------------------------------------------

2-4 FAMILY      7.394    632   76.35   43.62    87.06         0       71.15        45.57        20.06
CONDOMINIUM     7.665    631   76.41   42.11    91.99         0       45.81        56.95        33.26
MOBILE HOME     9.327    589    87.9   34.05      100         0       83.36          100            0
PUD              7.43    619   76.39   41.49    96.48         0       52.68        56.07        30.94
SINGLE FAMILY    7.68    614   76.03   40.26    96.91       100       61.34         59.6        23.75
TOWNHOUSE       7.279    619   74.76   37.78    98.83         0       40.39        76.12        19.14
---------------------------------------------------------------------------------------------------------
TOTAL            7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
=========================================================================================================

                                PRINCIPAL BUCKET

------------------------------------------------------------
                            DEAL SIZE
                --------------------------------    WA LOAN
UPB             # LOANS      BALANCE         %      BALANCE
------------------------------------------------------------

=<50            1413.00     44848711.00     4.15    31740.00
>50 =<75        1051.00     66612123.00     6.17    63380.00
>75 =<100       1061.00     93023937.00     8.62    87676.00
>100 =<125       921.00    103760295.00     9.61   112660.00
>125 =<150       663.00     91077209.00     8.44   137371.00
>150 =<200       996.00    172786554.00    16.01   173480.00
>200 =<250       627.00    139969220.00    12.97   223236.00
>250 =<300       345.00     94580020.00     8.76   274145.00
>300 =<350       186.00     60079477.00     5.57   323008.00
>350 =<400       181.00     67520011.00     6.25   373039.00
>400 =<450       119.00     50695872.00     4.70   426016.00
>450 =<500        87.00     41449535.00     3.84   476431.00
>500 =<600        53.00     28951378.00     2.68   546252.00
>600 =<700        18.00     11394771.00     1.06   633043.00
=>700             13.00     12785911.00     1.18   983532.00
------------------------------------------------------------
TOTAL           7734.00   1079535022.00   100.00   139583.00
============================================================

-----------------------------------------------------------------------------------------------------------
                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -------------------------------------------------------------------------------------------
UPB              WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
-----------------------------------------------------------------------------------------------------------

=<50            10.22   609.00   36.05   38.52    94.39     83.11       21.43        79.19         0.10
>50 =<75         8.84   603.00   70.49   37.64    93.22     88.12       39.83        75.99         4.59
>75 =<100        8.19   602.00   75.82   38.45    94.39     85.37       47.90        76.77         7.22
>100 =<125       7.93   605.00   76.63   39.85    95.61     81.63       50.86        67.60        15.16
>125 =<150       7.72   607.00   78.43   40.20    96.10     77.71       56.41        65.61        20.36
>150 =<200       7.45   611.00   78.26   40.93    97.39     77.55       65.87        61.44        23.96
>200 =<250       7.31   619.00   78.93   41.37    96.05     74.11       71.19        54.52        27.73
>250 =<300       7.08   626.00   78.28   42.49    98.53     72.01       67.32        49.19        37.32
>300 =<350       7.06   635.00   80.15   42.18    95.64     69.77       57.99        41.41        40.09
>350 =<400       7.03   632.00   79.31   41.75    95.63     70.10       73.70        46.97        37.06
>400 =<450       7.01   636.00   79.59   42.16    95.83     68.18       61.29        36.30        44.55
>450 =<500       6.95   636.00   80.27   41.88    97.68     73.65       70.18        39.19        47.29
>500 =<600       7.23   633.00   82.19   43.26    96.39     64.57       79.77        44.32        40.03
>600 =<700       7.20   620.00   74.88   42.30    94.12     55.36       78.42        27.95        27.85
=>700            7.05   639.00   75.79   37.13    94.02     70.72       75.87        44.28        14.86
-----------------------------------------------------------------------------------------------------------
TOTAL            7.63   617.00   76.11   40.68    96.03     76.43       60.07        58.30        24.79
===========================================================================================================

* IN $1,000   MIN 4.764   MAX 13.490

                          STATE CONCENTRATION BUCKET *

---------------------------------------------------------
                           DEAL SIZE
                 ----------------------------    WA LOAN
STATE*           # LOANS     BALANCE      %      BALANCE
---------------------------------------------------------

FLORIDA             910     132219056   12.25      145296
CALIFORNIA          508     129825759   12.03      255563
NEW YORK            315      75406845    6.99      239387
ILLINOIS            443      62540003    5.79      141174
ARIZONA             383      61307755    5.68      160072
OHIO                619      50459636    4.67       81518
TEXAS               487      46744081    4.33       95984
MASSACHUSETTS       202      45926859    4.25      227361
NEVADA              199      40090952    3.71      201462
MICHIGAN            365      36088816    3.34       98873
MARYLAND            157      31129252    2.88      198275
VIRGINIA            157      29468902    2.73      187700
COLORADO            216      27673286    2.56      128117
NORTH CAROLINA      280      27013865     2.5       96478
GEORGIA             257      26993350     2.5      105032
OTHER              2236     256646603   23.76   112975.60
---------------------------------------------------------
TOTAL              7734    1079535022     100      139583
=========================================================

------------------------------------------------------------------------------------------------------------
                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 -------------------------------------------------------------------------------------------
STATE*            WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
------------------------------------------------------------------------------------------------------------

FLORIDA          7.689      611   75.82   40.57    92.76     69.53       55.17        52.79        23.27
CALIFORNIA       6.949      633    72.6   41.47    97.61      84.7       61.35        46.41        55.61
NEW YORK         7.273      624   76.86   41.85     96.6     65.67       78.58         41.3        20.93
ILLINOIS         7.423      622   76.48   40.09    95.65     76.81        60.3        70.08        19.47
ARIZONA          7.259      623   77.56   40.11    97.99     62.59       70.49         49.6        32.64
OHIO             8.361      595   80.27   39.54    95.88     92.08       51.19        84.51         7.66
TEXAS            7.939      611   74.93    39.9    96.03     56.49       31.85        68.23         6.01
MASSACHUSETTS    7.453      631   73.91    42.6    98.45     65.06       81.03        43.67        24.15
NEVADA           7.298      628   75.95   41.72    98.15      58.2       63.15        50.97        42.25
MICHIGAN         8.087      615   78.54    39.4    96.44     92.81       54.75        63.81        19.81
MARYLAND         7.572      610   76.41    41.9    99.35     66.14       67.58         51.4        30.06
VIRGINIA         7.823      610    75.5   41.41    96.99     75.94       76.19        47.21        12.52
COLORADO         7.239      625   75.56   40.94    95.67     77.54       36.59        75.25        52.56
NORTH CAROLINA   8.169      606   77.45   40.46    92.17      80.8       37.75        68.17         23.5
GEORGIA          8.158      606   76.37   39.69    93.01     76.53       30.21        72.49        27.61
OTHER             7.92   611.30   76.79   40.21    95.81     86.03       62.63        65.13        13.01
------------------------------------------------------------------------------------------------------------
TOTAL             7.63      617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
============================================================================================================

*    Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*    Separate California into North and South if possible.

-------------------------------------------------------------
                                 DEAL SIZE
                       ----------------------------   WA LOAN
CALIFORNIA BREAKDOWN   # LOANS     BALANCE      %     BALANCE
-------------------------------------------------------------

CA NORTH                  191      52002282    4.82    272263
CA SOUTH                  317      77823477    7.21    245500
NONE                     7226     949709263   87.97    131429
-------------------------------------------------------------
                         7734    1079535022     100    139583
=============================================================

----------------------------------------------------------------------------------------------------------------
                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                       -----------------------------------------------------------------------------------------
CALIFORNIA BREAKDOWN    WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

CA NORTH               6.922    640   74.24   41.81    98.49     86.49       60.78        44.52        58.85
CA SOUTH               6.968    629    71.5   41.24    97.03      83.5       61.74        47.67        53.45
NONE                   7.723    615   76.59   40.58    95.81      75.3        59.9        59.92        20.57
----------------------------------------------------------------------------------------------------------------
                        7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
================================================================================================================

                              FIXED / FLOATING (II)

-----------------------------------------------------------
                           DEAL SIZE
               --------------------------------    WA LOAN
TYPE           # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------

2/6 LIBOR      3939.00    577247519.00    53.47   146547.00
2/6 LIBOR IO   1108.00    246494073.00    22.83   222468.00
3/6 LIBOR       107.00     18589965.00     1.72   173738.00
3/6 LIBOR IO     47.00     11409555.00     1.06   242756.00
5/6 LIBOR        17.00      3993255.00     0.37   234897.00
BALLOON         187.00      8229916.00     0.76    44010.00
BALLOON IO        2.00       234800.00     0.02   117400.00
FIXED          2285.00    203907277.00    18.89    89237.00
FIXED IO         42.00      9428662.00     0.87   224492.00
-----------------------------------------------------------
TOTAL          7734.00   1079535022.00   100.00   139583.00
===========================================================

----------------------------------------------------------------------------------------------------------
                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               -------------------------------------------------------------------------------------------
TYPE            WAC     FICO     % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------

2/6 LIBOR       7.81   596.00   79.53   40.74     93.86    76.82       64.80        60.04          0.00
2/6 LIBOR IO    6.93   640.00   80.23   41.70     99.70    73.42       44.45        48.95        100.00
3/6 LIBOR       7.29   619.00   75.83   39.26     98.57    80.30       71.14        59.51          0.00
3/6 LIBOR IO    6.92   646.00   78.83   41.57    100.00    65.48       65.36        38.33        100.00
5/6 LIBOR       6.64   688.00   78.82   42.77     79.91    85.83       93.70        46.17          0.00
BALLOON        10.26   640.00   29.72   41.21    100.00    81.31        6.97        52.29          0.00
BALLOON IO      6.92   704.00   80.00   34.90    100.00   100.00       55.88         0.00        100.00
FIXED           8.00   641.00   63.11   39.36     97.24    78.77       65.04        66.73          0.00
FIXED IO        6.82   672.00   77.26   40.03    100.00    77.08       75.76        47.54        100.00
----------------------------------------------------------------------------------------------------------
TOTAL           7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
==========================================================================================================

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE
SEPARATE ROWS.

% OF 30/40 YEAR LOANS 0   % OF 40 YEAR AM LOANS 0

                                   LIEN BUCKET

------------------------------------------------
                    DEAL SIZE
          ----------------------------   WA LOAN
TYPE      # LOANS     BALANCE      %     BALANCE
------------------------------------------------

FIRST       6332    1025854648   95.03    162011
SECOND      1402      53680375    4.97     38288
THIRD                                0
OTHER                                0
------------------------------------------------
TOTAL       7734    1079535022     100    139583
================================================

----------------------------------------------------------------------------------------------------
                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ------------------------------------------------------------------------------------------
TYPE        WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------

FIRST       7.47    616   79.06   40.66    95.83     76.44       63.06        57.76        26.08
SECOND    10.685    634    19.8   41.21    99.78     76.26        2.94        68.66            0
THIRD
OTHER
----------------------------------------------------------------------------------------------------
TOTAL       7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
====================================================================================================

                                PREPAYMENT BUCKET

------------------------------------------------
                    DEAL SIZE
          ----------------------------   WA LOAN
TYPE      # LOANS     BALANCE      %     BALANCE
------------------------------------------------

1Y PP        556     123389170   11.43    221923
2.5Y PP       10       1800519    0.17    180052
2Y PP       3726     534858338   49.55    143548
3Y PP       1097     139230315    12.9    126919
5Y PP          5        649706    0.06    129941
6M PP          3        644306    0.06    214769
NO PP       2337     278962669   25.84    119368
------------------------------------------------
TOTAL       7734    1079535022     100    139583
================================================

---------------------------------------------------------------------------------------------------
                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          -----------------------------------------------------------------------------------------
TYPE       WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
---------------------------------------------------------------------------------------------------

1Y PP     7.241    629   76.41   41.84    95.23     69.13       70.41        42.48        25.22
2.5Y PP   8.511    611   80.17   42.75    79.71     98.25       89.86        30.19        32.44
2Y PP     7.576    610   78.14   40.85    96.07     78.07       54.38        58.88        31.19
3Y PP     7.338    646   72.82   38.95       96     78.96       73.11        63.83        11.18
5Y PP     7.589    614   81.75    40.3      100      67.7       85.26        52.29        18.62
6M PP      8.42    658   62.96   40.25      100       100       46.46            0        42.84
NO PP     8.044    610   73.73   40.71    96.39     75.08       59.68        61.75        19.04
---------------------------------------------------------------------------------------------------
TOTAL      7.63    617   76.11   40.68    96.03     76.43       60.07         58.3        24.79
===================================================================================================

                                  INDEX BUCKET

------------------------------------------------------------
                            DEAL SIZE
                --------------------------------    WA LOAN
TYPE            # LOANS      BALANCE         %      BALANCE
------------------------------------------------------------

FIXED           2327.00    213335939.00    19.76    91679.00
FIXED-BALLOON    189.00      8464716.00     0.78    44787.00
WSJ-6MLIBOR     5218.00    857734368.00    79.45   164380.00
------------------------------------------------------------
TOTAL           7734.00   1079535022.00   100.00   139583.00
============================================================

-----------------------------------------------------------------------------------------------------------
                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                -------------------------------------------------------------------------------------------
TYPE             WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
-----------------------------------------------------------------------------------------------------------

FIXED            7.95   642.00   63.73   39.39     97.36    78.70       65.51        65.88         4.42
FIXED-BALLOON   10.17   641.00   31.11   41.04    100.00    81.82        8.32        50.84         2.77
WSJ-6MLIBOR      7.53   610.00   79.64   41.00     95.65    75.81       59.23        56.49        30.07
-----------------------------------------------------------------------------------------------------------
TOTAL            7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30        24.79
===========================================================================================================

LIST ALL RESET RATES

                           MORTGAGE RATE (WAC) BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

=> 5.00                 1.00       390000.00     0.04   390000.00
>5.00 =<5.50           85.00     22544859.00     2.09   265234.00
>5.50 =<6.00          354.00     85263740.00     7.90   240858.00
>6.00 =<6.50          523.00    111908772.00    10.37   213975.00
>6.50 =<7.00         1001.00    197053896.00    18.25   196857.00
>7.00 =<7.50          862.00    142934029.00    13.24   165817.00
>7.50 =<8.00         1033.00    166041235.00    15.38   160737.00
>8.00 =<8.50          634.00     86864460.00     8.05   137010.00
>8.50 =<9.00          701.00     88213011.00     8.17   125839.00
>9.00 =<9.50          559.00     59794508.00     5.54   106967.00
>9.50 =<10.00         631.00     59387437.00     5.50    94116.00
>10.00 =<10.50        600.00     32111186.00     2.97    53519.00
>10.50 =<11.00        461.00     14696498.00     1.36    31880.00
>11.00 =<11.50        101.00      3929113.00     0.36    38902.00
>11.50 =<12.00         73.00      3805578.00     0.35    52131.00
>12.00 =<12.50         12.00       607385.00     0.06    50615.00
>12.50 =<13.00        101.00      3934336.00     0.36    38954.00
>13.00                  2.00        54982.00     0.01    27491.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

=> 5.00               4.76   626.00   72.22   32.40    100.00   100.00      100.00       100.00        100.00
>5.00 =<5.50          5.26   690.00   74.03   41.58    100.00    71.13       81.10        49.11         34.57
>5.50 =<6.00          5.83   673.00   73.72   38.76     99.06    78.06       79.74        63.43         28.54
>6.00 =<6.50          6.27   647.00   77.43   40.61     99.08    70.24       59.21        66.87         41.97
>6.50 =<7.00          6.78   633.00   78.22   41.07     97.64    74.98       53.04        55.12         43.43
>7.00 =<7.50          7.26   617.00   79.14   41.33     94.78    72.83       54.64        58.75         29.23
>7.50 =<8.00          7.75   607.00   80.54   41.19     94.03    75.28       60.56        52.73         21.66
>8.00 =<8.50          8.26   587.00   80.04   40.56     95.35    78.61       61.96        58.70         15.32
>8.50 =<9.00          8.73   583.00   81.57   40.93     91.12    80.34       66.86        56.49          8.80
>9.00 =<9.50          9.25   565.00   79.75   39.28     95.99    85.07       76.92        51.64          3.27
>9.50 =<10.00         9.75   578.00   72.02   39.84     96.14    84.59       68.19        65.68          2.25
>10.00 =<10.50       10.36   611.00   40.71   41.27     97.67    77.23       23.35        61.65          1.23
>10.50 =<11.00       10.79   609.00   33.22   40.47     95.51    79.75       12.70        73.04          0.00
>11.00 =<11.50       11.32   605.00   38.02   41.05     89.54    83.44       17.82        76.87          0.00
>11.50 =<12.00       11.76   593.00   50.04   39.69     82.53    71.83       43.95        58.72          0.00
>12.00 =<12.50       12.30   667.00   24.34   42.66    100.00    66.15        7.90        25.73          0.00
>12.50 =<13.00       12.51   637.00   19.44   43.44    100.00    86.99       33.15        55.27          0.00
>13.00               13.39   622.00   20.00   44.60    100.00   100.00        0.00        40.00          0.00
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
================================================================================================================

                               MARGIN (WAM) BUCKET

-----------------------------------------------------------------
                                 DEAL SIZE
                     --------------------------------    WA LOAN
TYPE                 # LOANS      BALANCE         %      BALANCE
-----------------------------------------------------------------

FIXED                2516.00    221800655.00    20.55    88156.00
 1.500 -  1.999         1.00       204548.00     0.02   204548.00
 2.000 -  2.499         1.00       108000.00     0.01   108000.00
 2.500 -  2.999        13.00      3171567.00     0.29   243967.00
 3.000 -  3.499         6.00       938816.00     0.09   156469.00
 3.500 -  3.999        40.00     11599056.00     1.07   289976.00
 4.000 -  4.499        95.00     23113700.00     2.14   243302.00
 4.500 -  4.999       311.00     66465249.00     6.16   213715.00
 5.000 -  5.499       539.00    109413653.00    10.14   202994.00
 5.500 -  5.999       761.00    137943251.00    12.78   181266.00
 6.000 -  6.499       823.00    140460990.00    13.01   170669.00
 6.500 -  6.999       799.00    128158026.00    11.87   160398.00
 7.000 -  7.499       588.00     84158898.00     7.80   143127.00
 7.500 -  7.999       499.00     64723132.00     6.00   129706.00
 8.000 -  8.499       500.00     55850910.00     5.17   111702.00
 8.500 -  8.999       196.00     26416704.00     2.45   134779.00
 9.000 -  9.499        30.00      3454794.00     0.32   115160.00
 9.500 -  9.999         8.00       527222.00     0.05    65903.00
10.000 - 10.499         5.00       861900.00     0.08   172380.00
10.500 - 10.999         3.00       163951.00     0.02    54650.00
-----------------------------------------------------------------
TOTAL                7734.00   1079535022.00   100.00   139583.00
=================================================================

----------------------------------------------------------------------------------------------------------------
                                             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -------------------------------------------------------------------------------------------
TYPE                  WAC     FICO    % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------

FIXED                 8.04   642.00   62.49   39.45     97.46    78.82       63.33        65.31          4.36
 1.500 -  1.999       7.51   606.00   79.99   32.10    100.00     0.00        0.00       100.00          0.00
 2.000 -  2.499       6.53   655.00   80.00   49.70    100.00   100.00        0.00       100.00        100.00
 2.500 -  2.999       6.75   650.00   81.73   42.20    100.00    83.62       79.47        84.58         37.56
 3.000 -  3.499       6.27   648.00   71.78   39.55    100.00    72.59       55.53        60.67         55.64
 3.500 -  3.999       5.45   700.00   74.63   41.88    100.00    79.17       69.59        47.72         33.60
 4.000 -  4.499       5.68   662.00   74.36   40.00     96.69    76.36       81.48        55.31         39.48
 4.500 -  4.999       6.23   645.00   77.96   40.19     98.57    69.80       50.31        70.03         44.71
 5.000 -  5.499       6.63   632.00   77.65   41.53     98.59    73.96       48.84        62.24         46.55
 5.500 -  5.999       6.96   625.00   79.27   41.08     96.39    74.03       50.83        60.23         43.79
 6.000 -  6.499       7.40   612.00   79.85   41.90     96.01    74.70       52.81        52.42         32.76
 6.500 -  6.999       7.77   602.00   80.48   40.75     94.34    73.31       58.69        53.61         26.07
 7.000 -  7.499       8.27   590.00   81.09   41.43     93.55    78.74       65.55        49.16         16.20
 7.500 -  7.999       8.80   577.00   81.96   41.15     91.37    79.70       69.17        52.26          9.68
 8.000 -  8.499       9.42   557.00   80.85   39.39     96.33    85.62       82.65        56.82          2.64
 8.500 -  8.999       9.65   565.00   82.59   39.78     95.91    83.28       83.00        50.54          4.51
 9.000 -  9.499       9.54   578.00   82.32   36.93     72.85    91.97       65.99        39.88          0.00
 9.500 -  9.999       9.78   549.00   74.67   37.58     70.31    77.99       69.85        55.09          0.00
10.000 - 10.499      11.51   556.00   77.84   35.67      0.00    38.36      100.00        59.07          0.00
10.500 - 10.999      11.83   545.00   80.00   44.12     56.10    56.10      100.00        56.10          0.00
----------------------------------------------------------------------------------------------------------------
TOTAL                 7.63   617.00   76.11   40.68     96.03    76.43       60.07        58.30         24.79
================================================================================================================

                                  DEAL COVERAGE

-----------------------------------------------------------------------------------------------------------------------------
Percentage of the                                              LOAN-TO-VALUE (LTV)
deal based on FICO  ---------------------------------------------------------------------------------------------------------
and LTV buckets.*    =#55  ##55 =#60  ##60 =#65  ##65 =#70  ##70 =#75  ##75 =#80  ##80 =#85  ##85 =#90  ##90 =#95  ##95 =#100
-----------------------------------------------------------------------------------------------------------------------------

FICO   500 - 549     6.21     4.82       8.38      15.24       19.71     20.33      18.72       6.59          0          0
       550 - 599     8.77     3.13       3.91       5.41        7.04     36.58      10.87      17.39       5.64       1.25
       600 - 649     8.64     2.12        2.5       1.91        4.61     52.26       7.69      12.96       5.39       1.92
       650 - 699     8.76     1.49       3.01       2.74        3.67     54.85      10.19       9.77       3.43        2.1
       700 - 749    10.74      2.7       4.03       2.46         7.5     42.84      11.31      11.04       5.75       1.63
       750 - 799     7.47     3.97        7.3       3.91        3.82     33.81       11.5      17.69       5.56       4.98
       800 - 849     6.02        0      11.78          0       12.18     51.76       9.71          0          0       8.55
-----------------------------------------------------------------------------------------------------------------------------

*    THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL
     CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

                                   MI COVERAGE

-----------------------------------------------------------------------------------------------------------------------------------
Percentage of MI
coverage based on                                                  LOAN-TO-VALUE (LTV)
FICO and LTV        ---------------------------------------------------------------------------------------------------------------
buckets*            =#55  ##55 =#60  ##60 =#65  ##65 =#70  ##70 =#75  ##75 =#80  ##80 =#85  ##85 =#90  ##90 =#95  ##95 #100  =##100
-----------------------------------------------------------------------------------------------------------------------------------

NA
FICO   =<500
       >500 =<550
       >550 =<600
       >600 =<625
       >625 =<650
       >650 =<675
       >675 =<700
       >700 =<725
       >725 =<750
       >750 <800
       =>800
-----------------------------------------------------------------------------------------------------------------------------------

*    THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO
     EACH CROSS LTV AND FICO BUCKETS

                               IO ONLY FICO BUCKET

------------------------------------------------------------
                               DEAL SIZE
                     -----------------------------   WA LOAN
TYPE                 # LOANS     BALANCE      %      BALANCE
------------------------------------------------------------

560 - 579                29        6932027    2.59    239035
580 - 599               227       43566534   16.28    191923
600 - 619               225       45939923   17.17    204177
620 - 639               210       44775667   16.73    213217
640 - 659               183       41026257   15.33    224187
660 - 679               139       35809278   13.38    257621
680 - 699                84       23476117    8.77    279478
700 - 719                30        6877020    2.57    229234
720 - 739                34       10249276    3.83    301449
740 - 759                18        3545200    1.32    196956
760 - 779                12        3068100    1.15    255675
780 - 799                 8        2301692    0.86    287711
------------------------------------------------------------
TOTAL                 1,199    267,567,090     100    223159
============================================================

---------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------------------------------
TYPE                  WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
---------------------------------------------------------------------------------------------------------

560 - 579            7.339    569   80.11    43.5      100     87.04       83.54        62.56      71.71
580 - 599            7.344    589   78.69   41.73    99.02     74.51       47.67        63.69      66.61
600 - 619            7.031    608   79.68   42.31      100     71.06       50.56        72.29      77.18
620 - 639            7.007    630   81.06   41.64      100     75.54       48.54        55.78      80.02
640 - 659            6.863    649   80.32   41.26    99.49     70.46       46.78        33.83      80.42
660 - 679            6.691    668   80.62   41.36     99.7     73.48        42.3        29.65      79.38
680 - 699            6.722    689   80.63   41.66      100     68.29       36.47        28.36      86.29
700 - 719            6.558    708   79.66    39.7      100     79.05       51.24        38.75      75.28
720 - 739            6.565    729   80.77    41.2      100     63.52       39.48           27      78.32
740 - 759             6.43    749   82.06   39.14      100     90.17       23.63        36.04      73.05
760 - 779            6.091    770   72.81   40.04      100     79.53       40.84        36.89      47.53
780 - 799            5.717    786   80.44   44.67      100     94.06        9.21        10.97      90.79
---------------------------------------------------------------------------------------------------------
TOTAL                6.928    641   80.07   41.63    99.72     73.24       46.45        48.41       77.1
=========================================================================================================

                            IO ONLY PRINCIPAL BUCKET

---------------------------------------------------------------
                                   DEAL SIZE
                          ---------------------------   WA LOAN
UPB                       # LOANS    BALANCE      %     BALANCE
---------------------------------------------------------------

             -50,000.00        1        44900    0.02     44900
 50,000.01 -  75,000.00       46      3054800    1.14     66409
 75,000.01 - 100,000.00       77      6720129    2.51     87274
100,000.01 - 125,000.00      140     15731518    5.88    112368
125,000.01 - 150,000.00      134     18542080    6.93    138374
150,000.01 - 200,000.00      236     41407265   15.48    175455
200,000.01 - 250,000.00      173     38810617   14.51    224339
250,000.01 - 300,000.00      128     35297096   13.19    275759
300,000.01 - 350,000.00       75     24088247       9    321177
350,000.01 - 400,000.00       67     25024592    9.35    373501
400,000.01 - 450,000.00       53     22582600    8.44    426087
450,000.01 - 500,000.00       41     19601200    7.33    478078
500,000.01 - 600,000.00       21     11588746    4.33    551845
600,000.01 - 700,000.00        5      3173300    1.19    634660
700,000.01 +                   2      1900000    0.71    950000
---------------------------------------------------------------
TOTAL                       1199    267567090     100    223159
===============================================================

--------------------------------------------------------------------------------------------------------------
                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          ------------------------------------------------------------------------------------
UPB                        WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
--------------------------------------------------------------------------------------------------------------

             -50,000.00    9.58    578   84.88    39.3      100       100         100            0        100
 50,000.01 -  75,000.00   7.815    610    79.4   38.36      100     82.27       22.36        80.58      73.12
 75,000.01 - 100,000.00    7.55    626    79.5   40.47      100     76.61       20.89        75.31      71.51
100,000.01 - 125,000.00   7.143    627   78.74   40.73    99.32     76.56       26.68        65.24      75.17
125,000.01 - 150,000.00   7.173    632   80.66   41.65      100     72.39       29.96         64.1      76.89
150,000.01 - 200,000.00   6.919    639   79.37   41.52      100     75.56       43.32        60.97      73.34
200,000.01 - 250,000.00   6.899    637   79.47   41.19    99.46     73.83       52.09        56.73      68.46
250,000.01 - 300,000.00   6.855    644   79.88   41.83      100     67.74        47.8        47.47      81.02
300,000.01 - 350,000.00   6.803    647   79.59   42.67      100     71.94       45.09        29.29       75.3
350,000.01 - 400,000.00   6.747    642   79.35   41.61      100     80.54       58.44        46.17       80.6
400,000.01 - 450,000.00   6.836    656   81.84    40.7    98.11     69.92       41.09        30.57      88.88
450,000.01 - 500,000.00   6.889    641   81.97   43.38      100     75.71       56.21         29.6      75.41
500,000.01 - 600,000.00   6.961    648   82.64   40.34      100     66.69          72        33.39      86.11
600,000.01 - 700,000.00   7.198    652   76.98   47.13      100     59.85       80.34        20.17      80.43
700,000.01 +              5.963    754   83.35   45.16      100     62.87       37.13            0        100
--------------------------------------------------------------------------------------------------------------
TOTAL                     6.928    641   80.07   41.63    99.72     73.24       46.45        48.41       77.1
==============================================================================================================

*    IN $1,000

                             INITAIL IO RESET PERIOD

--------------------------------------------------------
                               DEAL SIZE
                     -------------------------   WA LOAN
UPB                  # LOANS    BALANCE     %    BALANCE
--------------------------------------------------------

NONE
2 YEAR
3 YEAR
5 Year                 1199    267567090   100    223159
7 YEAR
10 YEAR
OTHER
--------------------------------------------------------
TOTAL                  1199    267567090   100    223159
========================================================

---------------------------------------------------------------------------------------------------------
                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     ------------------------------------------------------------------------------------
UPB                   WAC    FICO   % LTV   % DTI   PRIMARY   SF/PUD   REFI CACHOUT   FULL DOC   LTV =>80
---------------------------------------------------------------------------------------------------------

NONE
2 YEAR
3 YEAR
5 Year               6.928    641   80.07   41.63    99.72     73.24       46.45        48.41      77.1
7 YEAR
10 YEAR
OTHER
---------------------------------------------------------------------------------------------------------
TOTAL                6.928    641   80.07   41.63    99.72     73.24       46.45        48.41      77.1
=========================================================================================================

----------------------------------------------------------------------------------------------------------
A                     % of pool   average LTV   CLTV above 80%   CLTV above 90%   % full doc   % owner occ
----------------------------------------------------------------------------------------------------------

     FICO below 600     41.28        75.77           51.50            24.51          70.23        97.63
     FICO below 580     26.14        75.83           38.35             7.56          69.02        97.63
     FICO below 560     17.37        74.94           29.43             1.14          70.08        97.78
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
A                     ave wac   % below 100k   % above 500k    % IO   ave DTI   DTI > 45%
-----------------------------------------------------------------------------------------

     FICO below 600     8.16        23.15          3.58       12.20    40.39       35.79
     FICO below 580     8.31        21.22          3.95        3.32    40.15       35.29
     FICO below 560     8.42        21.65          4.38        0.10    39.92       34.36
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
B                    % of pool   average LTV   FICO * 600   FICO * 575   % full doc   % owner occ
-------------------------------------------------------------------------------------------------

     LTV above 85%     18.63        91.69        100.00        31.97        60.87         92.41
     LTV above 90%      5.96        96.08        100.00       100.00        74.90         94.15
     LTV above 95%      1.58        99.90        100.00       100.00        85.47        100.00
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
B                    ave wac   % below 100k   % above 500k    % IO   ave DTI   DTI > 45%
----------------------------------------------------------------------------------------

     LTV above 85%     8.15        17.32          3.03       19.55    40.92      38.14
     LTV above 90%     8.33        20.57          2.61       15.20    40.71      38.79
     LTV above 95%     8.55        25.16          3.20        0.00    41.48      40.50
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
C                % of pool   average LTV   FICO * 600   FICO * 575   % full doc   % owner occ
---------------------------------------------------------------------------------------------

     DTI > 40%     59.30        76.57         66.00        41.83        55.87        95.44
     DTI > 45%     37.17        76.63         67.36        42.33        57.89        95.48
     DTI > 50%      9.08        76.16         58.79        33.17        68.54        95.23
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
C                ave wac   % below 100k   % above 500k    % IO   ave DTI   DTI > 45%
------------------------------------------------------------------------------------

     DTI > 40%     7.64        15.45          4.94       27.11   46.61        62.68
     DTI > 45%     7.64        14.73          5.77       26.75   48.88       100.00
     DTI > 50%     7.66        13.18          8.19       19.96   52.44       100.00
------------------------------------------------------------------------------------

Average DTI

----------------------------------------------------------------------------------------------------
D                       % of pool   average LTV   FICO * 600   FICO * 575   % full doc   % owner occ
----------------------------------------------------------------------------------------------------

         Investor          2.98        80.65         53.49         3.59        55.21         0.00
        Stated Docs       41.42        75.81         55.55        30.39         0.00        95.32
     Loans below 100k     18.82        65.35         73.75        54.14        77.00        93.97
         IO Loans         24.79        80.07         74.31        55.40        48.41        99.72
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
D                       ave wac   % below 100k   % above 500k    % IO    ave DTI   DTI > 45%
--------------------------------------------------------------------------------------------

         Investor         8.20        35.25          3.25         0.00    41.47      42.11
        Stated Docs       7.64        10.41          7.03        30.87    41.27      37.79
     Loans below 100k     8.85       100.00          0.00         4.69    38.24      29.10
         IO Loans         6.93         3.56          6.23       100.00    41.63      40.12
--------------------------------------------------------------------------------------------

E    When do IOs reset

-----------------------------------------------------------------------------------------------------------------
                                                                                   REMAINING
MONTHS TO NEXT RESET (ARMS ONLY)   COUNT     BALANCE ($)    % OF BALANCE    WAC       TERM     WA RCLTV   WA FICO
-----------------------------------------------------------------------------------------------------------------

 0 -  5                            2,517   221,852,588.97       20.55      8.035      339        83.65      642
18 - 23                            5,046   823,689,658.46        76.3      7.543      358        86.37      609
30 - 35                              154    29,999,519.68        2.78      7.147      358        81.72      629
54 - 59                               17     3,993,255.34        0.37      6.636      358        79.42      688
-----------------------------------------------------------------------------------------------------------------
TOTAL:                             7,734    1,079,535,022         100       7.63      354        85.66      617
-----------------------------------------------------------------------------------------------------------------

F    Is DTI off current mortgage rate for IO   YES

G   Summary of pool per grades

--------------------------------------------------------------------------------------------------
                                                                      REMAINING
CREDIT GRADE         COUNT     BALANCE ($)    % OF BALANCE     WAC       TERM     WA LTV   WA FICO
--------------------------------------------------------------------------------------------------

80/20 1st            1,941   305,460,459.39       28.3        7.035      358       99.67     635
80/20 2nd            1,402    53,680,374.57       4.97       10.685      320       99.78     634
A                      514    87,715,914.54       8.13        7.983      357       78.35     581
A+                   3,167   524,607,356.85       48.6        7.448      354       80.03     621
A-                     265    42,080,744.66        3.9        8.162      355       74.66     572
B                      205    31,598,020.64       2.93        8.377      358       73.71     565
C                       46     6,647,924.06       0.62        9.047      358       62.49     550
C+                     194    27,744,227.74       2.57        8.599      358        69.4     553
--------------------------------------------------------------------------------------------------

H    What are top 10 cities and average strats for each

---------------------------------------------------------------------------------------------------
TOP 10 CITIES OF OVERALL POOL   LOANS   BALANCE ($)   BALANCE   RATE (%)   (MONTHS)    LTV    SCORE
---------------------------------------------------------------------------------------------------

LAS VEGAS                        109    20495377.22      1.9      7.454       357     86.34    623
CHICAGO                          101    17386901.65     1.61      7.183       358     87.52    645
PHOENIX                          114    14153306.14     1.31      7.381       358      87.1    613
MIAMI                             69    12202642.06     1.13      7.531       358     85.79    635
HOUSTON                           95    11701981.83     1.08      8.092       354     89.56    620
BROOKLYN                          28     9970922.31     0.92      7.074       355     80.89    636
GLENDALE                          35     6812845.54     0.63      7.345       358     90.23    630
ORLANDO                           46     6215706.07     0.58      8.011       358     87.34    603
CLEVELAND                         93     6212995.22     0.58      8.175       354     92.31    605
DETROIT                           74     5739021.63     0.53      8.763       351     87.25    590
---------------------------------------------------------------------------------------------------

I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

-------------------------------------------------------------------------------------------------------------------------
                                                                        % STATED                % NON-OWNER   % FICO LESS
LTV > 90             LOANS   BALANCE ($)      % OF BALANCE   RATE (%)   DOCTYPES   % OI LOANS     OCCUPIED      THAN 600
-------------------------------------------------------------------------------------------------------------------------

                     1,020   154,326,883.89       14.3         8.228      37.26       18.29         8.69         39.15
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
J   What is max LTv fo stated income and minimum FICO for stated income?
    MAX LTV, STATED INC.              500
    MIN FICO, STATED INC.             802
------------------------------------------------------------------------

------------------------------------------------------------------------
K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90: 501
------------------------------------------------------------------------

L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N    what is available funds cap schedule at forwards +200, fixed prepay at 50%
     CPR, ARM pay at 125% CPR

     Please specify as part of the strats, silent
     seconds, second liens, MH,

O

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              08:03 PM EDT
                                                                     Page 1 of 2
--------------------------------------------------------------------------------

                                     SS FLAG

-------------------------------------------------------------------------------------
                                           PCT OF
                             TOTAL        OVERALL                             WTD AVG
SS FLAG1                    CURRENT       CURRENT                               FICO
FICO SCORE     COUNT        BALANCE       BALANCE   FULL DOC %   OWNER OCC%    SCORE
-------------------------------------------------------------------------------------

FALSE          5,793     774,074,563.06     71.70      55.38        94.52      609.64
   500 - 519     361      48,314,523.01      4.48      66.39        99.28      509.70
   520 - 539     471      67,300,356.26      6.23      71.82        97.48      530.20
   540 - 559     512      68,471,531.45      6.34      70.97        97.19      550.43
   560 - 579     572      79,381,545.46      7.35      62.63        96.64      569.43
   580 - 599     928     101,931,680.21      9.44      56.37        96.33      589.35
   600 - 619     774      89,679,267.04      8.31      51.73        92.01      609.40
   620 - 639     659      84,121,400.63      7.79      50.71        93.91      629.34
   640 - 659     559      76,560,027.74      7.09      43.32        90.49      649.36
   660 - 679     357      54,585,530.97      5.06      41.20        92.04      668.63
   680 - 699     215      33,092,679.52      3.07      39.84        89.89      689.16
   700 - 719     141      24,405,963.20      2.26      44.02        95.19      708.05
   720 - 739      89      17,763,176.28      1.65      44.35        94.96      727.84
   740 - 759      70      12,545,023.37      1.16      62.83        96.06      749.60
   760 - 779      45       8,576,195.21      0.79      52.06        85.66      770.19
   780 - 799      33       6,235,720.42      0.58      41.86        83.63      787.32
   800 - 819       7       1,109,942.29      0.10      93.98       100.00      803.71
TRUE           1,941     305,460,459.39     28.30      65.69        99.85      635.21
   560 - 579      59       8,296,869.60      0.77     100.00       100.00      568.13
   580 - 599     503      62,370,283.53      5.78      99.47       100.00      588.99
   600 - 619     368      50,717,377.32      4.70     100.00       100.00      608.27
   620 - 639     352      55,820,299.99      5.17      63.94       100.00      629.63
   640 - 659     269      48,194,757.42      4.46      35.81        99.04      649.34
   660 - 679     185      35,530,206.34      3.29      34.90       100.00      668.38
   680 - 699     103      22,919,974.90      2.12      29.32       100.00      688.34
   700 - 719      43       8,597,534.83      0.80      44.71       100.00      710.56
   720 - 739      31       7,900,295.60      0.73      25.89       100.00      729.60
   740 - 759      15       2,821,612.25      0.26      23.72       100.00      749.69
   760 - 779       8       1,441,886.79      0.13      61.28       100.00      770.29
   780 - 799       5         849,360.82      0.08      10.31       100.00      784.55
-------------------------------------------------------------------------------------
TOTAL          7,734   1,079,535,022.45    100.00      58.30        96.03      616.87
=====================================================================================

                                  DOCUMENTATION

-----------------------------------------------------------------------------------------------------
                                             PCT OF   WTD AVG             WTD AVG
                                TOTAL       OVERALL   CURRENT   WTD AVG     LOAN    WTD AVG
DOCTYPE                        CURRENT      CURRENT    GROSS     FICO        TO      COMBO    WTD AVG
FICO SCORE         COUNT       BALANCE      BALANCE    COUPON    SCORE     VALUE      LTV       AGE
-----------------------------------------------------------------------------------------------------

FULL/ALTERNATIVE   5,217   629,357,615.62    58.30     7.628      606      76.34     87.31       2
   500 - 519         260    32,076,991.96     2.97     8.772      510      75.92     75.92       2
   520 - 539         346    48,337,837.57     4.48     8.271      530      75.94     75.94       2
   540 - 559         385    48,591,778.88     4.50     8.079      550      78.51     78.51       2
   560 - 579         467    58,017,438.91     5.37     8.100      569      79.38     84.18       2
   580 - 599       1,198   119,502,106.50    11.07     7.895      589      74.56     92.61       2
   600 - 619         926    97,111,541.22     9.00     7.617      609      75.42     93.36       2
   620 - 639         652    78,347,325.18     7.26     7.303      629      75.40     91.09       2
   640 - 659         385    50,426,672.62     4.67     7.177      649      77.73     89.52       2
   660 - 679         237    34,890,476.12     3.23     6.864      668      76.14     88.14       2
   680 - 699         131    19,902,940.91     1.84     6.729      689      78.51     89.81       2
   700 - 719          81    14,587,961.17     1.35     6.407      709      76.06     85.56       2
   720 - 739          46     9,923,216.16     0.92     6.290      728      77.07     82.82       2
   740 - 759          43     8,551,930.57     0.79     6.170      749      77.61     80.73       2
   760 - 779          33     5,348,221.71     0.50     6.439      771      80.07     86.68       2
   780 - 799          21     2,698,020.62     0.25     6.224      789      69.96     71.26       2
   800 - 819           6     1,043,155.52     0.10     6.413      804      78.35     78.35       2
NO DOCUMENTATION      13     3,019,005.91     0.28     6.673      690      74.30     74.30       2
   640 - 659           4       958,738.82     0.09     7.387      649      78.47     78.47       2
-----------------------------------------------------------------------------------------------------
   660 - 679           1       279,599.24     0.03     5.598      670      78.85     78.85       2
=====================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              08:03 PM EDT
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

                                  DOCUMENTATION

----------------------------------------------------------------------------------------------------
                                            PCT OF   WTD AVG             WTD AVG
                              TOTAL        OVERALL   CURRENT   WTD AVG     LOAN    WTD AVG
DOCTYPE                      CURRENT       CURRENT    GROSS      FICO       TO      COMBO    WTD AVG
FICO SCORE      COUNT        BALANCE       BALANCE    COUPON    SCORE     VALUE     LTV        AGE
----------------------------------------------------------------------------------------------------

   680 - 699        4         889,302.52      0.08    6.789      684      70.76     70.76       2
   700 - 719        2         313,392.41      0.03    5.468      702      57.03     57.03       1
   740 - 759        1         138,400.00      0.01    7.607      756      80.00     80.00       1
   760 - 779        1         439,572.92      0.04    6.132      777      80.00     80.00       2
STATED INCOME   2,504     447,158,400.92     41.42    7.639      632      75.81     83.41       2
   500 - 519      101      16,237,531.05      1.50    8.886      510      68.70     68.70       2
   520 - 539      125      18,962,518.69      1.76    8.611      530      68.52     68.52       2
   540 - 559      127      19,879,752.57      1.84    8.533      551      72.83     72.83       2
   560 - 579      164      29,660,976.15      2.75    8.084      570      75.23     75.64       2
   580 - 599      233      44,799,857.24      4.15    8.101      590      78.33     78.62       2
   600 - 619      216      43,285,103.14      4.01    7.933      610      80.13     80.13       2
   620 - 639      359      61,594,375.44      5.71    7.628      630      78.07     87.37       2
   640 - 659      439      73,369,373.72      6.80    7.482      650      74.40     88.93       2
   660 - 679      304      54,945,661.95      5.09    7.177      669      76.66     90.06       2
   680 - 699      183      35,220,410.99      3.26    7.151      689      75.04     89.43       2
   700 - 719      101      18,102,144.45      1.68    6.639      708      74.43     83.68       2
   720 - 739       74      15,740,255.72      1.46    6.840      728      75.53     88.24       2
   740 - 759       41       6,676,305.05      0.62    6.735      750      76.59     88.68       2
   760 - 779       19       4,230,287.37      0.39    6.511      769      72.40     76.85       2
   780 - 799       17       4,387,060.62      0.41    6.134      786      79.95     85.50       2
   800 - 819        1          66,786.77      0.01    6.900      802      14.89     14.89       2
----------------------------------------------------------------------------------------------------
TOTAL           7,734   1,079,535,022.45    100.00    7.630      617      76.11     85.66       2
====================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.         AEGIS {SILENT SECONDS}         October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

                       COLLATERAL GROUPED BY PRODUCT TYPE

-----------------------------------------------------------------------------------------------------------------------
                                            PCT OF  WTD AVG           WTD AVG    MIN      MAX
                                TOTAL      OVERALL  CURRENT  WTD AVG  CURRENT  CURRENT  CURRENT      MIN         MAX
                               CURRENT     CURRENT   GROSS    TOTAL     NET     GROSS    GROSS     CURRENT     CURRENT
     HYBRIDS        COUNT      BALANCE     BALANCE   COUPON   STRIP    COUPON  COUPON1  COUPON1   BALANCE1    BALANCE1
-----------------------------------------------------------------------------------------------------------------------

E. 2 Year Hybrid    1,728  277,346,016.79    90.80  7.01340  0.50000  6.51340  5.00000  9.99000   51,934.13  863,136.59
F. 3 Year Hybrid       47    7,208,223.74     2.36  6.98863  0.50000  6.48863  5.35000  9.76500   55,200.00  472,000.00
Fixed                 165   20,786,438.11     6.80  7.34809  0.50000  6.84809  5.69000  9.66000   51,968.06  624,000.00
G. 5 Year Hybrid        1      119,780.75     0.04  6.46000  0.50000  5.96000  6.46000  6.46000  119,780.75  119,780.75
-----------------------------------------------------------------------------------------------------------------------
TOTAL               1,941  305,460,459.39   100.00  7.03538  0.50000  6.53538  5.00000  9.99000   51,934.13  863,136.59
=======================================================================================================================

-------------------------------------------------------------------------------------------------------
                                 WTD AVG  WTD AVG                    WTD AVG                    WTD AVG
                        AVG      STATED    STATED           WTD AVG    LOAN   WTD AVG             INIT
                     ORIGINAL   ORIGINAL    REM    WTD AVG    FICO      TO     COMBO   WTD AVG    RATE
     HYBRIDS          BALANCE     TERM      TERM     AGE     SCORE    VALUE     LTV     MARGIN    CAP
-------------------------------------------------------------------------------------------------------

E. 2 Year Hybrid    160,561.53     360      358       2       635     79.99     99.70  5.74229  2.99387
F. 3 Year Hybrid    153,420.00     360      358       2       631     79.99     99.77  5.85754  2.90756
Fixed               126,048.36     359      358       2       638     80.00     99.25  0.00000  0.00000
G. 5 Year Hybrid    120,000.00     360      357       3       648     80.00    100.00  5.21000  3.00000
-------------------------------------------------------------------------------------------------------
TOTAL               157,433.82     360      358       2       635     79.99     99.67  5.74499  2.99169
=======================================================================================================

--------------------------------------------------------------------------
                    WTD AVG                               WTD AVG
                      PER     WTD AVG  WTD AVG              NET    WTD AVG
                      RATE      MAX      MIN    WTD AVG   COUPON     PAY
     HYBRIDS          CAP      RATE      RATE     ROLL    MARGIN     ROLL
--------------------------------------------------------------------------

E. 2 Year Hybrid    1.00073  13.03516  6.98122     22     5.24229     22
F. 3 Year Hybrid    1.03081  13.10212  6.98077     34     5.35754     34
Fixed               0.00000   0.00000  0.00000      0    -0.50000      0
G. 5 Year Hybrid    1.00000  12.46000  6.46000     57     4.71000     57
--------------------------------------------------------------------------
TOTAL               1.00149  13.03662  6.98099     23     4.85405     23
==========================================================================

                      COLLATERAL GROUPED BY CURRENT BALANCE

-------------------------------------------------------------------------------------------------------------
                                                 PCT OF  WTD AVG  WTD AVG  WTD AVG             MIN      MAX
                                     TOTAL      OVERALL  CURRENT  CURRENT   STATED           CURRENT  CURRENT
                                    CURRENT     CURRENT   GROSS     NET      REM    WTD AVG   GROSS    GROSS
    CURRENT BALANCE      COUNT      BALANCE     BALANCE   COUPON   COUPON    TERM     AGE    COUPON1  COUPON1
-------------------------------------------------------------------------------------------------------------

 50,000.00 -  99,999.99    623   49,030,561.31    16.05   7.5240   7.0240    358       2      5.4200   9.7650
100,000.00 - 149,999.99    579   71,146,015.47    23.29   7.2133   6.7133    358       2      5.0100   9.9900
150,000.00 - 199,999.99    300   51,521,409.51    16.87   6.9233   6.4233    358       2      5.2330   9.0200
200,000.00 - 249,999.99    166   36,842,046.78    12.06   6.7643   6.2643    358       2      5.0810   9.2150
250,000.00 - 299,999.99     98   26,930,054.13     8.82   6.8257   6.3257    358       2      5.3600   8.3300
300,000.00 - 349,999.99     58   18,752,219.66     6.14   6.8104   6.3104    358       2      5.0000   9.6600
350,000.00 - 399,999.99     40   14,779,004.31     4.84   6.9920   6.4920    358       2      5.9900   8.5320
400,000.00 - 449,999.99     38   16,162,071.38     5.29   6.6493   6.1493    358       2      5.2770   7.9800
450,000.00 - 499,999.99     22   10,460,580.10     3.42   6.7996   6.2996    358       2      5.3500   8.5700
500,000.00 - 549,999.99      8    4,183,355.51     1.37   6.6796   6.1796    358       2      5.8750   7.5900
550,000.00 - 599,999.99      4    2,314,400.00     0.76   6.9584   6.4584    359       1      6.7700   7.2130
600,000.00 - 649,999.99      4    2,475,604.64     0.81   7.4127   6.9127    358       2      6.3600   8.2600
850,000.00 - 899,999.99      1      863,136.59     0.28   5.9800   5.4800    358       2      5.9800   5.9800
-------------------------------------------------------------------------------------------------------------
TOTAL                    1,941  305,460,459.39   100.00   7.0354   6.5354    358       2      5.0000   9.9900
=============================================================================================================

-----------------------------------------------------------------------------------------------------
                                     WTD AVG   MAX
                             AVG       LOAN    LOAN  WTD AVG    MAX   WTD AVG      MIN         MAX
                           CURRENT      TO      TO    COMBO    COMBO    FICO     CURRENT     CURRENT
    CURRENT BALANCE       BALANCE1    VALUE   VALUE    LTV      LTV    SCORE    BALANCE1    BALANCE1
-----------------------------------------------------------------------------------------------------

 50,000.00 -  99,999.99   78,700.74   79.98   80.07    99.95  100.12    616     51,934.13   99,938.42
100,000.00 - 149,999.99  122,877.40   79.98   80.00    99.84  100.00    623    100,000.00  149,964.91
150,000.00 - 199,999.99  171,738.03   80.00   81.23    99.69  101.23    636    150,000.00  199,900.00
200,000.00 - 249,999.99  221,940.04   80.00   80.00    99.56  100.00    638    200,000.00  249,600.00
250,000.00 - 299,999.99  274,796.47   80.00   80.00    99.79  100.00    651    250,400.00  299,900.00
300,000.00 - 349,999.99  323,314.13   79.98   80.00    99.60  100.00    650    300,000.00  349,600.00
350,000.00 - 399,999.99  369,475.11   80.00   80.00    98.93  100.00    641    352,000.00  396,000.00
400,000.00 - 449,999.99  425,317.67   80.00   80.00    99.26  100.00    664    400,000.00  448,000.00
450,000.00 - 499,999.99  475,480.91   79.95   80.00    99.27  100.00    654    451,628.77  499,900.00
500,000.00 - 549,999.99  522,919.44   80.00   80.00    99.64  100.00    660    508,000.00  547,528.18
550,000.00 - 599,999.99  578,600.00   80.00   80.00   100.00  100.00    633    560,000.00  592,000.00
600,000.00 - 649,999.99  618,901.16   80.00   80.00    98.38  100.00    659    600,582.62  640,000.00
850,000.00 - 899,999.99  863,136.59   80.00   80.00   100.00  100.00    719    863,136.59  863,136.59
-----------------------------------------------------------------------------------------------------
TOTAL                    157,372.73   79.99   81.23    99.67  101.23    635     51,934.13  863,136.59
=====================================================================================================

                   COLLATERAL GROUPED BY CURRENT GROSS COUPON

-------------------------------------------------------------------------------------
                                           PCT OF  WTD AVG  WTD AVG  WTD AVG
                                TOTAL     OVERALL  CURRENT  CURRENT   STATED
                               CURRENT    CURRENT   GROSS     NET      REM    WTD AVG
CURRENT GROSS COUPON  COUNT    BALANCE    BALANCE   COUPON   COUPON    TERM     AGE
-------------------------------------------------------------------------------------

5.000 - 5.249             6    1,308,522     0.43   5.1073   4.6073    358       2
5.250 - 5.499            12    2,868,559     0.94   5.3802   4.8802    358       2
5.500 - 5.749            21    4,063,389     1.33   5.6087   5.1087    358       2
5.750 - 5.999            76   16,811,366     5.50   5.8982   5.3982    358       2
6.000 - 6.249            94   18,076,032     5.92   6.1386   5.6386    358       2
6.250 - 6.499           152   29,862,985     9.78   6.3663   5.8663    358       2
6.500 - 6.749           202   37,876,622    12.40   6.6153   6.1153    358       2
6.750 - 6.999           292   52,238,741    17.10   6.8848   6.3848    358       2
7.000 - 7.249           187   27,486,072     9.00   7.1228   6.6228    358       2
7.250 - 7.499           240   33,879,558    11.09   7.3811   6.8811    358       2
7.500 - 7.749           190   26,088,776     8.54   7.6159   7.1159    358       2
7.750 - 7.999           196   24,960,267     8.17   7.8697   7.3697    358       2
8.000 - 8.249            90    9,767,780     3.20   8.1269   7.6269    358       2
8.250 - 8.499            84    9,615,860     3.15   8.3476   7.8476    358       2
8.500 - 8.749            53    6,044,321     1.98   8.6020   8.1020    358       2
8.750 - 8.999            22    2,153,839     0.71   8.8537   8.3537    353       2
9.000 - 9.249            14    1,378,317     0.45   9.1403   8.6403    358       2
9.250 - 9.499             4      306,228     0.10   9.3448   8.8448    359       1
9.500 - 9.749             4      507,657     0.17   9.6347   9.1347    358       2
9.750 - 9.999             2      165,570     0.05   9.9031   9.4031    359       1
-------------------------------------------------------------------------------------
TOTAL                 1,941  305,460,459   100.00   7.0354   6.5354    358       2
=====================================================================================

---------------------------------------------------------------------------
                        MIN      MAX              WTD AVG
                      CURRENT  CURRENT     AVG      LOAN   WTD AVG  WTD AVG
                       GROSS    GROSS    CURRENT     TO     COMBO     FICO
CURRENT GROSS COUPON  COUPON1  COUPON1  BALANCE1   VALUE     LTV     SCORE
---------------------------------------------------------------------------

5.000 - 5.249          5.0000   5.2330   218,087   79.99     99.31    646
5.250 - 5.499          5.2500   5.4800   239,047   79.99     99.59    667
5.500 - 5.749          5.5000   5.7400   193,495   80.00     99.51    670
5.750 - 5.999          5.7500   5.9900   221,202   79.98     99.16    658
6.000 - 6.249          6.0000   6.2400   192,298   80.00     99.60    642
6.250 - 6.499          6.2500   6.4950   196,467   79.99     99.16    647
6.500 - 6.749          6.5000   6.7450   187,508   79.99     99.61    639
6.750 - 6.999          6.7500   6.9990   178,900   79.97     99.62    638
7.000 - 7.249          7.0000   7.2450   146,984   79.99     99.88    631
7.250 - 7.499          7.2500   7.4980   141,165   79.99     99.94    631
7.500 - 7.749          7.5000   7.7420   137,309   79.99     99.98    623
7.750 - 7.999          7.7500   7.9920   127,348   80.00     99.87    625
8.000 - 8.249          8.0000   8.2400   108,531   79.99     99.94    617
8.250 - 8.499          8.2500   8.4900   114,475   79.98     99.53    619
8.500 - 8.749          8.5000   8.7400   114,044   79.99     99.98    629
8.750 - 8.999          8.7550   8.9900    97,902   80.00     99.81    607
9.000 - 9.249          9.0200   9.2430    98,451   79.99     99.98    599
9.250 - 9.499          9.2740   9.4050    76,557   80.00     99.97    611
9.500 - 9.749          9.5500   9.6750   126,914   80.00     99.98    643
9.750 - 9.999          9.7650   9.9900    82,785   80.00    100.00    591
---------------------------------------------------------------------------
TOTAL                  5.0000   9.9900   157,373   79.99     99.67    635
===========================================================================

               COLLATERAL GROUPED BY ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------
                                            PCT OF  WTD AVG  WTD AVG  WTD AVG
                                TOTAL      OVERALL  CURRENT  CURRENT   STATED
                               CURRENT     CURRENT   GROSS     NET      REM    WTD AVG
LOAN TO VALUE       COUNT      BALANCE     BALANCE   COUPON   COUPON    TERM     AGE
--------------------------------------------------------------------------------------

75.01 - 80.00       1,939  305,233,359.39    99.93  7.03447  6.53447    358       2
80.01 - 85.00           2      227,100.00     0.07  8.25519  7.75519    359       1
--------------------------------------------------------------------------------------
TOTAL               1,941  305,460,459.39   100.00  7.03538  6.53538    358       2
======================================================================================

---------------------------------------------------------------------------
                      MIN      MAX                WTD AVG
                    CURRENT  CURRENT      AVG       LOAN   WTD AVG  WTD AVG
                     GROSS    GROSS     CURRENT      TO     COMBO     FICO
LOAN TO VALUE       COUPON1  COUPON1   BALANCE1    VALUE     LTV     SCORE
---------------------------------------------------------------------------

75.01 - 80.00       5.00000  9.99000  157,417.93   79.99     99.67    635
80.01 - 85.00       7.86500  9.14000  113,550.00   80.88    100.85    624
---------------------------------------------------------------------------
TOTAL               5.00000  9.99000  157,372.73   79.99     99.67    635
===========================================================================

           COLLATERAL GROUPED BY ORIGINAL COMBINED LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------
                                            PCT OF  WTD AVG  WTD AVG  WTD AVG
                                TOTAL      OVERALL  CURRENT  CURRENT   STATED
                               CURRENT     CURRENT   GROSS     NET      REM    WTD AVG
     COMBO LTV      COUNT      BALANCE     BALANCE   COUPON   COUPON    TERM     AGE
--------------------------------------------------------------------------------------

85.01 -  90.00          9    3,060,600.00     1.00  6.41716  5.91716    358       2
90.01 -  95.00         41    8,706,949.48     2.85  6.69409  6.19409    358       2
95.01 - 100.00      1,889  293,441,509.91    96.07  7.05125  6.55125    358       2
100.01 +                2      251,400.00     0.08  7.84821  7.34821    359       1
--------------------------------------------------------------------------------------
TOTAL               1,941  305,460,459.39   100.00  7.03538  6.53538    358       2
======================================================================================

---------------------------------------------------------------------------
                      MIN      MAX                WTD AVG
                    CURRENT  CURRENT      AVG       LOAN   WTD AVG  WTD AVG
                     GROSS    GROSS     CURRENT      TO     COMBO     FICO
     COMBO LTV      COUPON1  COUPON1   BALANCE1    VALUE     LTV     SCORE
---------------------------------------------------------------------------

85.01 -  90.00      5.75000  6.93700  340,066.67   79.87     89.04    658
90.01 -  95.00      5.23300  8.97500  212,364.62   79.92     94.17    643
95.01 - 100.00      5.00000  9.99000  155,342.25   79.99     99.95    635
100.01 +            7.82000  7.86500  125,700.00   80.77    100.82    623
---------------------------------------------------------------------------
TOTAL               5.00000  9.99000  157,372.73   79.99     99.67    635
===========================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.     AEGIS {SILENT SECONDS}             October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

                        COLLATERAL GROUPED BY FICO SCORE

----------------------------------------------------------------------------------------------------
                                         PCT OF                WTD AVG   WTD AVG
                            TOTAL       OVERALL      AVG       CURRENT     LOAN    WTD AVG   WTD AVG
                           CURRENT      CURRENT    CURRENT      GROSS       TO      COMBO      FICO
FICO SCORE     COUNT       BALANCE      BALANCE   BALANCE1      COUPON    VALUE      LTV      SCORE
----------------------------------------------------------------------------------------------------

   560 - 579      59     8,296,869.60      2.72   140,624.91   7.54290    79.99      99.99     568
   580 - 599     503    62,370,283.53     20.42   123,996.59   7.31911    79.99      99.81     589
   600 - 619     368    50,717,377.32     16.60   137,818.96   7.00426    79.99      99.78     608
   620 - 639     352    55,820,299.99     18.27   158,580.40   7.02848    79.98      99.60     630
   640 - 659     269    48,194,757.42     15.78   179,162.67   7.06979    79.98      99.55     649
   660 - 679     185    35,530,206.34     11.63   192,055.17   6.80615    79.99      99.68     668
   680 - 699     103    22,919,974.90      7.50   222,524.03   6.82189    79.99      99.42     688
   700 - 719      43     8,597,534.83      2.81   199,942.67   6.63668    79.99      99.77     711
   720 - 739      31     7,900,295.60      2.59   254,848.25   6.73465    80.00      99.59     730
   740 - 759      15     2,821,612.25      0.92   188,107.48   6.48590    80.00      99.51     750
   760 - 779       8     1,441,886.79      0.47   180,235.85   6.31537    80.00     100.00     770
   780 - 799       5       849,360.82      0.28   169,872.16   6.83088    80.00      98.49     785
----------------------------------------------------------------------------------------------------
TOTAL          1,941   305,460,459.39    100.00   157,372.73   7.03538    79.99      99.67     635
====================================================================================================

                       COLLATERAL GROUPED BY PROPERTY TYPE

------------------------------------------------
                                          PCT OF
                             TOTAL       OVERALL
                            CURRENT      CURRENT
PROPTYPE        COUNT       BALANCE      BALANCE
------------------------------------------------
2-4 Family         50    12,421,815.64      4.07
Condominium       125    20,204,727.95      6.61
PUD               234    41,850,186.92     13.70
Single Family   1,512   228,044,177.19     74.66
Townhouse          20     2,939,551.69      0.96
------------------------------------------------
TOTAL           1,941   305,460,459.39    100.00
================================================

                      COLLATERAL GROUPED BY OCCUPANCY TYPE

-------------------------------------------------
                                           PCT OF
                              TOTAL       OVERALL
                            CURRENT       CURRENT
OCCTYPE          COUNT      BALANCE       BALANCE
-------------------------------------------------
Owner Occupied   1,940   304,998,787.44     99.85
Second Home          1       461,671.95      0.15
-------------------------------------------------
TOTAL            1,941   305,460,459.39    100.00
=================================================

                    COLLATERAL GROUPED BY DOCUMENTATION TYPE

--------------------------------------------------------------------
                                          PCT OF             WTD AVG
                             TOTAL       OVERALL   WTD AVG     LOAN
                           CURRENT       CURRENT     FICO       TO
DOCTYPE         COUNT      BALANCE       BALANCE     SCORE    VALUE
--------------------------------------------------------------------
Full/Alterna1   1,441   200,653,676.23     65.69    618.83    79.99
Stated Income     500   104,806,783.16     34.31    666.56    79.99
--------------------------------------------------------------------
TOTAL           1,941   305,460,459.39    100.00    635.21    79.99
====================================================================

                       COLLATERAL GROUPED BY LOAN PURPOSE

------------------------------------------------------
                                                PCT OF
                                   TOTAL       OVERALL
                                  CURRENT      CURRENT
LOAN PURP             COUNT       BALANCE      BALANCE
------------------------------------------------------
Cash Out Refinance      383    66,560,794.42     21.79
Purchase              1,556   238,701,382.98     78.14
Rate/Term Refinance       2       198,281.99      0.06
------------------------------------------------------
TOTAL                 1,941   305,460,459.39    100.00
======================================================

                           COLLATERAL GROUPED BY LIEN

----------------------------------------------------------------------------------------
                                       PCT OF                WTD AVG
                          TOTAL       OVERALL       AVG      CURRENT   WTD AVG   WTD AVG
                         CURRENT      CURRENT     CURRENT     GROSS     COMBO      FICO
LIEN         COUNT       BALANCE      BALANCE    BALANCE1     COUPON     LTV      SCORE
----------------------------------------------------------------------------------------

First Lien   1,941   305,460,459.39    100.00   157,372.73   7.03538    99.67      635
----------------------------------------------------------------------------------------
TOTAL        1,941   305,460,459.39    100.00   157,372.73   7.03538    99.67      635
========================================================================================

                      COLLATERAL GROUPED BY PREPAY PENALTY

----------------------------------------------------
                                              PCT OF
PREPAY                          TOTAL        OVERALL
   PP DESC                      CURRENT      CURRENT
      PP HARDSOFT   COUNT       BALANCE      BALANCE
----------------------------------------------------
NO                    543    78,570,013.98    25.72
   NO PP              543    78,570,013.98    25.72
      --              543    78,570,013.98    25.72
YES                 1,398   226,890,445.41    74.28
   1Y PP              100    23,840,910.72     7.80
      --              100    23,840,910.72     7.80
2.5Y PP                 1       158,303.81     0.05
----------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.     AEGIS {SILENT SECONDS}             October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

                      COLLATERAL GROUPED BY PREPAY PENALTY

----------------------------------------------
                                       PCT OF
PREPAY                     TOTAL       OVERALL
PP DESC                   CURRENT      CURRENT
PP HARDSOFT   COUNT       BALANCE      BALANCE
----------------------------------------------
     --           1       158,303.81      0.05
   2Y PP      1,137   181,978,627.27     59.58
     --       1,137   181,978,627.27     59.58
   3Y PP        157    20,410,935.68      6.68
     --         157    20,410,935.68      6.68
   5Y PP          2       225,667.93      0.07
     --           2       225,667.93      0.07
   6M PP          1       276,000.00      0.09
     --           1       276,000.00      0.09
----------------------------------------------
TOTAL         1,941   305,460,459.39    100.00
==============================================

                   COLLATERAL GROUPED BY LOAN-TO-VALUE AND MI

------------------------------------------------
                                          PCT OF
                            TOTAL        OVERALL
LOAN TO VALUE              CURRENT       CURRENT
MI              COUNT      BALANCE       BALANCE
------------------------------------------------
0.00 - 80.00    1,939   305,233,359.39     99.93
   PMI          1,939   305,233,359.39     99.93
80.01 - 84.99       2       227,100.00      0.07
   PMI              2       227,100.00      0.07
------------------------------------------------
TOTAL           1,941   305,460,459.39    100.00
================================================

                     COLLATERAL GROUPED STATED ORIGINAL TERM

----------------------------------------------------------------------------
                                     PCT OF    WTD AVG      MAX        MIN
STATED                  TOTAL       OVERALL    STATED     STATED     STATED
ORIGINAL               CURRENT      CURRENT   ORIGINAL   ORIGINAL   ORIGINAL
TERM       COUNT       BALANCE      BALANCE     TERM       TERM       TERM
----------------------------------------------------------------------------
180            1        61,035.95      0.02    180.00     180.00     180.00
360        1,940   305,399,423.44     99.98    360.00     360.00     360.00
----------------------------------------------------------------------------
TOTAL      1,941   305,460,459.39    100.00    359.96     360.00     180.00
============================================================================

                  COLLATERAL GROUPED BY GEOGRAPHIC DISTRIBUTION

------------------------------------------------
                                          PCT OF
                             TOTAL       OVERALL
                            CURRENT      CURRENT
STATE1           COUNT      BALANCE      BALANCE
------------------------------------------------
Alabama            27     2,628,331.14     0.86
Arizona            89    15,504,075.79     5.08
California        123    38,832,741.07    12.71
Colorado           93    15,323,051.88     5.02
Connecticut        16     2,615,382.34     0.86
Delaware            4       591,440.00     0.19
Florida           213    35,607,266.84    11.66
Georgia            99    13,287,814.26     4.35
Idaho               3       416,110.70     0.14
Illinois          137    21,947,991.99     7.19
Indiana            44     4,117,467.07     1.35
Iowa                6       474,646.50     0.16
Kansas             20     2,493,112.48     0.82
Kentucky           28     2,493,432.51     0.82
Louisiana          35     3,621,707.48     1.19
Maine               9     1,303,822.10     0.43
Maryland           30     6,592,216.34     2.16
Massachusetts      31     7,111,355.63     2.33
Michigan           74     9,676,326.57     3.17
Minnesota          21     3,229,309.45     1.06
Mississippi        14     1,218,242.71     0.40
Missouri           44     3,948,552.62     1.29
Nebraska           11     1,177,748.99     0.39
Nevada             48    10,068,756.90     3.30
New Hampshire      10     2,103,607.82     0.69
New Jersey         11     2,754,987.21     0.90
New Mexico          8       893,438.68     0.29
New York           41    11,912,701.96     3.90
North Carolina     91     9,984,973.15     3.27
Ohio              158    15,134,276.59     4.95
Oklahoma            5       509,103.22     0.17
Oregon             13     2,793,843.42     0.91
Pennsylvania       11     1,630,839.41     0.53
Rhode Island       18     3,528,083.76     1.16
South Carolina     37     3,640,968.96     1.19
Tennessee          17     1,548,994.67     0.51
Texas             155    18,878,360.76     6.18
Utah               40     5,526,375.85     1.81
Vermont             1       119,920.62     0.04
Virginia           32     7,330,903.65     2.40
------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {SILENT SECONDS}          October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

                  COLLATERAL GROUPED BY GEOGRAPHIC DISTRIBUTION

---------------------------------------------------
                                             PCT OF
                                 TOTAL      OVERALL
                                CURRENT     CURRENT
STATE1               COUNT      BALANCE     BALANCE
---------------------------------------------------
Washington              45   9,319,125.11     3.05
West Virginia            1     139,909.26     0.05
Wisconsin               26   3,134,829.06     1.03
Wyoming                  2     294,312.87     0.10
---------------------------------------------------
TOTAL                1,941     305,460,45   100.00
===================================================

                          COLLATERAL GROUPED BY MARGIN

------------------------------------------------
                                          PCT OF
                             TOTAL       OVERALL
                            CURRENT      CURRENT
MARGIN1         COUNT       BALANCE      BALANCE
------------------------------------------------
0.000 - 0.499     165    20,786,438.11     6.80
1.500 - 1.999       1       204,548.39     0.07
2.000 - 2.499       1       108,000.00     0.04
2.500 - 2.999       7     1,710,253.52     0.56
3.000 - 3.499       2       258,400.00     0.08
3.500 - 3.999       9     2,078,245.16     0.68
4.000 - 4.499      29     5,967,226.18     1.95
4.500 - 4.999     188    38,752,837.76    12.69
5.000 - 5.499     331    61,460,300.85    20.12
5.500 - 5.999     429    69,149,301.20    22.64
6.000 - 6.499     367    53,237,694.63    17.43
6.500 - 6.999     250    33,194,156.47    10.87
7.000 - 7.499     114    13,451,591.63     4.40
7.500 - 7.999      38     4,264,764.32     1.40
8.000 - 8.499       8       671,130.93     0.22
8.500 - 8.999       2       165,570.24     0.05
------------------------------------------------
TOTAL           1,941   305,460,459.39   100.00
================================================

   COLLATERAL GROUPED BY CAP STRUCTURE

-------------------------------------------------
PRODUCT                                    PCT OF
INIT RATE CAP                 TOTAL       OVERALL
PER RATE CAP                 CURRENT      CURRENT
GROSS LIFE CAP   COUNT       BALANCE      BALANCE
-------------------------------------------------
2/6 LIBOR        1,055   142,279,533.33    46.58
1.000                4       413,535.20     0.14
1.000                4       413,535.20     0.14
6.000                4       413,535.20     0.14
3.000            1,051   141,865,998.13    46.44
1.000            1,050   141,751,000.97    46.41
6.000            1,029   138,360,186.70    45.30
6.005                1       225,147.56     0.07
6.500                2       199,858.86     0.07
7.000               17     2,899,100.18     0.95
8.000                1        66,707.67     0.02
1.500                1       114,997.16     0.04
7.000                1       114,997.16     0.04
2/6 LIBOR IO       673   135,066,483.46    44.22
1.000                1       220,000.00     0.07
1.000                1       220,000.00     0.07
6.000                1       220,000.00     0.07
1.500                1       288,000.00     0.09
1.500                1       288,000.00     0.09
7.000                1       288,000.00     0.09
3.000              671   134,558,483.46    44.05
1.000              671   134,558,483.46    44.05
6.000              656   131,353,157.51    43.00
6.005                2       710,000.00     0.23
7.000               13     2,495,325.95     0.82
3/6 LIBOR           30     3,820,883.74     1.25
3.000               30     3,820,883.74     1.25
1.000               30     3,820,883.74     1.25
6.000               30     3,820,883.74     1.25
3/6 LIBOR IO        17     3,387,340.00     1.11
1.500                2       444,240.00     0.15
1.500                2       444,240.00     0.15
7.000                2       444,240.00     0.15
3.000               15     2,943,100.00     0.96
1.000               15     2,943,100.00     0.96
6.000               13     2,211,100.00     0.72
6.005                1       360,000.00     0.12
7.000                1       372,000.00     0.12
5/6 LIBOR            1       119,780.75     0.04
3.000                1       119,780.75     0.04
1.000                1       119,780.75     0.04
6.000                1       119,780.75     0.04
FIXED              155    18,446,838.11     6.04
-------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {SILENT SECONDS}          October 12, 2005
gtabor                                                              07:50 PM EDT
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

                       COLLATERAL GROUPED BY CAP STRUCTURE

-------------------------------------------------
PRODUCT                                    PCT OF
INIT RATE CAP                 TOTAL       OVERALL
PER RATE CAP                 CURRENT      CURRENT
GROSS LIFE CAP   COUNT       BALANCE      BALANCE
-------------------------------------------------
0.000              155    18,446,838.11      6.04
0.000              155    18,446,838.11      6.04
0.000              155    18,446,838.11      6.04
FIXED IO            10     2,339,600.00      0.77
0.000               10     2,339,600.00      0.77
0.000               10     2,339,600.00      0.77
0.000               10     2,339,600.00      0.77
-------------------------------------------------
TOTAL            1,941   305,460,459.39    100.00
=================================================

                       COLLATERAL GROUPED BY INTEREST ONLY

----------------------------------------------
                                        PCT OF
IO FLAG                     TOTAL      OVERALL
IO PERIOD                 CURRENT      CURRENT
REM IO TERM   COUNT       BALANCE      BALANCE
----------------------------------------------
NO            1,241   164,667,035.93    53.91
NON-IO        1,241   164,667,035.93    53.91
0 - 0         1,241   164,667,035.93    53.91
YES             700   140,793,423.46    46.09
5 YEARS         700   140,793,423.46    46.09
49 - 59         700   140,793,423.46    46.09
----------------------------------------------
TOTAL         1,941   305,460,459.39   100.00
==============================================

                        COLLATERAL GROUPED BY BID REPORT

-----------------------------------------------------------------------------------------------------------------------------
                                                        PCT OF  WTD AVG  WTD AVG                    MAX
                                           TOTAL       OVERALL  CURRENT  CURRENT   WTD AVG   WTD  CURRENT    AVG      MIN
                                          CURRENT      CURRENT   GROSS     NET    REMAINING  AVG   GROSS   CURRENT  CURRENT
PROD TYPE                       COUNT     BALANCE      BALANCE   COUPON   COUPON     TERM    AGE   COUPON  BALANCE  BALANCE
-----------------------------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS    673  135,066,483.46    44.22  6.86196  6.36196     358      2    8.9900  200,693   53,600
FirstLien-E.2YearHybrid-NON-IO  1,055  142,279,533.33    46.58  7.15716  6.65716     358      2    9.9900  134,862   51,934
FirstLien-F.3YearHybrid-5YEARS     17    3,387,340.00     1.11  6.96974  6.46974     358      2    9.1400  199,255   60,500
FirstLien-F.3YearHybrid-NON-IO     30    3,820,883.74     1.25  7.00538  6.50538     358      2    9.7650  127,363   55,200
FirstLien-Fixed-5YEARS             10    2,339,600.00     0.77  7.28886  6.78886     358      2    8.3500  233,960   60,000
FirstLien-Fixed-NON-IO            155   18,446,838.11     6.04  7.35560  6.85560     358      2    9.6600  119,012   51,968
FirstLien-G.5YearHybrid-NON-IO      1      119,780.75     0.04  6.46000  5.96000     357      3    6.4600  119,781  119,781
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,941  305,460,459.39   100.00  7.03538  6.53538     358      2    9.9900  157,373   51,934
=============================================================================================================================

---------------------------------------------------------------------------------------------------------
                                          WTD    WTD   WTD AVG   WTD   WTD AVG            WTD AVG   WTD
                                  MAX     AVG    AVG    GROSS    AVG   STATED    WTD AVG    NET     AVG
                                CURRENT   FICO   INIT   COUPON   MO   ORIGINAL   ARM MAX   COUPON  RATE
PROD TYPE                       BALANCE  SCORE   CAP    MARGIN  ROLL    TERM      RATE     MARGIN  FREQ
---------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS  640,000   644   2.994  561.784   22      360    12.88260    5.118    6
FirstLien-E.2YearHybrid-NON-IO  863,137   627   2.994  586.044   22      360    13.17999    5.360    6
FirstLien-F.3YearHybrid-5YEARS  472,000   630   2.803  581.348   34      360    13.21124    5.313    6
FirstLien-F.3YearHybrid-NON-IO  342,000   632   3.000  589.660   34      360    13.00538    5.397    6
FirstLien-Fixed-5YEARS          624,000   655   0.000    0.000    0      360     0.00000   -0.500    0
FirstLien-Fixed-NON-IO          415,168   635   0.000    0.000    0      359     0.00000   -0.500    0
FirstLien-G.5YearHybrid-NON-IO  119,781   648   3.000  521.000   57      360    12.46000    4.710    6
---------------------------------------------------------------------------------------------------------
TOTAL                           863,137   635   2.992  574.499   21      360    12.14948    4.854    6
=========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                         WTD                                           WTD
                                 WTD   WTD               AVG     WTD                                   AVG
                                 AVG   AVG               LOAN    AVG                       TOTAL       MO
                                 PAY   PER    WTD AVG    TO      IO    PRODUCT   PP_     ORIGINAL      PAY
PROD TYPE                       FREQ   CAP   SERVICING  VALUE  REMAIN   _TYPE   CODE      BALANCE     ROLL
----------------------------------------------------------------------------------------------------------

FirstLien-E.2YearHybrid-5YEARS    6   1.001    0.500    79.99    58      102     70   135,067,755.00   22
FirstLien-E.2YearHybrid-NON-IO    6   1.000    0.500    79.99     0      102     61   142,382,562.00   22
FirstLien-F.3YearHybrid-5YEARS    6   1.066    0.500    79.99    58      103     56     3,387,340.00   34
FirstLien-F.3YearHybrid-NON-IO    6   1.000    0.500    79.99     0      103     49     3,823,400.00   34
FirstLien-Fixed-5YEARS            0   0.000    0.500    80.00    58      105     93     2,339,600.00    0
FirstLien-Fixed-NON-IO            0   0.000    0.500    80.00     0      105     77    18,458,380.00    0
FirstLien-G.5YearHybrid-NON-IO    6   1.000    0.500    80.00     0      105      0       120,000.00   57
----------------------------------------------------------------------------------------------------------
TOTAL                             6   1.001    0.500    79.99    27      102     66   305,579,037.00   21
==========================================================================================================

                   COLLATERAL GROUPED BY STATED REMAINING TERM

------------------------------------------------------------------------------
                                            PCT OF   WTD AVG     MAX      MIN
                               TOTAL       OVERALL    STATED   STATED   STATED
                              CURRENT      CURRENT     REM       REM      REM
STATED REM TERM   COUNT       BALANCE      BALANCE     TERM     TERM     TERM
------------------------------------------------------------------------------
   -179               1        61,035.95      0.02    178.00   178.00   178.00
300 - 359         1,940   305,399,423.44     99.98    358.21   359.00   355.00
------------------------------------------------------------------------------
TOTAL             1,941   305,460,459.39    100.00    358.18   359.00   178.00
==============================================================================

                         COLLATERAL GROUPED BY SERVICING

-------------------------------------------
                                     PCT OF
                        TOTAL       OVERALL
                       CURRENT      CURRENT
SERV FEE   COUNT       BALANCE      BALANCE
-------------------------------------------
0.500      1,941   305,460,459.39    100.00
-------------------------------------------
TOTAL      1,941   305,460,459.39    100.00
===========================================

                       COLLATERAL GROUPED BY SILENT SECOND

--------------------------------------------------
                                            PCT OF
                               TOTAL       OVERALL
SILENT SECOND                 CURRENT      CURRENT
COMBO LTV         COUNT       BALANCE      BALANCE
--------------------------------------------------
Y                 1,941   305,460,459.39    100.00
85.00 - 89.99        2        636,600.00      0.21
90.00 - 94.99       33      8,308,141.65      2.72
95.00 - 99.94       34     64,817,518.16     21.22
100.00 - 104.99   1,472   231,698,199.58     75.85
--------------------------------------------------
TOTAL             1,941   305,460,459.39    100.00
==================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                  DFGH 2005 HE2
                                      TOTAL

TOTAL NUMBER OF LOANS                                                      7,734
TOTAL LOAN BALANCE                                              1,079,535,022.45
AVERAGE LOAN BALANCE                                                  139,583.01
WA CLTV (W/O SILENT SECONDS)                                               80.09
WAC                                                                      7.63017
WA FICO                                                                      617
WALA                                                                         356
WAM                                                                          354
FXD RATE                                                                   20.55
IOS                                                                        24.79
MH                                                                             0
1ST LIEN                                                                   95.03
2ND LIEN                                                                    4.97
OCCUPANCY--OO                                                              96.03

DOC TYPE--FULL/ALTERNATIVE                                                  58.3
STATED DOC                                                                 41.42
CASH OUT REFI                                                              60.07
PURCHASE                                                                   38.71

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                        28.3
$ amount                                                          305,460,459.39
# of First Liens w/  SS                                                     1941

CLTV of Total Portfolo (that includes silent 2nds)                         85.66

CALIFORNIA                                                                 12.03
PREPAY PENALTIES                                                           74.16
PRE-FUNDING BALANCE                                                            0
EXPECTED FINAL POOL                                             1,079,535,022.45

                                  MORTGAGE RATE

                          BALANCE
                  ----------------------
 4.500 -  4.999       390,000.00    0.04
 5.000 -  5.499    22,544,858.83    2.09
 5.500 -  5.999    85,263,739.65     7.9
 6.000 -  6.499   111,908,772.43   10.37
 6.500 -  6.999   197,053,895.81   18.25
 7.000 -  7.499   142,934,028.64   13.24
 7.500 -  7.999   166,041,234.83   15.38
 8.000 -  8.499    86,864,459.96    8.05
 8.500 -  8.999    88,213,010.99    8.17
 9.000 -  9.499    59,794,507.60    5.54
 9.500 -  9.999    59,387,437.22     5.5
10.000 - 10.499    32,111,185.65    2.97
10.500 - 10.999    14,696,498.03    1.36
11.000 - 11.499     3,929,112.65    0.36
11.500 - 11.999     3,805,577.57    0.35
12.000 - 12.499       607,385.05    0.06
12.500 - 12.999     3,934,335.89    0.36
13.000 - 13.499        54,981.65    0.01
----------------------------------------
                   1,079,535,022     100
----------------------------------------

                                  GROSS MARGIN

                          BALANCE
                  -----------------------
 1.500 -  1.999       204,548.39     0.02
 2.000 -  2.499       108,000.00     0.01
 2.500 -  2.999     3,171,566.55     0.29
 3.000 -  3.499       938,816.36     0.09
 3.500 -  3.999    11,599,055.58     1.07
 4.000 -  4.499    23,113,700.04     2.14
 4.500 -  4.999    66,465,249.32     6.16
 5.000 -  5.499   109,413,653.18    10.14
 5.500 -  5.999   137,943,250.57    12.78
 6.000 -  6.499   140,460,989.78    13.01
 6.500 -  6.999   128,158,025.76    11.87
 7.000 -  7.499    84,158,898.41      7.8
 7.500 -  7.999    64,723,131.91        6
 8.000 -  8.499    55,850,910.15     5.17
 8.500 -  8.999    26,416,704.34     2.45
 9.000 -  9.499     3,454,793.60     0.32
 9.500 -  9.999       527,222.43     0.05
10.000 - 10.499       861,900.00     0.08
10.500 - 10.999       163,951.24     0.02
FIXED             221,800,654.84    20.55
-----------------------------------------
                   1,079,535,022   100.02
-----------------------------------------

                                ARM MAXIMUM RATE

                          BALANCE
                  -----------------------
FIXED             221,800,654.84    20.55
10.500 - 10.999       390,000.00     0.04
11.000 - 11.499    21,039,900.11     1.95
11.500 - 11.999    46,392,025.43      4.3
12.000 - 12.499    85,612,547.99     7.93
12.500 - 12.999   151,926,106.35    14.07
13.000 - 13.499   123,560,672.29    11.45
13.500 - 13.999   153,869,989.53    14.25
14.000 - 14.499    84,217,898.40      7.8
14.500 - 14.999    78,974,683.36     7.32
15.000 - 15.499    56,117,338.05      5.2
15.500 - 15.999    45,072,706.71     4.18
16.000 - 16.499     7,955,956.39     0.74
16.500 - 16.999     1,241,622.60     0.12
17.000 - 17.499       606,069.16     0.06
17.500 - 17.999       756,851.24     0.07
-----------------------------------------
                   1,079,535,022   100.03
-----------------------------------------

                                ARM MINIMUM RATE

                          BALANCE
                  -----------------------
 0.000 -  0.499   221,800,654.84    20.55
 3.000 -  3.499       264,000.00     0.02
 4.000 -  4.499       829,181.54     0.08
 4.500 -  4.999     2,854,481.63     0.26
 5.000 -  5.499   22,244,397.86      2.06
 5.500 -  5.999    48,945,145.16     4.53
 6.000 -  6.499    91,628,708.45     8.49
 6.500 -  6.999   164,913,516.97    15.28
 7.000 -  7.499   127,133,199.81    11.78
 7.500 -  7.999   138,586,508.68    12.84
 8.000 -  8.499    75,916,177.42     7.03
 8.500 -  8.999    76,420,542.61     7.08
 9.000 -  9.499    54,019,058.47        5
 9.500 -  9.999    44,112,819.59     4.09
10.000 - 10.499     7,682,131.55     0.71
10.500 - 10.999       931,704.32     0.09
11.000 - 11.499       495,942.31     0.05
11.500 - 11.999       756,851.24     0.07
-----------------------------------------
                  1,079,535,022    100.01
-----------------------------------------

                      Unpaid % of      Pool by
                       Principal      Principal
INITIAL CAP (%)       Balance ($)     Balance %
----------------    --------------   -----------
   1.000 - 1.499      6,211,775.34   0.724207351
   1.500 - 1.999      5,292,095.52   0.616985365
   2.000 - 2.499        271,482.49   0.031651115
   3.000 - 3.499    845,859,063.24   98.61550326
   6.000 - 6.499         99,951.02   0.011652911
TOTAL:              857,734,367.61           100
------------------------------------------------
                     2,795,003,758        336.97
------------------------------------------------

                   Number of                    Principal
PERIODIC CAP (%)     Loans         Unpaid      Balance ($)
----------------   ---------   -------------   -----------
                      1.00             1,693     266831589
                      1.50               954     187556716
                      2.00                46       7742785
TOTAL:                                 2,693     462131090
----------------------------------------------------------
                               1,079,535,022        100.01
----------------------------------------------------------

                           CLTV'S (W/0 SILENT SECONDS)

                         BALANCE
                 -----------------------
0.01 - 50.00      24,453,169.32     2.27
50.01 - 55.00     13,360,879.23     1.24
55.01 - 60.00     29,240,108.59     2.71
60.01 - 65.00     42,923,893.59     3.98
65.01 - 70.00     52,555,727.09     4.87
70.01 - 75.00     78,365,337.94     7.26
75.01 - 80.00    467,076,415.70    43.27
80.01 - 85.00    116,767,934.11    10.82
85.01 - 90.00    137,024,627.60    12.69
90.01 - 95.00     48,378,210.73     4.48
95.01 - 100.00    69,388,718.55     6.42
----------------------------------------
                  1,079,535,022   100.01
----------------------------------------

                                  CREDIT SCORES

                    BALANCE
            -----------------------
500 - 519    48,314,523.01     4.48
520 - 539    67,300,356.26     6.23
540 - 559    68,471,531.45     6.34
560 - 579    87,678,415.06     8.12
580 - 599   164,301,963.74    15.22
600 - 619   140,396,644.36    13.01
620 - 639   139,941,700.62    12.96
640 - 659   124,754,785.16    11.56
660 - 679    90,115,737.31     8.35
680 - 699    56,012,654.42     5.19
700 - 719    33,003,498.03     3.06
720 - 739    25,663,471.88     2.38
740 - 759    15,366,635.62     1.42
760 - 779    10,018,082.00     0.93
780 - 799     7,085,081.24     0.66
800 - 819     1,109,942.29      0.1
-----------------------------------
             1,079,535,022   100.01
-----------------------------------

DTI                    UPB           %
-------------   ----------------   -----
 0.00 -  4.99       3,151,875.17    0.29
 5.00 -  9.99         976,527.43    0.09
10.00 - 14.99       6,219,558.34    0.58
15.00 - 19.99      19,549,346.96    1.81
20.00 - 24.99      39,546,218.11    3.66
25.00 - 29.99      72,211,660.70    6.69
30.00 - 34.99     118,140,369.08   10.94
35.00 - 39.99     172,534,405.23   15.98
40.00 - 44.99     235,945,900.82   21.86
45.00 - 49.99     298,561,669.86   27.66
50.00 - 54.99     104,913,391.96    9.72
55.00 - 59.99       7,784,098.79    0.72
Total:          1,079,535,022.45     100
----------------------------------------
                   1,079,535,022     100
----------------------------------------

                                  LOAN BALANCE

                                  BALANCE
                         ------------------------
                             % of Pool
ORIGINAL PRINCIPAL       Unpaid Principal
BALANCE ($)                 Balance ($)
----------------------   ------------------------
         0 -    49,999     44,548,711.18     4.13
    50,000 -    99,999    158,636,060.09    14.69
   100,000 -   149,999    194,637,503.82    18.03
   150,000 -   199,999    169,886,554.08    15.74
   200,000 -   249,999    143,119,219.94    13.26
   250,000 -   299,999     91,330,019.71     8.46
   300,000 -   349,999     64,229,476.71     5.95
   350,000 -   399,999     65,070,010.56     6.03
   400,000 -   449,999     53,045,872.09     4.91
   450,000 -   499,999     40,899,535.14     3.79
   500,000 -   549,999     17,212,523.76     1.59
   550,000 -   599,999     10,938,853.82     1.01
   600,000 -   649,999     10,569,464.11     0.98
   650,000 -   699,999      2,625,306.89     0.24
   700,000 -   749,999      1,418,300.00     0.13
   750,000 -   799,999        765,000.00     0.07
   800,000 -   849,999        836,587.33     0.08
   850,000 -   899,999      2,590,230.63     0.24
 1,000,000 - 1,049,999      1,039,130.56      0.1
 1,100,000 - 1,149,999      1,119,285.81      0.1
 1,150,000 - 1,199,999      2,393,647.92     0.22
 1,250,000 - 1,299,999      1,273,728.30     0.12
 1,350,000 - 1,399,999      1,350,000.00     0.13
-------------------------------------------------
                           1,079,535,022      100
-------------------------------------------------

                                 OCCUPANCY TYPES

                          BALANCE
                 ------------------------
Investor            32,165,456.40    2.98
Owner Occupied   1,036,629,113.03   96.03
Second Home         10,740,453.02    0.99
-----------------------------------------
                    1,079,535,022     100
-----------------------------------------

                                    LOAN TERM

                      BALANCE         %
                 ----------------   -----
120 - 123              722,984.47    0.07
180 - 183           16,677,415.85    1.54
240 - 243            8,713,095.99    0.81
300 - 303              355,330.08    0.03
360 - 363        1,053,066,196.06   97.55
-----------------------------------------
                    1,079,535,022     100
-----------------------------------------

                                  LOAN PURPOSE

                          BALANCE
                      ----------------------
Cash Out Refinance    648,486,527.28   60.07
Purchase              417,867,317.05   38.71
Rate/Term Refinance    13,181,178.12    1.22
--------------------------------------------
                       1,079,535,022     100
--------------------------------------------

                                  PRODUCT TYPE

                BALANCE
        ----------------------
ARMS    857,734,367.61   79.45
FIXED   221,800,654.84   20.55
------------------------------
         1,079,535,022     100
------------------------------

                                  INTEREST ONLY

                       BALANCE
               ----------------------
2/6 LIBOR IO   246,494,073.43   92.12
3/6 LIBOR IO    11,409,555.00    4.26
BALLOON IO         234,800.00    0.09
FIXED IO         9,428,661.57    3.52
-------------------------------------
                  267,567,090     100
-------------------------------------

                                  HYBRID TYPES

                           BALANCE
                   ----------------------
E. 2 Year Hybrid   823,741,592.59   76.31
F. 3 Year Hybrid    29,999,519.68    2.78
Fixed              221,800,654.84   20.55
G. 5 Year Hybrid     3,993,255.34    0.37
-----------------------------------------
                    1,079,535,022     100
-----------------------------------------

                                  PROPERTY TYPE

                             BALANCE
                     ----------------------
2-4 Family            67,277,100.69    6.23
Condominium           50,503,117.30    4.68
Mobile Home              615,429.64    0.06
PUD                  129,492,082.37      12
Single Family        825,084,577.11   76.43
Townhouse              6,562,715.34    0.61
-------------------------------------------
                      1,079,535,022     100
-------------------------------------------

                                  DOCUMENTATION

                             BALANCE
                     ----------------------
Full/Alternative     629,357,615.62    58.3
No Documentation       3,019,005.91    0.28
Stated Income        447,158,400.92   41.42
-------------------------------------------
                      1,079,535,022     100
-------------------------------------------

                                  LIEN PRIORITY

                              BALANCE
                     ------------------------
First Lien           1,025,854,647.88   95.03
Second Lien             53,680,374.57    4.97
---------------------------------------------
                        1,079,535,022     100
---------------------------------------------

                               MORTGAGE INSURANCE

MORTGAGE INSURANCE              --
NOT INSURED          1,079,535,022   100

COVERAGE DOWN TO:
----------------------------------------
                     1,079,535,022   100
----------------------------------------

                                     ORIGINATOR   SERVICER
                                     ----------   --------
[NAMES OF ORIGINATORS & SERVICERS]
                                        AEGIS       AEGIS
----------------------------------------------------------

                         GEOGRAPHIC DISTRIBUTION-STATES

STATE                        BALANCE
-----                        -------
Alabama                6,514,162.97     0.6
Arizona               61,307,754.90    5.68
Arkansas               2,269,430.29    0.21
California           129,825,758.97   12.03
Colorado              27,673,285.92    2.56
Connecticut           16,287,351.03    1.51
Delaware               3,821,010.16    0.35
Florida              132,219,055.74   12.25
Georgia               26,993,350.06     2.5
Idaho                  1,183,669.90    0.11
Illinois              62,540,003.44    5.79
Indiana               12,678,728.29    1.17
Iowa                   1,468,816.05    0.14
Kansas                 4,952,137.67    0.46
Kentucky               5,801,822.35    0.54
Louisiana              7,078,105.21    0.66
Maine                 12,818,040.88    1.19
Maryland              31,129,252.05    2.88
Massachusetts         45,926,858.98    4.25
Michigan              36,088,816.01    3.34
Minnesota             19,695,581.83    1.82
Mississippi            3,828,331.07    0.35
Missouri              17,611,924.44    1.63
Nebraska               3,993,749.64    0.37
Nevada                40,090,951.94    3.71
New Hampshire         18,466,557.44    1.71
New Jersey            21,925,128.46    2.03
New Mexico             2,743,386.52    0.25
New York              75,406,845.40    6.99
North Carolina        27,013,865.31     2.5
Ohio                  50,459,635.68    4.67
Oklahoma               1,414,424.94    0.13
Oregon                 4,424,451.28    0.41
Pennsylvania           9,423,234.28    0.87
Rhode Island          16,815,108.71    1.56
South Carolina         9,354,830.50    0.87
Tennessee              9,183,360.15    0.85
Texas                 46,744,081.07    4.33
Utah                   9,934,857.48    0.92
Vermont                4,634,137.20    0.43
Virginia              29,468,902.30    2.73
Washington            16,537,503.06    1.53
West Virginia          1,245,277.62    0.12
Wisconsin             10,173,585.22    0.94
Wyoming                  367,900.04    0.03
-------------------------------------------
                      1,079,535,022     100
-------------------------------------------

                          GEOGRAPHIC DISTRIBUTION-MSAS

MSA                          BALANCE
                             -------

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              03:48 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                     PCT OF  WTD AVG   WTD   WTD AVG
                         TOTAL      OVERALL  CURRENT   AVG     LOAN   WTD AVG  WTD AVG
                        CURRENT     CURRENT   GROSS    FICO     TO     COMBO     BACK                     SECOND
   PRODUCT    COUNT     BALANCE     BALANCE   COUPON  SCORE   VALUE     LTV     RATIO   FU DOC %   IO %   LIEN %  FIXED %   ARM %
---------------------------------------------------------------------------------------------------------------------------------

2/6 LIBOR     3,939    577,247,519    53.47    7.805   596    79.53    84.41    40.74     60.04     0.00    0.00     0.00  100.00
2/6 LIBOR IO  1,108    246,494,073    22.83    6.932   640    80.23    90.97    41.70     48.95   100.00    0.00     0.00  100.00
3/6 LIBOR       107     18,589,965     1.72    7.286   619    75.83    79.85    39.26     59.51     0.00    0.00     0.00  100.00
3/6 LIBOR IO     47     11,409,555     1.06    6.922   646    78.83    84.77    41.57     38.33   100.00    0.00     0.00  100.00
5/6 LIBOR        17      3,993,255     0.37    6.636   688    78.82    79.42    42.77     46.17     0.00    0.00     0.00  100.00
BALLOON         187      8,229,916     0.76   10.257   640    29.72    97.39    41.21     52.29     0.00   84.60   100.00    0.00
BALLOON IO        2        234,800     0.02    6.923   704    80.00    80.00    34.90      0.00   100.00    0.00   100.00    0.00
FIXED         2,285    203,907,277    18.89    8.003   641    63.11    83.16    39.36     66.73     0.00   22.91   100.00    0.00
FIXED IO         42      9,428,662     0.87    6.822   672    77.26    82.23    40.03     47.54   100.00    0.00   100.00    0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL         7,734  1,079,535,022   100.00    7.630   617    76.11    85.66    40.68     58.30    24.79    4.97    20.55   79.45
=================================================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              03:43 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      PCT OF  WTD AVG           WTD AVG
                          TOTAL      OVERALL  CURRENT  WTD AVG   LOAN    WTD AVG  WTD AVG
                         CURRENT     CURRENT   GROSS    FICO      TO      COMBO     BACK                    SECOND
PROPTYPE       COUNT     BALANCE     BALANCE   COUPON   SCORE    VALUE     LTV     RATIO   FU DOC %  IO %   LIEN %  FIXED %  ARM %
-----------------------------------------------------------------------------------------------------------------------------------

2-4 Family       311     67,277,101     6.23   7.394     632     76.35    82.09    43.62     45.57   20.06   2.65    18.84    81.16
Condominium      369     50,503,117     4.68   7.665     631     76.41    88.85    42.11     56.95   33.26   5.71    14.11    85.89
Mobile Home        5        615,430     0.06   9.327     589     87.90    87.90    34.05    100.00    0.00   0.00     0.00   100.00
PUD              772    129,492,082    12.00   7.430     619     76.39    87.49    41.49     56.07   30.94   5.91    19.63    80.37
Single Family  6,221    825,084,577    76.43   7.680     614     76.03    85.44    40.26     59.60   23.75   4.96    21.19    78.81
Townhouse         56      6,562,715     0.61   7.279     619     74.76    88.89    37.78     76.12   19.14   6.57    26.92    73.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL          7,734  1,079,535,022   100.00   7.630     617     76.11    85.66    40.68     58.30   24.79   4.97    20.55    79.45
===================================================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.             AEGIS {INV REQ}            October 12, 2005
gtabor                                                              03:19 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                            PCT OF                WTD AVG
                              TOTAL        OVERALL       AVG        LOAN    WTD AVG   WTD AVG
                             CURRENT       CURRENT     CURRENT       TO      COMBO      BACK    WTD AVG
COMBO LTV       COUNT        BALANCE       BALANCE     BALANCE     VALUE      LTV      RATIO      AGE
-------------------------------------------------------------------------------------------------------

      -  9.99       2         106,600.00      0.01    53,300.00     8.49       8.49    43.78       1
10.00 - 19.99      10         648,910.92      0.06    64,891.09    15.76      15.76    37.09       2
20.00 - 29.99      26       1,886,980.60      0.17    72,576.18    25.19      25.19    36.93       1
30.00 - 39.99      48       5,695,393.98      0.53   118,654.04    35.25      35.25    38.02       2
40.00 - 49.99     102      15,001,093.68      1.39   147,069.55    45.73      45.73    36.75       2
50.00 - 59.99     233      41,639,088.94      3.86   178,708.54    55.79      55.79    39.21       2
60.00 - 69.99     456      75,102,420.92      6.96   164,698.29    65.19      65.19    38.61       2
70.00 - 74.99     430      75,970,696.39      7.04   176,676.04    72.47      72.47    40.26       2
75.00 - 79.99     399      75,120,476.85      6.96   188,271.87    77.25      77.25    40.76       2
80.00 - 84.99   1,122     187,546,823.50     17.37   167,154.03    81.63      81.63    40.43       2
85.00 - 89.99     546      88,001,412.09      8.15   161,174.75    87.03      87.08    40.88       2
90.00 - 94.99     800     124,852,348.18     11.57   156,065.44    89.61      91.11    41.17       2
95.00 - 99.99     936     104,510,260.37      9.68   111,656.26    77.58      98.61    41.25       2
100.00 +        2,624     283,452,516.03     26.26   108,023.06    72.07     100.00    41.52       2
-------------------------------------------------------------------------------------------------------
TOTAL           7,734   1,079,535,022.45    100.00   139,583.01    76.11      85.66    40.68       2
=======================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              03:12 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                 PCT OF                WTD AVG
                                   TOTAL        OVERALL       AVG        LOAN    WTD AVG   WTD AVG
                                  CURRENT       CURRENT     CURRENT       TO      COMBO      BACK    WTD AVG
SS FLAG1 COMBO LTV   COUNT        BALANCE       BALANCE     BALANCE     VALUE      LTV      RATIO      AGE
------------------------------------------------------------------------------------------------------------

FALSE                5,793     774,074,563.06     71.70   133,622.40    74.58      80.13    40.31       2
   0.00 - 19.99         12         755,510.92      0.07    62,959.24    14.74      14.74    38.03       2
   20.00 - 39.99        74       7,582,374.58      0.70   102,464.52    32.74      32.74    37.75       2
   40.00 - 59.99       335      56,640,182.62      5.25   169,075.17    53.12      53.12    38.57       2
   60.00 - 79.99     1,285     226,193,594.16     20.95   176,026.14    71.64      71.64    39.88       2
   80.00 - 99.99     2,935     431,148,584.33     39.94   146,899.01    84.35      86.70    40.73       2
   100.00 - 119.99   1,152      51,754,316.45      4.79    44,925.62    36.59     100.00    41.04       2
TRUE                 1,941     305,460,459.39     28.30   157,372.73    79.99      99.67    41.63       2
   80.00 - 99.99       469      73,762,259.81      6.83   157,275.61    79.95      98.64    41.62       2
   100.00 - 119.99   1,472     231,698,199.58     21.46   157,403.67    80.00     100.00    41.63       2
------------------------------------------------------------------------------------------------------------
TOTAL                7,734   1,079,535,022.45    100.00   139,583.01    76.11      85.66    40.68       2
============================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              02:56 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

                                  SILENT SECOND

-----------------------------------------------------------------
                                                 PCT OF
                                   TOTAL        OVERALL   WTD AVG
     SS FLAG1                     CURRENT       CURRENT    COMBO
    FICO SCORE       COUNT        BALANCE       BALANCE     LTV
-----------------------------------------------------------------
FALSE                5,793     774,074,563.06     71.70     80.13
   500 - 524           455      61,382,090.82      5.69     73.37
   525 - 549           588      82,067,743.65      7.60     74.67
   550 - 574           743      99,311,814.81      9.20     78.64
   575 - 599         1,058     122,637,987.11     11.36     81.57
   600 - 624           951     110,828,601.20     10.27     83.36
   625 - 649           765      99,918,303.73      9.26     82.91
   650 - 674           569      84,628,270.01      7.84     82.20
   675 - 699           279      42,663,730.96      3.95     81.94
   700 - 724           162      28,532,364.80      2.64     78.20
   725 - 749           104      19,789,014.74      1.83     80.71
   750 - 774            67      12,237,130.17      1.13     81.58
   775 - 799            45       8,967,568.77      0.83     77.66
   800 - 824             7       1,109,942.29      0.10     74.53
TRUE                 1,941     305,460,459.39     28.30     99.67
   550 - 574            46       6,606,319.42      0.61     99.98
   575 - 599           516      64,060,833.71      5.93     99.81
   600 - 624           461      64,099,543.98      5.94     99.60
   625 - 649           398      66,470,200.57      6.16     99.67
   650 - 674           279      53,052,077.73      4.91     99.63
   675 - 699           139      29,560,793.69      2.74     99.55
   700 - 724            47       9,659,495.09      0.89     99.80
   725 - 749            35       8,301,358.44      0.77     99.45
   750 - 774            13       2,316,014.34      0.21     99.97
   775 - 799             7       1,333,822.42      0.12     99.04
-----------------------------------------------------------------
TOTAL                7,734   1,079,535,022.45    100.00     85.66
=================================================================

                                       DTI

---------------------------------------------------------------------------------------------------------
                                                 PCT OF   WTD AVG
                                   TOTAL        OVERALL     LOAN    WTD AVG   WTD AVG   WTD AVG
                                  CURRENT       CURRENT      TO      COMBO      FICO      BACK    WTD AVG
    BACK RATIO       COUNT        BALANCE       BALANCE    VALUE      LTV      SCORE     RATIO      AGE
---------------------------------------------------------------------------------------------------------

    0.00 - 9.99         23       4,128,402.60      0.38    70.81     73.10      681       6.04       2
   10.00 - 19.99       239      25,768,905.30      2.39    75.98     82.98      617      16.48       2
   20.00 - 29.99       973     111,757,878.81     10.35    74.26     81.75      612      25.92       2
   30.00 - 39.99     2,187     290,674,774.31     26.93    75.83     84.84      617      35.60       2
   40.00 - 49.99     3,585     534,507,570.68     49.51    76.65     87.45      620      45.36       2
   50.00 - 59.99       727     112,697,490.75     10.44    76.37     84.25      607      52.13       2
---------------------------------------------------------------------------------------------------------
TOTAL                7,734   1,079,535,022.45    100.00    76.11     85.66      617      40.68       2
=========================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              02:51 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

                               LTV

-----------------------------------------------------------------
                                                 PCT OF   WTD AVG
                                   TOTAL        OVERALL     LOAN
                                  CURRENT       CURRENT      TO
   LOAN TO VALUE     COUNT        BALANCE       BALANCE    VALUE
-----------------------------------------------------------------
  0.00 -  24.99      1,427      55,348,875.94      5.13     19.78
 25.00 -  49.99        163      21,670,477.81      2.01     42.15
 50.00 -  74.99      1,119     192,712,206.25     17.85     66.03
 75.00 -  99.99      4,936     799,071,065.99     74.02     83.05
100.00 - 124.99         89      10,732,396.46      0.99    100.00
-----------------------------------------------------------------
TOTAL                7,734   1,079,535,022.45    100.00     76.11
=================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS {INV REQ}                 October 12, 2005
gtabor                                                              02:25 PM EDT
                                                                     Page 1 of 1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            PCT OF   WTD AVG             WTD AVG                        WTD AVG   WTD AVG
                              TOTAL        OVERALL   CURRENT   WTD AVG     LOAN    WTD AVG   WTD AVG    STATED     STATED
                             CURRENT       CURRENT    GROSS      FICO      TO       COMBO      BACK    ORIGINAL     REM     WTD AVG
BACK RATIO      COUNT        BALANCE       BALANCE   COUPON     SCORE     VALUE      LTV      RATIO      TERM       TERM      AGE
-----------------------------------------------------------------------------------------------------------------------------------

0.00 - 9.99        23       4,128,402.60      0.38    6.694      681      70.81     73.10      6.04       356       354         2
10.00 - 19.99     239      25,768,905.30      2.39    7.690      617      75.98     82.98     16.48       357       355         2
20.00 - 29.99     973     111,757,878.81     10.35    7.670      612      74.26     81.75     25.92       355       353         2
30.00 - 39.99   2,187     290,674,774.31     26.93    7.593      617      75.83     84.84     35.60       356       354         2
40.00 - 49.99   3,585     534,507,570.68     49.51    7.635      620      76.65     87.45     45.36       356       354         2
50.00 - 59.99     727     112,697,490.75     10.44    7.684      607      76.37     84.25     52.13       357       355         2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           7,734   1,079,535,022.45    100.00    7.630      617      76.11     85.66     40.68       356       354         2
===================================================================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

SANDELMAN PARTNERS
--------------------------------------------------------------------------------

             DEAL NAME                                           DATA REQUESTED
--------------------------------------------------------------------------------
Principal Balance:                                              1,079,535,022.45
Originators (Over 5%)                                               AEGIS (100%)
Orig2(%)
Orig3(%)
Orig4(%)
Servicers (Over 5%)                                                 AEGIS (100%)
Serv2(%)
Serv3(%)

MI (%)                                                                        0%

Number of Loans                                                            7,734
Avg Loan Balance                                                      139,583.01
FRM %                                                                      20.55
ARM % (2yr/3yr/5yr)                                                        79.45

IO %                                                                       24.76
Wtd Avg IO Term (IO loans only)                                               60
Wtd Avg FICO (IO loans)                                                      641

Wtd Avg Current Mortgage Rate (%)                                           7.63
Non-Zero Wtd Avg Margin (%)                                                 6.32
Wtd Avg Initial Cap (%)                                                    2.976
Wtd Avg Periodic Cap (%)                                                   1.004
1st Lien %                                                                 95.03
2nd Lien%                                                                   4.97

Non-Zero Wtd Avg FICO                                                        617
FICO below 600 (inc. N/A)%                                                  40.4
% FICO below 550 (inc. N/A)%                                               13.29

Wtd Avg Comb Orig LTV                                                      85.66
% LTV > 80                                                                 73.03
% LTV > 90                                                                 47.51
% LTV > 95                                                                 35.94

Silent 2nds %                                                               28.3
CLTV including all silent 2nds (%)                                         85.66

% Full Doc                                                                  58.3
% Stated Doc                                                               41.42
% Limited Doc                                                                  0

% Owner Occupied                                                           96.03

% Cashout Refinance                                                        60.07
% Purchase                                                                 38.71
% Rate Term Refinance                                                       1.22

CA(%)                                                                       12.3
FL(%)                                                                      12.25
NY(%)                                                                       6.99
IL(%)                                                                       5.79

% Prepay Penalty                                                           74.16

Wtd Avg Std Orig Term (mths)                                                 356
Wtd Avg Std Rem Term (mths)                                                  355
WALA (mths)
Initial O/C
Stepdown Target O/C
O/C Floor (% of Orig)

SANDELMAN PARTNERS
--------------------------------------------------------------------------------

0% YIELD STRESS ANALYSIS - CDR & CUM LOSS

SCENARIO 1                  SCENARIO 2                 SCENARIO 3
FWD Curve                   FWD Curve +200             FWD Curve -200
50% Severity (1st Lien)     50% Severity (1st Lien)    50% Severity (1st Lien)
100% Severity (2nd liens)   100% Severity (2nd liens)  100% Severity (2nd liens)
6M lag                      6M lag                     6M lag
Triggers Fail               Triggers Fail              Triggers Fail
To Maturity                 To Maturity                To Maturity
Pricing Speed               Pricing Speed              Pricing Speed

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        AEGIS 0505 - ALL IO LOANS       October 12, 2005
Kingsley                                                            11:56 AM EDT
                                                                     Page 1 of 3
--------------------------------------------------------------------------------

                     FIXED RATE SCHEDULED PRINCIPAL BALANCE

-------------------------------------------------------------------------------------
     CURRENT BALANCE      COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

      0.00 -  50,000.00       1        44,900.00      0.02     578      84.88   9.580
 50,000.01 - 100,000.00     123     9,774,928.90      3.65     621      79.47   7.633
100,000.01 - 150,000.00     274    34,273,597.56     12.81     630      79.78   7.159
150,000.01 - 200,000.00     236    41,407,265.07     15.48     639      79.37   6.919
200,000.01 - 250,000.00     173    38,810,617.14     14.51     637      79.47   6.899
250,000.01 - 300,000.00     128    35,297,095.88     13.19     644      79.88   6.855
300,000.01 - 350,000.00      75    24,088,247.33      9.00     647      79.59   6.803
350,000.01 - 400,000.00      67    25,024,591.79      9.35     642      79.35   6.747
400,000.01 - 450,000.00      53    22,582,600.00      8.44     656      81.84   6.836
450,000.01 - 500,000.00      41    19,601,200.00      7.33     641      81.97   6.889
500,000.01 - 550,000.00      11     5,774,846.33      2.16     650      80.22   6.819
550,000.01 - 600,000.00      10     5,813,900.00      2.17     646      85.04   7.103
600,000.01 - 650,000.00       5     3,173,300.00      1.19     652      76.98   7.198
700,000.01 - 750,000.00       1       705,500.00      0.26     699      85.00   7.420
750,000.01 +                  1     1,194,500.00      0.45     786      82.38   5.102
-------------------------------------------------------------------------------------
TOTAL                     1,199   267,567,090.00    100.00     641      80.07   6.928
=====================================================================================

                            AGGREGATE MORTGAGE RATES

--------------------------------------------------------------------------------------
  CURRENT GROSS COUPON    COUNT      BALANCE       PERCENT   WA FICO   WA LTV     WAC
--------------------------------------------------------------------------------------

4.501 - 5.000                 2       718,000.00      0.27     614      75.77    4.872
5.001 - 5.500                29     8,723,691.64      3.26     694      76.36    5.299
5.501 - 6.000                91    24,163,301.79      9.03     666      76.81    5.859
6.001 - 6.500               200    49,339,232.48     18.44     650      79.40    6.315
6.501 - 7.000               357    83,494,223.44     31.20     641      79.72    6.795
7.001 - 7.500               218    42,589,297.11     15.92     634      80.46    7.267
7.501 - 8.000               165    34,165,803.10     12.77     632      82.07    7.755
8.001 - 8.500                79    13,794,140.44      5.16     614      82.67    8.261
8.501 - 9.000                36     6,893,700.00      2.58     609      84.50    8.714
9.001 - 9.500                13     2,158,150.00      0.81     605      84.51    9.165
9.501 - 10.000                7     1,133,300.00      0.42     598      88.24    9.795
10.001 - 10.500               2       394,250.00      0.15     619      95.00   10.177
--------------------------------------------------------------------------------------
TOTAL                     1,199   267,567,090.00    100.00     641      80.07    6.928
======================================================================================

                  AGGREGATE ORIGINAL TERMS TO STATED MATURITY

-------------------------------------------------------------------------------------
     ORIGINAL TERM        COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

0 - 180                       2       234,800.00      0.09     704      80.00   6.923
301 +                     1,197   267,332,290.00     99.91     641      80.07   6.928
-------------------------------------------------------------------------------------
TOTAL                     1,199   267,567,090.00    100.00     641      80.07   6.928
=====================================================================================

                  AGGREGATE REMAINING TERMS TO STATED MATURITY

-------------------------------------------------------------------------------------
     REMAINING TERM       COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

0 - 180                       2       234,800.00      0.09     704      80.00   6.923
301 +                     1,197   267,332,290.00     99.91     641      80.07   6.928
-------------------------------------------------------------------------------------
TOTAL                     1,199   267,567,090.00    100.00     641      80.07   6.928
=====================================================================================

                          AGGREGATE LOAN-TO-VALUE RATIO

-------------------------------------------------------------------------------------
      PROSUPP LTV         COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

20.01 - 30.00                 2       196,700.00      0.07     597      24.52   7.512
30.01 - 40.00                 4       880,000.00      0.33     594      34.83   6.724
40.01 - 50.00                13     2,333,100.00      0.87     647      45.59   6.437
50.01 - 60.00                18     5,027,000.00      1.88     631      56.06   6.510
60.01 - 70.00                50    11,726,213.43      4.38     630      66.35   6.637
70.01 - 80.00               901   189,368,713.46     70.77     644      79.61   6.827
80.01 - 90.00               168    48,260,973.33     18.04     638      87.47   7.340
90.01 - 100.00               43     9,774,389.78      3.65     641      94.67   7.516
-------------------------------------------------------------------------------------
TOTAL                     1,199   267,567,090.00    100.00     641      80.07   6.928
=====================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   AEGIS 0505 - ALL IO LOANS            October 12, 2005
kingsley                                                            11:56 AM EDT
                                                                     Page 2 of 3
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE

------------------------------------------------------------------------
FICO SCORE   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
------------------------------------------------------------------------
541 -560         1       188,100.00      0.07     560      90.00   8.640
561 -580        40     9,179,727.00      3.43     572      79.05   7.324
581 -600       230    44,988,233.59     16.81     591      79.07   7.287
601 -620       216    43,434,922.72     16.23     609      79.57   7.058
621 -640       216    46,076,967.00     17.22     630      81.08   7.015
641 -660       188    42,169,056.71     15.76     651      80.04   6.834
661 -680       127    33,224,577.90     12.42     669      80.82   6.676
681 -700        83    23,230,117.33      8.68     690      80.60   6.732
701 -720        27     6,218,119.78      2.32     710      79.49   6.522
721 -740        34    10,140,276.33      3.79     729      80.96   6.583
741 -760        18     3,522,400.00      1.32     750      82.07   6.469
761 -780        12     2,980,500.00      1.11     771      72.60   6.097
781 +            7     2,214,091.64      0.83     786      80.46   5.627
------------------------------------------------------------------------
TOTAL        1,199   267,567,090.00    100.00     641      80.07   6.928
========================================================================

                             AGGREGATE LOAN PURPOSE

---------------------------------------------------------------------------
LOAN PURPOSE    COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------
Cash-Out Refi     494   124,295,764.49     46.45     635      79.43   6.936
Purchase          705   143,271,325.51     53.55     647      80.62   6.920
---------------------------------------------------------------------------
TOTAL           1,199   267,567,090.00    100.00     641      80.07   6.928
===========================================================================

                             AGGREGATE PROPERTY TYPE

-----------------------------------------------------------------------------
PROPERTY TYPE     COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-----------------------------------------------------------------------------
2-4 FAMILY UNIT      39    13,495,500.00      5.04     647      80.29   6.900
CONDO                92    16,796,399.66      6.28     651      80.38   6.850
PUD                 167    39,960,121.07     14.93     637      81.03   6.940
S/F DETACHED        890   195,960,269.27     73.24     641      79.82   6.935
TOWNHOUSE            11     1,354,800.00      0.51     627      81.18   6.734
-----------------------------------------------------------------------------
TOTAL             1,199   267,567,090.00    100.00     641      80.07   6.928
=============================================================================

                                AGGREGATE STATES

-------------------------------------------------------------------
JURIS   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------
AL          8       756,000.00      0.28     612      81.32   8.080
AZ        102    20,008,450.64      7.48     638      80.12   6.919
CO         77    14,543,804.34      5.44     631      82.08   6.655
CT          4       735,600.00      0.27     637      80.07   7.492
DE          2       286,800.00      0.11     655      83.34   7.663
FL        145    30,765,615.48     11.50     647      80.55   7.046
GA         50     7,453,387.49      2.79     626      81.78   7.525
IA          2       130,700.00      0.05     584      79.93   8.146
ID          1       113,200.00      0.04     601      80.00   6.780
IL         59    12,178,250.00      4.55     644      80.61   7.006
IN          7       897,918.94      0.34     627      80.77   6.963
KS          1       107,600.00      0.04     623      80.00   8.875
KY          6       696,332.01      0.26     599      83.04   7.300
LA          4       597,200.00      0.22     617      80.00   6.706
MA         39    11,090,700.00      4.15     644      77.40   7.226
MD         33     9,358,201.75      3.50     649      81.22   6.927
ME          1       220,000.00      0.08     654      80.00   8.598
MI         43     7,148,391.32      2.67     649      81.87   7.391
MN         19     3,690,784.00      1.38     646      81.18   7.360
MO          7       801,400.00      0.30     638      83.00   7.117
MS          1        65,800.00      0.02     587      84.90   9.020
NC         48     6,346,995.00      2.37     614      83.43   7.807
NH          5     1,245,600.00      0.47     637      80.00   7.016
NJ         10     2,700,600.00      1.01     625      81.07   7.647
NM          4       671,500.00      0.25     599      79.06   7.542
NOCAL      98    32,167,331.78     12.02     653      79.06   6.619

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.   AEGIS 0505 - ALL IO LOANS            October 12, 2005
kingsley                                                            11:56 AM EDT
                                                                     Page 3 of 3
--------------------------------------------------------------------------------

                                AGGREGATE STATES

-------------------------------------------------------------------
JURIS   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------
NV         75    16,939,567.80      6.33     640      80.21   6.815
NY         43    15,784,497.33      5.90     644      81.71   6.685
OH         37     3,865,100.00      1.44     619      81.07   7.410
OK          1       130,800.00      0.05     621      80.00   6.920
OR          8     1,474,800.00      0.55     657      83.73   6.786
PA          4       666,900.00      0.25     641      79.99   7.124
RI         13     3,025,500.00      1.13     643      78.46   6.973
SC         14     1,522,300.00      0.57     599      82.04   7.976
SOCAL     124    40,028,950.00     14.96     645      77.22   6.675
TN          6       741,139.46      0.28     619      79.99   7.053
TX         17     2,807,053.00      1.05     637      80.05   7.426
UT         24     4,245,200.00      1.59     644      82.40   6.552
VA         17     3,688,400.00      1.38     642      81.00   7.391
WA         37     7,183,259.66      2.68     636      80.48   6.385
WI          2       519,860.00      0.19     652      83.90   7.968
WY          1       165,600.00      0.06     597      80.00   7.870
-------------------------------------------------------------------
TOTAL   1,199   267,567,090.00    100.00     641      80.07   6.928
===================================================================

                          AGGREGATE DOCUMENTATION TYPE

------------------------------------------------------------------------
DOC STRING   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
------------------------------------------------------------------------
AltDoc          40    10,610,900.00      3.97     648      81.53   6.634
Full           626   118,907,160.23     44.44     626      80.45   6.761
Stated         533   138,049,029.77     51.59     654      79.63   7.093
------------------------------------------------------------------------
TOTAL        1,199   267,567,090.00    100.00     641      80.07   6.928
========================================================================

                            AGGREGATE OCCUPANCY TYPE

----------------------------------------------------------------------------
OCCUPANCY TYPE   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------
OWNER OCCUPIED   1,196   266,823,690.00     99.72     642      80.04   6.925
SECOND HOME          3       743,400.00      0.28     617      90.66   7.864
----------------------------------------------------------------------------
TOTAL            1,199   267,567,090.00    100.00     641      80.07   6.928
============================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       AEGIS 0505 - ALL IO LOANS        October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 1 of 2
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN

---------------------------------------------------------------------------------
GROSS COUPON MARGIN   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------------

200.1 - 250.0             2       618,000.00      0.24     638      84.13   6.580
250.1 - 300.0             5       802,100.00      0.31     641      75.82   6.827
300.1 - 350.0             2       401,600.00      0.16     691      80.00   5.201
350.1 - 400.0            12     3,997,791.64      1.55     703      76.19   5.483
400.1 - 450.0            34     9,541,800.00      3.70     665      73.85   5.669
450.1 - 500.0           133    31,747,575.83     12.31     655      78.98   6.257
500.1 - 550.0           221    52,322,876.55     20.29     642      79.42   6.626
550.1 - 600.0           259    58,434,143.24     22.66     640      79.77   6.867
600.1 - 650.0           220    45,604,244.81     17.68     637      81.20   7.229
650.1 - 700.0           164    33,503,962.26     12.99     626      81.42   7.535
700.1 - 750.0            65    12,832,702.33      4.98     627      83.21   7.933
750.1 - 800.0            28     5,745,581.77      2.23     610      85.00   8.456
800.1 - 850.0             7     1,159,250.00      0.45     594      88.73   8.941
850.1 - 900.0             3     1,192,000.00      0.46     629      90.55   8.804
---------------------------------------------------------------------------------
TOTAL                 1,155   257,903,628.43    100.00     640      80.17   6.931
=================================================================================

                         AGGREGATE INITIAL PERIODIC CAP

----------------------------------------------------------------------------------
MAX INITIAL RATE ADJ   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------------

1.000                      1       220,000.00      0.09     654      80.00   8.598
1.500                     14     3,993,440.00      1.55     645      79.68   6.546
3.000                  1,140   253,690,188.43     98.37     640      80.18   6.936
----------------------------------------------------------------------------------
TOTAL                  1,155   257,903,628.43    100.00     640      80.17   6.931
==================================================================================

                             AGGREGATE PERIODIC CAP

--------------------------------------------------------------------------
MAX RATE ADJ   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------
1.000          1,137   253,088,189.27     98.13     640      80.19   6.937
1.500             18     4,815,439.16      1.87     641      79.03   6.618
--------------------------------------------------------------------------
TOTAL          1,155   257,903,628.43    100.00     640      80.17   6.931
==========================================================================

                             AGGREGATE MAXIMUM RATE

------------------------------------------------------------------------------
GROSS LIFE CAP    COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
------------------------------------------------------------------------------
10.501 - 11.000       2       718,000.00      0.28     614      75.77    4.872
11.001 - 11.500      28     8,435,691.64      3.27     692      76.24    5.292
11.501 - 12.000      78    20,764,380.00      8.05     661      77.60    5.860
12.001 - 12.500     182    44,542,728.50     17.27     649      79.29    6.308
12.501 - 13.500     515   115,033,020.40     44.60     638      79.95    6.928
13.501 - 14.000     188    39,127,495.29     15.17     634      81.95    7.579
14.001 - 14.500      99    17,162,299.27      6.65     615      81.97    7.984
14.501 - 15.000      42     8,554,013.33      3.32     620      83.83    8.504
15.001 - 15.500      12     2,038,450.00      0.79     601      83.48    9.055
15.501 - 16.000       7     1,133,300.00      0.44     598      88.24    9.795
16.001 - 16.500       2       394,250.00      0.15     619      95.00   10.177
------------------------------------------------------------------------------
TOTAL             1,155   257,903,628.43    100.00     640      80.17    6.931
==============================================================================

                         AGGREGATE MINIMUM RATE (FLOOR)

-----------------------------------------------------------------------------
GROSS LIFE FLOOR   COUNT      BALANCE      PERCENT   WA FICO   WA LTV    WAC
-----------------------------------------------------------------------------
3.001 - 3.500         1       264,000.00     0.10      742      80.00   5.300
4.501 - 5.000         8     2,720,900.00     1.06      644      78.19   6.478
5.001 - 5.500        31     9,186,691.64     3.56      688      76.47   5.412
5.501 - 6.000        81    21,160,600.00     8.20      662      77.74   5.877
6.001 - 6.500       200    48,494,805.48    18.80      649      79.45   6.334
6.501 - 7.000       343    80,873,563.66    31.36      639      79.80   6.811
7.001 - 7.500       210    41,290,872.11    16.01      634      80.24   7.275
7.501 - 8.000       156    32,130,555.10    12.46      632      82.15   7.756
8.001 - 8.500        71    12,035,140.44     4.67      611      83.36   8.251
8.501 - 9.000        34     6,324,500.00     2.45      603      84.77   8.725
9.001 - 9.500        11     1,894,450.00     0.73      602      83.91   9.131
9.501 - 10.000        7     1,133,300.00     0.44      598      88.24   9.795

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.       AEGIS 0505 - ALL IO LOANS        October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

                         AGGREGATE MINIMUM RATE (FLOOR)

-------------------------------------------------------------------------------
GROSS LIFE FLOOR   COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
-------------------------------------------------------------------------------
10.001 - 10.500        2       394,250.00      0.15     619      95.00   10.177
-------------------------------------------------------------------------------
TOTAL              1,155   257,903,628.43    100.00     640      80.17    6.931
===============================================================================

                         AGGREGATE NEXT RATE ADJUST DATE

---------------------------------------------------------------------------------
FIRST RATE ADJ DATE   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------------

200707                   23     5,858,244.14      2.27     644      78.31   7.431
200708                  132    28,429,969.50     11.02     646      79.89   7.014
200709                  592   130,384,679.79     50.56     638      80.40   6.839
200710                  361    81,821,180.00     31.73     641      80.21   7.016
200808                    7     2,190,715.00      0.85     637      80.97   6.806
200809                   30     7,083,040.00      2.75     657      78.99   6.837
200810                   10     2,135,800.00      0.83     621      76.14   7.320
---------------------------------------------------------------------------------
TOTAL                 1,155   257,903,628.43    100.00     640      80.17   6.931
=================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 2 IO LOANS     October 12, 2005
kingsley                                                            11:56 AM EDT
                                                                     Page 1 of 3
--------------------------------------------------------------------------------

                     FIXED RATE SCHEDULED PRINCIPAL BALANCE

-------------------------------------------------------------------------------------
    CURRENT BALANCE       COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

 50,000.01 - 100,000.00     70      5,528,889.64      5.20     630      79.86   7.566
100,000.01 - 150,000.00    173     21,728,426.95     20.45     631      79.51   7.122
150,000.01 - 200,000.00    150     26,356,194.47     24.80     638      79.09   6.816
200,000.01 - 250,000.00    112     24,999,086.21     23.53     639      79.93   6.868
250,000.01 - 300,000.00     70     19,236,200.00     18.10     641      79.46   6.849
300,000.01 - 350,000.00     24      7,708,400.00      7.25     661      77.56   6.283
350,000.01 - 400,000.00      2        707,000.00      0.67     678      84.87   5.875
-------------------------------------------------------------------------------------
TOTAL                      601    106,264,197.27    100.00     639      79.41   6.891
=====================================================================================

                            AGGREGATE MORTGAGE RATES

----------------------------------------------------------------------------------
CURRENT GROSS COUPON   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------------

5.001 - 5.500            14      2,817,491.64      2.65     695      76.12   5.256
5.501 - 6.000            47     10,343,760.00      9.73     662      75.21   5.835
6.001 - 6.500           115     22,565,518.14     21.24     646      78.19   6.293
6.501 - 7.000           179     32,206,697.04     30.31     642      80.16   6.779
7.001 - 7.500            94     14,939,092.01     14.06     629      80.53   7.262
7.501 - 8.000            85     14,063,968.00     13.23     621      80.37   7.757
8.001 - 8.500            41      5,874,870.44      5.53     613      80.97   8.277
8.501 - 9.000            20      2,772,300.00      2.61     608      82.94   8.703
9.001 - 9.500             4        487,000.00      0.46     625      88.90   9.290
9.501 - 10.000            2        193,500.00      0.18     602      90.00   9.777
----------------------------------------------------------------------------------
TOTAL                   601    106,264,197.27    100.00     639      79.41   6.891
==================================================================================

                   AGGREGATE ORIGINAL TERMS TO STATED MATURITY

---------------------------------------------------------------------------
ORIGINAL TERM   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------
0 - 180            2        234,800.00      0.22     704      80.00   6.923
301 +            599    106,029,397.27     99.78     639      79.41   6.891
---------------------------------------------------------------------------
TOTAL            601    106,264,197.27    100.00     639      79.41   6.891
===========================================================================

                  AGGREGATE REMAINING TERMS TO STATED MATURITY

----------------------------------------------------------------------------
REMAINING TERM   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------
0 - 180             2        234,800.00      0.22     704      80.00   6.923
301 +             599    106,029,397.27     99.78     639      79.41   6.891
----------------------------------------------------------------------------
TOTAL             601    106,264,197.27    100.00     639      79.41   6.891
============================================================================

                          AGGREGATE LOAN-TO-VALUE RATIO

----------------------------------------------------------------------------
  PROSUPP LTV    COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------
20.01 - 30.00       1        115,000.00      0.11     601      27.06   6.370
30.01 - 40.00       3        480,000.00      0.45     587      36.07   6.669
40.01 - 50.00       8      1,289,200.00      1.21     620      44.70   6.761
50.01 - 60.00       6      1,443,600.00      1.36     657      54.63   6.155
60.01 - 70.00      30      6,075,891.64      5.72     629      65.13   6.648
70.01 - 80.00     468     80,307,888.85     75.57     640      79.67   6.824
80.01 - 90.00      63     12,660,477.00     11.91     632      88.35   7.429
90.01 - 100.00     22      3,892,139.78      3.66     654      94.72   7.265
----------------------------------------------------------------------------
TOTAL             601    106,264,197.27    100.00     639      79.41   6.891
============================================================================

                              AGGREGATE FICO SCORE

-----------------------------------------------------------------------
FICO SCORE   COUNT     BALANCE       PERCENT   WA FICO   WA LTV    WAC
-----------------------------------------------------------------------
541 - 560       1       188,100.00     0.18      560      90.00   8.640
561 - 580      17     3,028,077.00     2.85      573      77.79   7.308
581 - 600     117    18,814,680.01    17.71      590      77.38   7.219
601 - 620     116    19,341,170.26    18.20      608      79.00   7.013
621 - 640     111    19,057,600.00    17.93      631      81.22   7.070
641 - 660      94    17,556,478.58    16.52      651      79.54   6.769
661 - 680      53    10,082,560.00     9.49      670      80.02   6.545
681 - 700      38     7,903,600.00     7.44      690      79.82   6.494
-----------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 2 IO LOANS     October 12, 2005
kingsley                                                            11:56 AM EDT
                                                                     Page 2 of 3
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE

--------------------------------------------------------------------------------
    FICO SCORE       COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
701 - 720              18      3,474,539.78      3.27     708      80.05   6.605
721 - 740              17      3,615,600.00      3.40     728      79.50   6.388
741 - 760               8      1,123,600.00      1.06     747      85.74   6.697
761 - 780               6      1,223,600.00      1.15     768      76.02   5.956
781 +                   5        854,591.64      0.80     787      76.09   6.201
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

                             AGGREGATE LOAN PURPOSE

--------------------------------------------------------------------------------
   LOAN PURPOSE      COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
Cash-Out Refi         238     45,603,708.06     42.92     637      78.15   6.900
Purchase              363     60,660,489.21     57.08     640      80.35   6.884
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

                             AGGREGATE PROPERTY TYPE

--------------------------------------------------------------------------------
   PROPERTY TYPE     COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
2-4 FAMILY UNIT        12      2,397,200.00      2.26     633      74.02   7.064
CONDO                  51      9,231,100.00      8.69     659      80.21   6.748
PUD                    84     15,700,848.00     14.78     635      81.01   6.722
S/F DETACHED          445     77,873,249.27     73.28     638      79.15   6.940
TOWNHOUSE               9      1,061,800.00      1.00     632      79.41   6.645
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

                                AGGREGATE STATES

--------------------------------------------------------------------------------
       JURIS         COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
AL                      4        400,000.00      0.38     618      80.00   7.859
AZ                     51      8,304,759.64      7.82     626      79.54   6.720
CO                     45      7,610,000.00      7.16     634      81.19   6.600
CT                      3        441,000.00      0.42     650      81.36   7.461
DE                      2        286,800.00      0.27     655      83.34   7.663
FL                     81     14,291,513.69     13.45     647      79.69   6.973
GA                     27      3,422,950.00      3.22     638      81.11   7.489
IL                     32      5,297,700.00      4.99     644      80.70   6.835
IN                      4        524,918.94      0.49     635      79.99   6.908
KY                      4        511,920.01      0.48     598      84.14   7.255
LA                      3        301,200.00      0.28     617      80.00   6.998
MA                     13      2,584,900.00      2.43     646      71.51   7.104
MD                     12      2,709,620.00      2.55     639      81.84   6.922
ME                      1        220,000.00      0.21     654      80.00   8.598
MI                     23      3,752,659.78      3.53     646      81.15   7.334
MN                     13      2,291,712.00      2.16     660      80.02   7.064
MO                      5        571,800.00      0.54     649      84.21   7.137
NC                     25      3,259,000.00      3.07     611      83.75   7.598
NH                      3        740,000.00      0.70     634      80.00   6.260
NJ                      2        506,600.00      0.48     625      75.72   7.111
NM                      2        408,300.00      0.38     597      78.46   7.695
NOCAL                  34      7,900,394.57      7.43     656      75.28   6.511
NV                     43      8,354,668.64      7.86     636      79.09   6.778
NY                     10      2,295,000.00      2.16     633      77.70   6.586
OH                     24      2,537,400.00      2.39     627      81.97   7.327
OK                      1        130,800.00      0.12     621      80.00   6.920
OR                      7      1,397,200.00      1.31     655      83.94   6.753
PA                      3        467,000.00      0.44     659      79.99   7.148
RI                     10      2,168,400.00      2.04     651      77.33   7.076
SC                      7        602,400.00      0.57     595      81.10   8.236
SOCAL                  45     11,659,800.00     10.97     641      76.28   6.673
TN                      5        622,500.00      0.59     614      79.99   7.151
TX                     10      1,106,020.00      1.04     634      80.61   6.977
UT                     13      2,012,000.00      1.89     652      82.40   6.734
--------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 2 IO LOANS     October 12, 2005
kingsley                                                            11:56 AM EDT
                                                                     Page 3 of 3
--------------------------------------------------------------------------------

                                AGGREGATE STATES

--------------------------------------------------------------------------------
       JURIS         COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
VA                      9      1,801,200.00      1.70     636      81.61   7.250
WA                     23      4,403,960.00      4.14     629      80.78   6.394
WI                      1        202,500.00      0.19     639      90.00   9.500
WY                      1        165,600.00      0.16     597      80.00   7.870
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

                          AGGREGATE DOCUMENTATION TYPE

--------------------------------------------------------------------------------
    DOC STRING       COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
AltDoc                 17      3,304,200.00      3.11     658      79.43   6.546
Full                  359     60,199,565.19     56.65     629      80.17   6.755
Stated                225     42,760,432.08     40.24     652      78.33   7.109
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

                            AGGREGATE OCCUPANCY TYPE

--------------------------------------------------------------------------------
  OCCUPANCY TYPE     COUNT      BALANCE       PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
OWNER OCCUPIED        600    106,157,197.27     99.90     639      79.42   6.892
SECOND HOME             1        107,000.00      0.10     670      64.85   6.012
--------------------------------------------------------------------------------
TOTAL                 601    106,264,197.27    100.00     639      79.41   6.891
================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    AEGIS 0505 - GROUP 2 IO LOANS       October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 1 of 2
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN

---------------------------------------------------------------------------------
GROSS COUPON MARGIN   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------------

200.1 - 250.0            1        108,000.00      0.11     655      80.00   6.530
300.1 - 350.0            2        401,600.00      0.40     691      80.00   5.201
350.1 - 400.0            6      1,246,691.64      1.24     712      73.43   5.167
400.1 - 450.0           14      2,955,100.00      2.93     667      71.18   5.710
450.1 - 500.0           77     14,774,458.50     14.67     651      77.94   6.169
500.1 - 550.0          114     21,450,405.69     21.30     635      79.75   6.633
550.1 - 600.0          124     21,703,940.08     21.55     638      79.69   6.828
600.1 - 650.0          105     18,327,020.01     18.20     633      80.17   7.186
650.1 - 700.0           80     12,823,441.57     12.73     620      79.84   7.608
700.1 - 750.0           35      5,715,000.00      5.68     620      83.55   8.144
750.1 - 800.0            8      1,002,400.00      1.00     640      80.96   8.123
800.1 - 850.0            1         67,500.00      0.07     598      90.00   9.660
850.1 - 900.0            1        126,000.00      0.13     604      90.00   9.840
---------------------------------------------------------------------------------
TOTAL                  568    100,701,557.49    100.00     637      79.48   6.887
=================================================================================

                         AGGREGATE INITIAL PERIODIC CAP

----------------------------------------------------------------------------------
MAX INITIAL RATE ADJ   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
----------------------------------------------------------------------------------

1.000                     1        220,000.00      0.22     654      80.00   8.598
1.500                     5      1,021,500.00      1.01     649      77.05   6.262
3.000                   562     99,460,057.49     98.77     637      79.50   6.890
----------------------------------------------------------------------------------
TOTAL                   568    100,701,557.49    100.00     637      79.48   6.887
==================================================================================

                             AGGREGATE PERIODIC CAP

--------------------------------------------------------------------------
MAX RATE ADJ   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------
1.000           562     99,536,057.49     98.84     637      79.50   6.892
1.500             6      1,165,500.00      1.16     642      77.15   6.482
--------------------------------------------------------------------------
TOTAL           568    100,701,557.49    100.00     637      79.48   6.887
==========================================================================

                             AGGREGATE MAXIMUM RATE

-----------------------------------------------------------------------------
GROSS LIFE CAP    COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-----------------------------------------------------------------------------
11.001 - 11.500     14      2,817,491.64      2.80     695      76.12   5.256
11.501 - 12.000     39      8,591,160.00      8.53     656      76.66   5.836
12.001 - 12.500    105     20,599,818.50     20.46     644      78.00   6.291
12.501 - 13.500    244     42,818,728.91     42.52     636      80.06   6.909
13.501 - 14.000     94     15,834,468.00     15.72     626      80.66   7.565
14.001 - 14.500     44      6,036,790.44      5.99     616      81.10   8.145
14.501 - 15.000     23      3,442,300.00      3.42     613      81.36   8.469
15.001 - 15.500      3        367,300.00      0.36     610      84.60   8.718
15.501 - 16.000      2        193,500.00      0.19     602      90.00   9.777
-----------------------------------------------------------------------------
TOTAL              568    100,701,557.49    100.00     637      79.48   6.887
=============================================================================

                         AGGREGATE MINIMUM RATE (FLOOR)

------------------------------------------------------------------------------
GROSS LIFE FLOOR   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
------------------------------------------------------------------------------
3.001 - 3.500         1        264,000.00      0.26     742      80.00   5.300
4.501 - 5.000         1        124,500.00      0.12     643      64.84   6.000
5.001 - 5.500        16      3,280,491.64      3.26     677      76.46   5.578
5.501 - 6.000        42      9,300,980.00      9.24     658      77.11   5.871
6.001 - 6.500       116     22,269,858.14     22.11     643      78.31   6.329
6.501 - 7.000       167     30,189,437.26     29.98     638      79.91   6.787
7.001 - 7.500        89     14,243,000.01     14.14     629      80.15   7.294
7.501 - 8.000        79     13,190,320.00     13.10     621      80.40   7.762
8.001 - 8.500        34      4,739,870.44      4.71     615      81.98   8.256
8.501 - 9.000        19      2,682,300.00      2.66     608      82.70   8.703
9.001 - 9.500         2        223,300.00      0.22     623      88.97   9.149
9.501 - 10.000        2        193,500.00      0.19     602      90.00   9.777
------------------------------------------------------------------------------
TOTAL               568    100,701,557.49    100.00     637      79.48   6.887
==============================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.    AEGIS 0505 - GROUP 2 IO LOANS       October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

                         AGGREGATE NEXT RATE ADJUST DATE

---------------------------------------------------------------------------------
FIRST RATE ADJ DATE   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------------

200707                  10      1,674,322.21      1.66     639      80.49   7.138
200708                  61     10,730,555.70     10.66     643      79.48   6.976
200709                 300     53,499,699.58     53.13     635      79.83   6.804
200710                 184     31,986,880.00     31.76     638      78.89   7.007
200809                  10      2,256,900.00      2.24     656      79.64   6.532
200810                   3        553,200.00      0.55     621      75.28   7.011
---------------------------------------------------------------------------------
TOTAL                  568    100,701,557.49    100.00     637      79.48   6.887
=================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 1 IO LOANS     October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 1 of 3
--------------------------------------------------------------------------------

                     FIXED RATE SCHEDULED PRINCIPAL BALANCE

-------------------------------------------------------------------------------------
CURRENT BALANCE           COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------------------

      0.00 - 50,000.00       1         44,900.00      0.03     578      84.88   9.580
 50,000.01 - 100,000.00     53      4,246,039.26      2.63     609      78.96   7.721
100,000.01 - 150,000.00    101     12,545,170.61      7.78     628      80.24   7.224
150,000.01 - 200,000.00     86     15,051,070.60      9.33     641      79.87   7.098
200,000.01 - 250,000.00     61     13,811,530.93      8.56     633      78.64   6.954
250,000.01 - 300,000.00     58     16,060,895.88      9.96     647      80.39   6.863
300,000.01 - 350,000.00     51     16,379,847.33     10.15     641      80.55   7.047
350,000.01 - 400,000.00     65     24,317,591.79     15.08     641      79.19   6.772
400,000.01 - 450,000.00     53     22,582,600.00     14.00     656      81.84   6.836
450,000.01 - 500,000.00     41     19,601,200.00     12.15     641      81.97   6.889
500,000.01 - 550,000.00     11      5,774,846.33      3.58     650      80.22   6.819
550,000.01 - 600,000.00     10      5,813,900.00      3.60     646      85.04   7.103
600,000.01 - 650,000.00      5      3,173,300.00      1.97     652      76.98   7.198
700,000.01 - 750,000.00      1        705,500.00      0.44     699      85.00   7.420
750,000.01 +                 1      1,194,500.00      0.74     786      82.38   5.102
-------------------------------------------------------------------------------------
TOTAL                      598    161,302,892.73    100.00     643      80.50   6.952
=====================================================================================

                            AGGREGATE MORTGAGE RATES

-----------------------------------------------------------------------------------
CURRENT GROSS COUPON   COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
-----------------------------------------------------------------------------------

4.501 - 5.000             2        718,000.00      0.45     614      75.77    4.872
5.001 - 5.500            15      5,906,200.00      3.66     693      76.48    5.319
5.501 - 6.000            44     13,819,541.79      8.57     668      78.00    5.877
6.001 - 6.500            85     26,773,714.34     16.60     653      80.42    6.332
6.501 - 7.000           178     51,287,526.40     31.80     640      79.45    6.805
7.001 - 7.500           124     27,650,205.10     17.14     637      80.42    7.269
7.501 - 8.000            80     20,101,835.10     12.46     640      83.25    7.753
8.001 - 8.500            38      7,919,270.00      4.91     615      83.92    8.249
8.501 - 9.000            16      4,121,400.00      2.56     610      85.56    8.722
9.001 - 9.500             9      1,671,150.00      1.04     600      83.24    9.129
9.501 - 10.000            5        939,800.00      0.58     597      87.88    9.798
10.001 - 10.500           2        394,250.00      0.24     619      95.00   10.177
-----------------------------------------------------------------------------------
TOTAL                   598    161,302,892.73    100.00     643      80.50    6.952
===================================================================================

                   AGGREGATE ORIGINAL TERMS TO STATED MATURITY

----------------------------------------------------------------------------
ORIGINAL TERM   COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
----------------------------------------------------------------------------
301 +            598    161,302,892.73    100.00     643      80.50    6.952
----------------------------------------------------------------------------
TOTAL            598    161,302,892.73    100.00     643      80.50    6.952
============================================================================

                  AGGREGATE REMAINING TERMS TO STATED MATURITY

-----------------------------------------------------------------------------
REMAINING TERM   COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
-----------------------------------------------------------------------------
301 +             598    161,302,892.73    100.00     643      80.50    6.952
TOTAL             598    161,302,892.73    100.00     643      80.50    6.952
=============================================================================

                          AGGREGATE LOAN-TO-VALUE RATIO

-----------------------------------------------------------------------------
PROSUPP LTV      COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
-----------------------------------------------------------------------------
20.01 - 30.00       1         81,700.00      0.05     591      20.95    9.120
30.01 - 40.00       1        400,000.00      0.25     602      33.33    6.790
40.01 - 50.00       5      1,043,900.00      0.65     679      46.69    6.036
50.01 - 60.00      12      3,583,400.00      2.22     621      56.64    6.654
60.01 - 70.00      20      5,650,321.79      3.50     631      67.67    6.625
70.01 - 80.00     433    109,060,824.61     67.61     646      79.56    6.830
80.01 - 90.00     105     35,600,496.33     22.07     640      87.15    7.309
90.01 - 100.00     21      5,882,250.00      3.65     633      94.64    7.681
-----------------------------------------------------------------------------
TOTAL             598    161,302,892.73    100.00     643      80.50    6.952
=============================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 1 IO LOANS     October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 2 of 3
--------------------------------------------------------------------------------

                              AGGREGATE FICO SCORE

--------------------------------------------------------------------------------
    FICO SCORE       COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
561 - 580              23      6,151,650.00      3.81     572      79.67   7.332
581 - 600             113     26,173,553.58     16.23     591      80.28   7.336
601 - 620             100     24,093,752.46     14.94     610      80.03   7.094
621 - 640             105     27,019,367.00     16.75     630      80.98   6.976
641 - 660              94     24,612,578.13     15.26     650      80.41   6.881
661 - 680              74     23,142,017.90     14.35     669      81.17   6.733
681 - 700              45     15,326,517.33      9.50     690      81.00   6.854
701 - 720               9      2,743,580.00      1.70     713      78.79   6.417
721 - 740              17      6,524,676.33      4.04     729      81.77   6.692
741 - 760              10      2,398,800.00      1.49     751      80.36   6.362
761 - 780               6      1,756,900.00      1.09     773      70.22   6.195
781 +                   2      1,359,500.00      0.84     786      83.21   5.266
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

                             AGGREGATE LOAN PURPOSE

--------------------------------------------------------------------------------
   LOAN PURPOSE      COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
Cash-Out Refi         256     78,692,056.43     48.79     634      80.17   6.957
Purchase              342     82,610,836.30     51.21     652      80.82   6.947
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

                             AGGREGATE PROPERTY TYPE

--------------------------------------------------------------------------------
   PROPERTY TYPE     COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
2-4 FAMILY UNIT        27     11,098,300.00      6.88     651      81.65   6.864
CONDO                  41      7,565,299.66      4.69     641      80.59   6.974
PUD                    83     24,259,273.07     15.04     639      81.03   7.081
S/F DETACHED          445    118,087,020.00     73.21     643      80.26   6.931
TOWNHOUSE               2        293,000.00      0.18     607      87.59   7.060
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

                                AGGREGATE STATES

--------------------------------------------------------------------------------
       JURIS         COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
AL                      4        356,000.00      0.22     606      82.80   8.330
AZ                     51     11,703,691.00      7.26     646      80.52   7.061
CO                     32      6,933,804.34      4.30     629      83.06   6.716
CT                      1        294,600.00      0.18     618      78.14   7.538
FL                     64     16,474,101.79     10.21     647      81.29   7.110
GA                     23      4,030,437.49      2.50     616      82.35   7.555
IA                      2        130,700.00      0.08     584      79.93   8.146
ID                      1        113,200.00      0.07     601      80.00   6.780
IL                     27      6,880,550.00      4.27     643      80.53   7.138
IN                      3        373,000.00      0.23     615      81.89   7.040
KS                      1        107,600.00      0.07     623      80.00   8.875
KY                      2        184,412.00      0.11     603      79.99   7.423
LA                      1        296,000.00      0.18     617      80.00   6.410
MA                     26      8,505,800.00      5.27     643      79.19   7.263
MD                     21      6,648,581.75      4.12     653      80.96   6.928
MI                     20      3,395,731.54      2.11     653      82.67   7.454
MN                      6      1,399,072.00      0.87     625      83.09   7.843
MO                      2        229,600.00      0.14     612      80.00   7.065
MS                      1         65,800.00      0.04     587      84.90   9.020
NC                     23      3,087,995.00      1.91     617      83.08   8.027
NH                      2        505,600.00      0.31     642      80.00   8.124
NJ                      8      2,194,000.00      1.36     625      82.31   7.771
NM                      2        263,200.00      0.16     602      80.00   7.306
NOCAL                  64     24,266,937.21     15.04     652      80.28   6.654
NV                     32      8,584,899.16      5.32     644      81.30   6.851
NY                     33     13,489,497.33      8.36     646      82.39   6.702
OH                     13      1,327,700.00      0.82     605      79.34   7.569

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.      AEGIS 0505 - GROUP 1 IO LOANS     October 12, 2005
kingsley                                                            11:57 AM EDT
                                                                     Page 3 of 3
--------------------------------------------------------------------------------

                                AGGREGATE STATES

--------------------------------------------------------------------------------
       JURIS         COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
OR                      1         77,600.00      0.05     698      80.00   7.380
PA                      1        199,900.00      0.12     600      79.99   7.070
RI                      3        857,100.00      0.53     622      81.31   6.715
SC                      7        919,900.00      0.57     601      82.66   7.806
SOCAL                  79     28,369,150.00     17.59     646      77.60   6.675
TN                      1        118,639.46      0.07     643      80.00   6.540
TX                      7      1,701,033.00      1.05     639      79.69   7.718
UT                     11      2,233,200.00      1.38     637      82.40   6.387
VA                      8      1,887,200.00      1.17     649      80.42   7.526
WA                     14      2,779,299.66      1.72     647      79.99   6.371
WI                      1        317,360.00      0.20     661      80.00   6.990
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

                          AGGREGATE DOCUMENTATION TYPE

--------------------------------------------------------------------------------
    DOC STRING       COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
AltDoc                 23      7,306,700.00      4.53     643      82.48   6.674
Full                  267     58,707,595.04     36.40     624      80.74   6.767
Stated                308     95,288,597.69     59.07     655      80.21   7.086
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

                            AGGREGATE OCCUPANCY TYPE

--------------------------------------------------------------------------------
  OCCUPANCY TYPE     COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------------
OWNER OCCUPIED        596    160,666,492.73     99.61     643      80.45   6.947
SECOND HOME             2        636,400.00      0.39     608      95.00   8.176
--------------------------------------------------------------------------------
TOTAL                 598    161,302,892.73    100.00     643      80.50   6.952
================================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.  AEGIS 0505 - GROUP 1 IO LOANS         October 12, 2005
kingsley                                                            11:58 AM EDT
                                                                     Page 1 of 2
--------------------------------------------------------------------------------

                             AGGREGATE GROSS MARGIN

---------------------------------------------------------------------------------
GROSS COUPON MARGIN   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
---------------------------------------------------------------------------------

200.1 - 250.0            1        510,000.00      0.32     634      85.00   6.590
250.1 - 300.0            5        802,100.00      0.51     641      75.82   6.827
350.1 - 400.0            6      2,751,100.00      1.75     700      77.45   5.626
400.1 - 450.0           20      6,586,700.00      4.19     664      75.05   5.651
450.1 - 500.0           56     16,973,117.33     10.80     658      79.89   6.334
500.1 - 550.0          107     30,872,470.86     19.64     647      79.19   6.622
550.1 - 600.0          135     36,730,203.16     23.36     641      79.82   6.890
600.1 - 650.0          115     27,277,224.80     17.35     639      81.89   7.257
650.1 - 700.0           84     20,680,520.69     13.16     629      82.40   7.490
700.1 - 750.0           30      7,117,702.33      4.53     633      82.94   7.763
750.1 - 800.0           20      4,743,181.77      3.02     604      85.86   8.526
800.1 - 850.0            6      1,091,750.00      0.69     594      88.66   8.896
850.1 - 900.0            2      1,066,000.00      0.68     632      90.61   8.682
---------------------------------------------------------------------------------
TOTAL                  587    157,202,070.94    100.00     642      80.62   6.960
=================================================================================

                         AGGREGATE INITIAL PERIODIC CAP

-------------------------------------------------------------------------
MAX INITIAL
RATE ADJ      COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
-------------------------------------------------------------------------
1.500            9      2,971,940.00      1.89     644      80.58   6.644
3.000          578    154,230,130.94     98.11     642      80.62   6.966
-------------------------------------------------------------------------
TOTAL          587    157,202,070.94    100.00     642      80.62   6.960
=========================================================================

                             AGGREGATE PERIODIC CAP

--------------------------------------------------------------------------
MAX RATE ADJ   COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
--------------------------------------------------------------------------
1.000           575    153,552,131.78     97.68      642     80.64   6.967
1.500            12      3,649,939.16      2.32      640     79.63   6.661
--------------------------------------------------------------------------
TOTAL           587    157,202,070.94    100.00      642     80.62   6.960
==========================================================================

                             AGGREGATE MAXIMUM RATE

------------------------------------------------------------------------------
GROSS LIFE CAP    COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
------------------------------------------------------------------------------
10.501 - 11.000      2        718,000.00      0.46     614      75.77    4.872
11.001 - 11.500     14      5,618,200.00      3.57     691      76.30    5.310
11.501 - 12.000     39     12,173,220.00      7.74     665      78.27    5.878
12.001 - 12.500     77     23,942,910.00     15.23     654      80.41    6.323
12.501 - 13.500    271     72,214,291.49     45.94     639      79.89    6.940
13.501 - 14.000     94     23,293,027.29     14.82     640      82.83    7.588
14.001 - 14.500     55     11,125,508.83      7.08     614      82.44    7.896
14.501 - 15.000     19      5,111,713.33      3.25     625      85.50    8.527
15.001 - 15.500      9      1,671,150.00      1.06     600      83.24    9.129
15.501 - 16.000      5        939,800.00      0.60     597      87.88    9.798
16.001 - 16.500      2        394,250.00      0.25     619      95.00   10.177
------------------------------------------------------------------------------
TOTAL              587    157,202,070.94    100.00     642      80.62    6.960
==============================================================================

                         AGGREGATE MINIMUM RATE (FLOOR)

-------------------------------------------------------------------------------
GROSS LIFE FLOOR   COUNT       BALANCE      PERCENT   WA FICO   WA LTV     WAC
-------------------------------------------------------------------------------
4.501 - 5.000         7      2,596,400.00      1.65     644      78.83    6.501
5.001 - 5.500        15      5,906,200.00      3.76     693      76.48    5.319
5.501 - 6.000        39     11,859,620.00      7.54     666      78.22    5.881
6.001 - 6.500        84     26,224,947.34     16.68     654      80.42    6.338
6.501 - 7.000       176     50,684,126.40     32.24     639      79.73    6.826
7.001 - 7.500       121     27,047,872.10     17.21     637      80.28    7.265
7.501 - 8.000        77     18,940,235.10     12.05     640      83.37    7.752
8.001 - 8.500        37      7,295,270.00      4.64     609      84.26    8.248
8.501 - 9.000        15      3,642,200.00      2.32     600      86.29    8.742
9.001 - 9.500         9      1,671,150.00      1.06     600      83.24    9.129
9.501 - 10.000        5        939,800.00      0.60     597      87.88    9.798
10.001 - 10.500       2        394,250.00      0.25     619      95.00   10.177
-------------------------------------------------------------------------------
TOTAL               587    157,202,070.94    100.00     642      80.62    6.960
===============================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.  AEGIS 0505 - GROUP 1 IO LOANS         October 12, 2005
kingsley                                                            11:58 AM EDT
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

                         AGGREGATE NEXT RATE ADJUST DATE

------------------------------------------------------------------------
FIRST RATE
ADJ DATE     COUNT       BALANCE      PERCENT   WA FICO   WA LTV    WAC
------------------------------------------------------------------------
200707         13      4,183,921.93      2.66     647      77.44   7.549
200708         71     17,699,413.80     11.26     648      80.13   7.037
200709        292     76,884,980.21     48.91     640      80.81   6.863
200710        177     49,834,300.00     31.70     643      81.06   7.021
200808          7      2,190,715.00      1.39     637      80.97   6.806
200809         20      4,826,140.00      3.07     658      78.68   6.980
200810          7      1,582,600.00      1.01     620      76.44   7.428
------------------------------------------------------------------------
TOTAL         587    157,202,070.94    100.00     642      80.62   6.960
========================================================================

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.